As filed with the U.S. Securities and Exchange Commission on May 30, 2013

File Nos. 333-57017 and 811-08821

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 55	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 56	☒

RYDEX VARIABLE TRUST

(Exact Name of Registrant as Specified in Charter)

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(Address of Principal Executive Offices) (Zip Code)

(301) 296-5100

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

County of New Castle

(Name and Address of Agent for Service)

Copies to:

W. John McGuire

Bingham McCutchen LLP

2020 K Street NW

Washington, DC  20006

Amy J. Lee

Guggenheim Investments

One Security Benefit Place

Topeka, KS 66636-0001

It is proposed that this filing will become effective (check appropriate box):

☐                        Immediately upon filing pursuant to paragraph (b) of Rule 485

☐                        On (date) pursuant to paragraph (b)(1)(v) of Rule 485

☒                      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐                        On (date) pursuant to paragraph (a)(1) of Rule 485

☐                        75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐                        On (date) pursuant to paragraph (a)(2) of Rule 485

_________, 2013

THE GUGGENHEIM VARIABLE INSURANCE FUNDS
PROSPECTUS

GUGGENHEIM ALTERNATIVES FUNDS

U.S. LONG SHORT MOMENTUM

MANAGED COMMODITIES STRATEGY

(FORMERLY, LONG/SHORT COMMODITIES STRATEGY)

GLOBAL MANAGED FUTURES STRATEGY

(FORMERLY, MANAGED FUTURES STRATEGY)

MULTI-HEDGE STRATEGIES

RYDEX MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; and Tax Information)

Alternatives Funds
U.S. Long Short Momentum Fund	1
Managed Commodities Strategy Fund	6
Global Managed Futures Strategy Fund	13
Multi-Hedge Strategies Fund	19
Money Market Fund
U.S. Government Money Market Fund	25
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	28
MANAGEMENT OF THE FUNDS	42
SHAREHOLDER INFORMATION	46
PURCHASING AND REDEEMING SHARES	47
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	48
DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION	48
FINANCIAL HIGHLIGHTS	50
ADDITIONAL INFORMATION	55

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U.S. Long Short Momentum Fund

INVESTMENT OBJECTIVE

The U.S. Long Short Momentum Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.96%
Short Sales Dividend and Interest Expense	0.13%
Remaining Other Expenses	0.83%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	1.88%

*  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles. The Advisor allocates investments to industries and styles according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions. Equity positions are determined based on their associated industry and style momentum, risk characteristics, and liquidity. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts ("ADRs"), but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts,

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and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries to which the Fund is seeking exposure. The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund's investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions or for defensive purposes to seek to avoid losses during adverse market conditions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund expenses and may adversely affect the Fund's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. When used to generate leveraged exposure, the Fund's investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

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Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk – The Fund's investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund's return.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Sector Risk – Because the Fund seeks to gain exposure to different industries and sectors in the economy, from time to time, it may invest a significant percentage of the Fund's assets in issuers in a single industry or sector of the economy. To the extent the Fund has significant investment exposure to an industry or sector, such exposure may present more risks than if the Fund's investments were more broadly diversified. While the Fund's sector and industry exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors and industries the Fund may have exposure to over time and should not be relied on as such.

Basic Materials Sector Risk – To the extent that the Fund's investments are focused in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of basic materials companies also may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Energy Sector Risk – To the extent that the Fund's investments are focused in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

Financial Services Sector Risk – To the extent that the Fund's investments are focused in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due

PROSPECTUS
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to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

Real Estate Sector Risk – To the extent that the Fund's investments are focused in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Investments in real estate companies and REITs also may subject the Fund to the risks associated with the direct ownership of real estate. In addition to these risks, REITs are dependent on specialized management skills. These factors may increase the volatility of the Fund's investments in REITs.

Technology Sector Risk – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology Companies also may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future. Prior to May 28, 2010, the Fund did not employ a hedging model to achieve its objective; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

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The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 9/30/2009) 15.96%	Lowest Quarter Return (quarter ended 12/31/2008) -22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Long Short Momentum Fund	4.43%	-3.92%	6.23%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	7.68%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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Managed Commodities Strategy Fund (Formerly, Long/Short Commodities Strategy Fund)

INVESTMENT OBJECTIVE

The Managed Commodities Strategy Fund (the "Fund") seeks to achieve total returns with less volatility than the broad commodities markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	1.06%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses*	1.06%
Other Expenses of the Fund	1.05%
Other Expenses of the Subsidiary	0.01%
Total Annual Fund Operating Expenses	2.12%
Fee Waiver**	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	1.96%

*  "Other Expenses" are based on estimated amounts for the current fiscal year.

**  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund's Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$199	$615

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve total returns with less volatility than the broad commodities markets from long and/or short investments in commodities and other investment instruments. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements, in the global commodities markets.

The strategies may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all commodities markets, to focused strategies that seek to provide exposure to a single asset class, sector or a market.

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The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector, or market that the Advisor expects to fall in value. The Fund may also take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund's positions and strategies.

The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund's short positions will be fully covered at all times. The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds ("ETFs"); other pooled investment vehicles that provide exposure to the commodities, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes ("ETNs"); and common stock. The Fund may purchase and sell options and futures contracts.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund's portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund's exposure to any increase or decrease in prices associated with a particular trend resulting in increased volatility in the value of the Fund's portfolio. The value of the Fund's portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the "1940 Act") or to meet redemption requests. The Fund's use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The Fund's derivative investments will be used both to obtain exposure to the commodities markets and to manage risk and limit exposure created by certain of the Fund's investments. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also intends to enter into short sales and invest in short positions of certain investments.

The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers' acceptances, and time deposits. The Fund may also invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.

The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). The Fund also may invest up to 25% of its assets in municipal securities. The Fund may invest in ETFs and other investment companies,

PROSPECTUS
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certain of which may be advised by the Advisor, that provide exposure to fixed income securities similar to those securities in which the Fund may invest directly.

The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary's investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund's investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Asset-Backed and Mortgage-Backed Securities Risk – As an investor in asset-backed securities, including mortgage-backed securities, the Fund generally will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Bank Obligations Risk – The Fund's investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks are also subject to certain additional risks such as adverse foreign political and economic developments.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund, the Subsidiary, and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund and the Subsidiary do not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund and Subsidiary expenses and may adversely affect the Fund's and the Subsidiary's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's investment in commodity-related investment products may lead to losses in excess of the Fund's investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

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Credit Risk – Issuers or guarantors of debt instruments or the counterparty to a repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government generally have less credit risk than debt securities of non-government issuers. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. When used to generate leveraged exposure, the Fund's investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

Exchange-Traded Notes (ETNs) Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Extension Risk – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Financial Services Sector Risk – To the extent that certain of the Fund's investments are focused in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

Fixed Income Risk – The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

High Yield Risk – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such

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securities. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Income Risk – Falling interest rates may cause the Fund's income to decline.

Interest Rate Risk – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk – The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary's investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Issuer Specific Risk – A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund's investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund's return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a "limit move," it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Prepayment or Call Risk – During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on available securities are lower than the yield in the prepaid security. The Fund may also lose any premium it paid on the security.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Sector Risk – Through its investments in futures and similar instruments, the Fund may have significant exposure to one or more of the energy, precious and industrial metals, and agriculture sectors. As a result of this investment exposure, the Fund will be more susceptible to the risks associated with each sector than a fund that does not invest in such a manner. To the extent that the Fund has significant exposure to any of the energy, precious and industrial metals, and/or agriculture sectors, the Fund is subject to the risk that those sectors will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund's ability to qualify as a regulated investment company. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

Temporary Defensive Investment Risk – The Fund does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

A comparison of the Fund's performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund has not yet commenced operations and, therefore, does not have any performance history. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Jayson Flowers, Senior Managing Director. Mr. Flowers has been associated with the Advisor since 1998.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•  B. Scott Minerd, Chief Investment Officer. Mr. Minerd has been associated with the Advisor since 1998.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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Global Managed Futures Strategy Fund (Formerly, Managed Futures Strategy Fund)

INVESTMENT OBJECTIVE

The Global Managed Futures Strategy Fund (the "Fund") seeks to generate positive total returns over time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.95%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Other Expenses of the Fund	0.84%
Other Expenses of the Subsidiary**	0.00%
Total Annual Fund Operating Expenses	1.79%
Fee Waiver***	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	1.74%

*  "Other Expenses of the Fund," "Other Expenses," "Total Annual Fund Operating Expenses," and "Total Annual Fund Operating Expenses After Fee Waiver" have been restated to reflect current fees. Effective April 1, 2013, certain licensing arrangements were terminated resulting in the elimination of licensing fees previously paid by the Fund.

**  Other Expenses of the Subsidiary were less than 0.01% for the fiscal year ended December 31, 2012.

***  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund's Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment strategy focuses on the use of a systematic, price-based statistical process to identify and profit from price trends in the commodity, currency, equity, and fixed income markets. The Advisor uses proprietary methods of comparing current prices to historical prices over varying periods of time to identify trends of varying lengths in the commodity, currency, equity, and

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fixed income markets. When the Fund's investment strategy identifies a price trend in a particular market for a specific time frame, the Fund will take either a long or short position in the related futures or forward contract. If the Fund's investment strategy does not identify a trend, the Fund will not establish a position with exposure to that particular market segment. The size of each position is determined by the estimated risk of each position as measured by recent volatility. Position sizes also may be constrained by position margin requirements, liquidity needs, leverage limits, and other portfolio or market measures.

The Advisor may employ systematic relative value trading strategies and other risk-management strategies to seek to mitigate declines in the market price of the Fund's shares, reduce risk, and improve returns over time. Such strategies may reduce the Fund's level of investment during periods of declining Fund performance.

The Fund will implement the strategy's targeted exposures principally through the use of futures, forwards, and swap agreements. The Fund may invest in a variety of futures, forwards and swap agreements, including those based on interest rates, commodities, currencies, fixed income securities, equities and equity indices. Options and options on futures may be employed principally for hedging purposes, especially as tools of the risk management strategies. In the course of implementing the Fund's investment strategy, the Advisor may purchase and sell options and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in "managed futures." For these purposes, managed futures are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described above.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund's portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund's exposure to any increase or decrease in prices associated with a particular trend resulting in increased volatility in the value of the Fund's portfolio. The value of the Fund's portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the "1940 Act") or to meet redemption requests. The Fund's use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The majority of the Fund's derivative investments will be used to obtain exposure to the commodity, fixed income, currency, and equity markets; however, certain of the Fund's derivative investments may be employed to hedge risk and limit leveraged exposure created by certain of the Fund's investments. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term fixed-income securities (generally rated AA or higher), money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize it derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary's investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund's investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

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PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund, the Subsidiary, and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund and the Subsidiary do not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund and Subsidiary expenses and may adversely affect the Fund's and the Subsidiary's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's investment in commodity-related investment products may lead to losses in excess of the Fund's investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. When used to generate leveraged exposure, the Fund's investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

Fixed Income Risk – The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally

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decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Investment in the Subsidiary Risk – The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary's investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund's investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund's return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a "limit move," it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

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16

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund's ability to qualify as a regulated investment company. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

Temporary Defensive Investment Risk – The Fund does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's investment objective and principal investment strategies changed on July 11, 2011 and September 27, 2012. Prior to September 27, 2012, the Fund sought to achieve positive absolute returns using an investment methodology based primarily on the S&P DTI's systematic rules-based trend-following strategy. Prior to July 11, 2011, the Fund sought to provide investment results that matched, before fees and expenses, the performance of the S&P DTI. Therefore, the performance and average annual total returns shown for periods prior to July 11, 2011 may have differed had the Fund's current investment objective and principal investment strategy been in effect during those periods.

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 12/31/2010) 6.07%	Lowest Quarter Return (quarter ended 6/30/2012) -5.72%

PROSPECTUS
17

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Since Inception (11/7/2008)
Global Managed Futures Strategy Fund	-11.20%	-7.43%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.11%	0.61%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

PROSPECTUS
18

Multi-Hedge Strategies Fund

INVESTMENT OBJECTIVE

The Multi-Hedge Strategies Fund (the "Fund") seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	1.23%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.93%
Other Expenses of the Fund	0.00%
Other Expenses of the Subsidiary*	0.00%
Short Sales Dividend and Interest Expense	0.93%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses**	2.35%
Fee Waiver***	0.08%
Total Annual Fund Operating Expenses After Fee Waiver**	2.27%

*  Other Expenses of the Subsidiary were less than 0.01% for the fiscal year ended December 31, 2012.

**  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

***  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund's Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$230	$709	$1,215	$2,605

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 461% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PROSPECTUS
19

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

Long/Short Equity – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

Equity Market Neutral – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

Fixed Income Strategies – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

Merger Arbitrage – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

Global Macro – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts ("ADRs"), exchange-traded funds ("ETFs"), and corporate debt. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary's investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Borrowing Risk – The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund's borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund's ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing

PROSPECTUS
20

may reduce the Fund's return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund's assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund, the Subsidiary, and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund and the Subsidiary do not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund and Subsidiary expenses and may adversely affect the Fund's and the Subsidiary's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's investment in commodity-related investment products may lead to losses in excess of the Fund's investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. When used to generate leveraged exposure, the Fund's investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

PROSPECTUS
21

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

Fixed Income Risk – The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

High Yield Risk – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk – The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary's investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund's investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund's return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1/3% of its assets.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a "limit move," it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

PROSPECTUS
22

Mid-Capitalization Securities Risk – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund's ability to qualify as a regulated investment company. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the HFRX Global Hedge Fund Index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
23

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 9/30/2010) 4.91%	Lowest Quarter Return (quarter ended 12/31/2008) -10.74%

AGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	2.23%	-2.48%	-0.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.98%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	3.58%	-2.89%	-0.03%

*  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•  Larry Shank, CFA, CAIA, Portfolio Manager. Mr. Shank has been associated with the Advisor since 2001.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

PROSPECTUS
24

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE

The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.27%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements collateralized fully by U.S. government securities. The Fund also may invest in other securities that are determined to be "Eligible Securities" as defined in Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"), including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (also known as The World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates in compliance with U.S. Securities and Exchange Commission (the "SEC") rules, including Rule 2a-7, which impose certain liquidity, maturity and diversification requirements on all registered money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities as defined by Section 2(a)(16) of the 1940 Act (and derivatives thereof). Section 2(a)(16) of the 1940 Act defines "government security" to mean any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

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PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Income Risk – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

Interest Rate Risk – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the repurchase agreement counterparty and underlying collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Stable Price Per Share Risk – The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 12/31/2006) 1.04%	Lowest Quarter Return (quarter ended 9/30/2012) 0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.00%	0.24%	1.11%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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More Information About the Trust and the Funds

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each, a "Fund" and collectively, the "Funds") which are grouped into the following categories:

ALTERNATIVES FUNDS – U.S. Long Short Momentum Fund, Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the U.S. Long Short Momentum Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The U.S. Long Short Momentum Fund may, but will not necessarily, invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower returns and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the U.S. Long Short Momentum Fund may not achieve its investment objective.

The U.S. Government Money Market Fund's investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities as defined by Section 2(a)(16) of the 1940 Act (and derivatives thereof) is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Alternatives Funds. While the Alternatives Funds seek to target return characteristics similar to those achieved by certain hedge fund strategies, the Alternatives Funds are registered investment companies and, thus, are subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Alternatives Funds are not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage. Therefore, the Alternatives Funds may seek to achieve their investment objectives through the use of investment techniques that differ from those employed by hedge funds.

U.S. Long Short Momentum Fund. Each month, the Advisor allocates investments to industries and styles according to several measures of momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of styles, industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in styles, industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

Multi-Hedge Strategies Fund. The Advisor develops and implements investment strategies designed to achieve the Fund's objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk at the Fund and strategy level.

Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral,

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Global Macro, Merger Arbitrage, and Fixed Income Strategies. These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods. The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions.

There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

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•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor uses quantitative methods to construct a portfolio for each Fund. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's investment universe in order to maintain consistency and predictability.

The Global Managed Futures Strategy Fund's investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in "managed futures" is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Investment in the Subsidiaries – The Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Global Managed Futures Strategy Fund may each invest in its Subsidiary. Each Fund's investment in its Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see "Dividends, Distributions and Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions. Each Subsidiary is considered to be a commodity pool, but due to each Subsidiary's and the Advisor's reliance on available exemptions from the Commodity Exchange Act, the Commodity Futures Trading Commission ("CFTC") has not passed upon the merits on an investment in the Funds or the Subsidiaries, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Fund. The Subsidiaries are managed by the Advisor and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund's Board of Trustees has direct oversight over the Fund's investments in its Subsidiary and indirect oversight over the Subsidiary's operations and investment activities.

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For more information about the operation and management of the Funds' Subsidiaries, please see "Investment Policies, Techniques, and Risk Factors" in the SAI.

PRINCIPAL INVESTMENT RISKS

The following section provides additional information regarding the principal risks summarized under "Principal Risks" in the Fund Summaries. The risks below may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

Active Trading Risk – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Asset-Backed and Mortgage-Backed Securities Risk – The Fund may invest in asset-backed securities, including mortgage -backed securities and structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return or defaults. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

Bank Obligations Risk – The Fund's investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

Borrowing Risk – The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the

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Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/3 % of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund participates in a secured line of credit with BNP Paribas (the "Line of Credit") that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.

Capitalization Securities Risk – The Fund's investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its benchmark it is subject to the risk that the predominate capitalization range represented in its benchmark may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CFTC Regulatory Risk – As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, the Advisor, the Fund, and the Subsidiary must either operate within certain trading and marketing limitations with respect to the Fund's and the Subsidiary's use of derivatives subject to regulation by the CFTC, such as futures, options on such futures, commodity options, and certain swaps, or the Advisor must register with the CFTC as a commodity pool operator ("CPO") subjecting the Advisor, the Fund, and the Subsidiary to regulation by the CFTC.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

Consistent with Fund's principal investment strategy and investment policies, the Advisor intends to maintain the flexibility to utilize derivatives subject to CFTC regulation in the Fund and the Subsidiary for non-bona fide hedging purposes beyond the de minimis amounts provided for by the new CFTC rules. As such, the Advisor does not currently qualify for an exemption from registration, and the Advisor has registered with the CFTC as a CPO. Therefore, the Advisor, the Fund and the Subsidiary are subject to regulation by the

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CFTC and will be required to comply with certain disclosure, reporting, and recordkeeping requirements once finalized by the CFTC. Compliance with these additional requirements will likely increase Fund and Subsidiary expenses. The Fund and the Subsidiary also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund's and the Subsidiary's ability to obtain exposure to certain investments and the commodities markets generally. Because certain of the regulatory requirements that would apply to the Fund have not yet been adopted, it is unclear what the effect of those requirements would be on the Fund if they are adopted. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Commodity-Linked Derivative Investment Risk – The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund's investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund's position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund's investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder's interest in the Fund.

Index-Linked and Commodity-Linked "Structured" Securities – The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Structured Note Risk – The Fund intends to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio

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securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and the Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Credit Risk – It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by the Fund or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor's Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

Loans in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer loans.

Currency Risk – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors' expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value

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of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Derivatives Risk – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They also may be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC-approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

Futures Contracts – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Early Closing Risk – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Emerging Markets Risk – The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's® , countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Notes (ETNs) Risk – The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

Extension Risk – When interests rate rise, an issuer may exercise its right to pay principal on an obligation, particularly asset-backed and mortgage-backed securities, later than expected. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Fixed Income Risk – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Global Managed Futures Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, ETFs, and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can

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change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

High Yield Risk – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Income Risk – The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund – a means of achieving an overall investment objective of principal safety – reduces the likelihood of price fluctuation.

Investment in Investment Companies Risk – The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

Exchange-Traded Fund (ETF) Risk – The Fund may invest in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid

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price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

Investment in the Subsidiary Risk – The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Technique Risk – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, structured notes, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

Issuer Specific Risk – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Leveraging Risk – The Fund may invest in leveraged instruments in pursuit of its investment objective. The Multi-Hedge Strategies Fund's use of borrowings for investment purposes may also give rise to leverage. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of derivatives instruments, when issued, delayed-delivery or forward commitment transactions or short sales. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses.

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Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating Net Asset Value."

Market Risk – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

Non-Diversification Risk – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Prepayment or Call Risk – Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Repurchase Agreement Risk – The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

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Sector Risk – The Sector Risk applicable to each Fund is as follows:

Agriculture Sector Risk – The risk that the securities of issuers in the agriculture sector that the Managed Commodities Strategy Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are exposed, directly and indirectly, to the agriculture sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and increased competition affecting the agriculture sector. In addition, investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of a direct or indirect investment in the agriculture sector could decline, which would adversely affect an investment in the Fund if it held such an investment.

Basic Materials Sector Risk – The risk that the securities of issuers in the basic materials sector that the U.S. Long Short Momentum Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are exposed to issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of basic materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Energy Sector Risk – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the U.S. Long Short Momentum Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are exposed to issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

Financial Services Sector Risk – The risk that the securities of issuers in the financial services sector that the U.S. Long Short Momentum Fund and Managed Commodities Strategy Fund purchase will underperform the market as a whole. To the extent that a Fund's investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

Precious and Industrial Metals Sector Risk – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Managed Commodities Strategy Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are exposed to issuers conducting business in the precious and/or industrial metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious and industrial metals. The prices of precious and industrial metals and securities of precious and industrial metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

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Real Estate Sector Risk – The risk that the securities of real estate companies that the U.S. Long Short Momentum Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are exposed to real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies also may subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

Technology Sector Risk – The risk that the securities of issuers in the technology sector that the U.S. Long Short Momentum Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are exposed to issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Short Sales Risk – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Stable Price Per Share Risk – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

Tax Risk – In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Fund must derive at least 90% of its gross income each taxable year from sources generating qualifying income, which is described in more detail in the SAI. Income derived from direct and certain indirect

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investments in commodities is not qualifying income. As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund gains most of its exposure to the commodities markets through investment in a wholly-owned Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. The Fund has received a private letter ruling issued by the Internal Revenue Service which concludes that the income attributable to the Fund's investment in its Subsidiary will be "qualifying income."

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings similar to those issued to the Fund. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in the private letter ruling issued to it with respect to the operation of its wholly-owned Subsidiary until such time as the Internal Revenue Service revokes such rulings.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Fund invests in such instruments directly, it generally will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund should fail to comply with the qualifying income test or otherwise fail to qualify as a regulated investment company, contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code, all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders, and all income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

The Fund has also received a private letter ruling from the Internal Revenue Service concluding that certain commodities-linked notes held by the Fund will produce "qualifying income" for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

Temporary Defensive Investment Risk – The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

Trading Halt Risk – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

Management of the Funds

INVESTMENT ADVISOR

The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of each Fund since its inception.

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The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2012, based on the average daily net assets of each Fund, as set forth below:

Fund	Advisory Fee
U.S. Long Short Momentum Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Managed Commodities Strategy Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
U.S. Government Money Market Fund	0.50%

For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund, Managed Commodities Strategy Fund, and Global Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

For the U.S. Government Money Market Fund, the Advisor and/or one or more of its affiliates may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield or to continue paying periodic dividends when the yield is not positive.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions, including to the Advisor's parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's September 2011 approval of the Funds' investment advisory agreement is available in the December 31, 2011 Annual Report to Shareholders, which covers the period January 1, 2011 to December 31, 2011.

The Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The Advisor and the Funds rely on an exemptive order obtained from the U.S. Securities and Exchange Commission (the "SEC") to be able to function as a multi-manager structure. The order allows the Advisor to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Advisor to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds' Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. In the event the Funds use a sub-advisor, the Advisor would provide the following oversight and evaluation services to the Funds:

•  performing initial due diligence on prospective sub-advisers for the Funds;

•  monitoring the performance of the sub-advisers;

•  communicating performance expectations to the sub-advisers; and

•  ultimately recommending to the Board whether a sub-adviser's contract should be renewed, modified or terminated.

The Advisor does not expect to recommend frequent changes of sub-advisers. Although the Advisor will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. Currently the Funds are not managed by a sub-adviser.

The sub-advisers are subject to oversight by the Advisor. The Advisor and the Trust have obtained an exemptive order from the SEC, and obtained shareholder approval that permits the Advisor, with the approval of the Independent Trustees of the Trust, to retain

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unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the Funds' shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries also have entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

Subsidiary	Advisory Fee
Managed Commodities Strategy CFC	0.90%
Global Managed Futures Strategy CFC	0.90%
Multi-Hedge Strategies CFC	1.15%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives which are specific to the Subsidiaries and not duplicative of services provided to the Funds. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals. On a day-to-day basis, Messrs. Michael P. Byrum, Michael J. Dellapa and Ryan Harder are jointly and primarily responsible for the day-to-day management of each of the Funds with the exception of the Managed Commodities Strategy Fund and Multi-Hedge Strategies Fund. On a day-to-day basis, Messrs. Byrum, B. Scott Minerd, Jayson Flowers, and Harder are jointly and primarily responsible for the day-to-day management of the Managed Commodities Strategy Fund and Messrs. Byrum, Dellapa, Harder, and Larry Shank are jointly and primarily responsible for the day-to-day management of the Multi-Hedge Strategies Fund. Biographical information for each of the portfolio managers is listed below.

Michael P. Byrum, CFA, Senior Vice President – Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500® Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable

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Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternatives Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Jayson Flowers, Senior Managing Director – Mr. Flowers joined Guggenheim in 1998 and serves as the Head of Guggenheim's Equity and Derivative Strategies. Mr. Flowers has more than 16 years of experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset-backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivative and global equity arbitrage. Prior to Guggenheim, Mr. Flowers was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously, Mr. Flowers worked at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternatives Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

B. Scott Minerd, Global Chief Investment Officer – Mr. Minerd joined Guggenheim Partners in 1998. Mr. Minerd is Global Chief Investment Officer of Guggenheim Partners Asset Management ("GPAM") and its affiliate, Guggenheim Investment Management, LLC ("GIM"), and a Managing Partner of Guggenheim Partners. Mr. Minerd guides the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley's London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of PricewaterhouseCoopers LLP. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Mr. Minerd is a regular featured guest on FOX Business News, Bloomberg Television, and CNBC sharing his insight on today's financial climate.

Larry Shank, CFA, CAIA, Portfolio Manager – Mr. Shank joined the Advisor in 2001 as a Research Analyst. As a Research Analyst, Mr. Shank was responsible for performing quantitative research on multiple asset classes, and was promoted to Portfolio Manager in December 2007. On a day-to-day basis, he is responsible for researching, developing and managing the strategies employed by the Multi-Hedge Strategies Fund. Mr. Shank graduated summa cum laude with a B.S. degree in Finance from the Massachusetts College of Liberal Arts. He also holds an M.B.A. from the Tepper School of Business – Carnegie Mellon University and an M.S. in Mathematics and Statistics from Georgetown University. Mr. Shank also is a member of the CFA Society of Washington.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

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Shareholder Information

CALCULATING NET ASSET VALUE

The price per share (the offering price) of each Fund will be the NAV next determined after your purchase order is received by the Trust. You also may redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request.

Each Fund calculates its NAV by:

•  Taking the current market value of its total assets

•  Subtracting any liabilities

•  Dividing that amount by the total number of shares owned by shareholders

Each Fund calculates its NAV once each Business Day (as defined below) as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly. The NYSE is open Monday through Friday, except in observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – a Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.

In calculating NAV, each Fund, except for the Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The Advisor will regularly value the Managed Commodities Strategy Fund's and Global Managed Futures Strategy Fund's investments in structured notes in accordance with the terms of their agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.

Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund ("underlying mutual fund") in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund's NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option's last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.

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The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Global Managed Futures Strategy Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Acquired Fund Fees and Expenses – As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the "Acquired Funds"), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund's NAV or the Fund's cost of operations. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

Short Sales Dividend and Interest Expense – "Short Sales Dividend and Interest Expense" is incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Sales Dividend and Interest Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

Other Expenses – For the Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Global Managed Futures Strategy Fund, "Other Expenses" includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.

Purchasing and Redeeming Shares

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.guggenheiminvestments.com.

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Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Guggenheim Investments may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent Trading Policy. Because the U.S. Government Money Market Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact a Fund's ability to achieve its investment objective.

The Alternatives Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. The Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

Dividends, Distributions, and Additional Tax Information

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund which declares and pays dividends daily. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

PROSPECTUS
48

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

The tax information that follows is generally applicable to the Funds. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

In order to enable an insurance company separate account that invests all of its assets in a particular Fund to comply with the diversification requirements applicable to "segregated asset accounts" under the Internal Revenue Code, each Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. All interests in the same commodity are treated as a single investment. An alternative asset diversification test may be satisfied under certain circumstances. So long as a Fund qualifies as a "regulated investment company" and ensures that its shares are held only by qualifying investors, each segregated asset account investing in that Fund will be entitled to "look through" to the Fund's portfolio in order to satisfy the diversification requirements. As noted above, shares of the Funds are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Internal Revenue Code, contracts invested in that Fund would not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code, all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders, and all income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.

PROSPECTUS
49

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or, if shorter, the period of operations of that Fund). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).The total returns do not reflect fees and charges imposed at the separate account level. The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2012 Annual Reports. The 2012 Annual Reports are available upon request and without charge by calling 1-800-820-0888.

PROSPECTUS
50

Financial Highlights

Global Managed Futures Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012[a]	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Period Ended December 31, 2008[a,b]
Per Share Data:
Net asset value, beginning of period	$20.44	$22.37	$23.19	$24.10	$25.00
Income (loss) from investment operations:
Net investment loss[c]	(.36)	(.46)	(.43)	(.49)	(.08)
Net loss on investments (realized and unrealized)	(1.93)	(1.47)	(.39)	(.42)	(.82)
Total from investment operations	(2.29)	(1.93)	(.82)	(.91)	(.90)
Net asset value, end of period	$18.15	$20.44	$22.37	$23.19	$24.10
Total return[d]	(11.20%)	(8.63%)	(3.54%)	(3.78%)	(3.60%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9,319	$14,530	$15,633	$28,633	$6,413
Ratios to average net assets:
Net investment loss	(1.89%)	(2.10%)	(1.96%)	(2.08%)	(2.09%)
Total expenses	2.05%	2.26%	2.19%	2.32%	2.21%
Net expenses[e]	2.00%	2.15%	2.09%	2.20%	2.21%
Portfolio turnover rate	—	—	—	—	—

a  Consolidated.

b  Since commencement of operations: November 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

c  Net investment loss per share was computed using average shares outstanding throughout the period.

d  Total return does not reflect the impact of any additional fees charged by insurance companies.

e  Net expense information reflects the expense ratios after expense waivers.

PROSPECTUS
51

Financial Highlights

Multi-Hedge Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012[a]	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Year Ended December 31, 2008
Per Share Data:
Net asset value, beginning of period	$22.00	$21.30	$20.06	$20.97	$25.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.21)	(.37)	(.19)	.16
Net gain (loss) on investments (realized and unrealized)	.82	.91	1.61	(.50)	(5.02)
Total from investment operations	.51	.70	1.24	(.69)	(4.86)
Less distributions from:
Net investment income	(.13)	—	—	(.22)	(.12)
Total distributions	(.13)	—	—	(.22)	(.12)
Net asset value, end of period	$22.38	$22.00	$21.30	$20.06	$20.97
Total return[c]	2.23%	3.38%	6.18%	(3.28%)	(18.72%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,375	$18,608	$17,637	$25,563	$33,022
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(0.96%)	(1.83%)	(0.95%)	0.67%
Total expenses[d]	2.16%	2.55%	3.39%	1.87%	1.81%
Net expenses[e]	2.08%	2.44%	3.26%	1.84%	1.81%
Portfolio turnover rate	461%	397%	845%	1,074%	1,447%

a  Consolidated.

b  Net investment income (loss) per share was computed using average shares outstanding throughout the period.

c  Total return does not reflect the impact of any additional fees charged by insurance companies.

d  Does not include expenses of the underlying funds in which the Fund invests.

e  Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense, related to short sales, operating expense ratios for the years ended December 31 would be:

2012	2011	2010	2009	2008
1.15%	1.17%	1.17%	1.15%	1.15%

PROSPECTUS
52

Financial Highlights

U.S. Government Money Market Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[a]	— [b]	— [b]	— [b]	— [b]	.01
Net gain on investments (realized and unrealized)	— [b]	— [b]	—	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	.01
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net realized gains	(—)[b]	—	—	—	—
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[c]	0.00%	0.00%	0.01%	0.06%	1.14%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$130,981	$196,640	$207,782	$231,451	$360,946
Ratios to average net assets:
Net investment income	— [e]	— [e]	0.01%	0.02%	1.09%
Total expenses	1.27%	1.29%	1.25%	1.28%	1.22%
Net expenses[d]	0.13%	0.09%	0.18%	0.54%	1.22%
Portfolio turnover rate	—	—	—	—	—

a  Net investment income per share was computed using average shares outstanding throughout the period.

b  Less than $0.01 per share.

c  Total return does not reflect the impact of any additional fees charged by insurance companies.

d  Net expense information reflects the expense ratios after expense waivers.

e  Less than 0.01%.

PROSPECTUS
53

Financial Highlights

U.S. Long Short Momentum Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Data:
Net asset value, beginning of period	$11.96	$12.80	$11.51	$9.05	$15.33
Income (loss) from investment operations:
Net investment income (loss)[a]	— [d]	(.03)	(.05)	(.03)	.01
Net gain (loss) on investments (realized and unrealized)	.53	(.81)	1.34	2.50	(6.25)
Total from investment operations	.53	(.84)	1.29	2.47	(6.24)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	—	—	—	(.04)
Total distributions	—	—	—	(.01)	(.04)
Net asset value, end of period	$12.49	$11.96	$12.80	$11.51	$9.05
Total return[b]	4.43%	(6.56%)	11.21%	27.29%	(40.73%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$38,656	$40,037	$56,043	$68,347	$72,439
Ratios to average net assets:
Net investment income (loss)	0.00%[e]	(0.26%)	(0.47%)	(0.33%)	0.05%
Total expenses[c]	1.86%	1.76%	1.72%	1.71%	1.67%
Portfolio turnover rate	203%	167%	314%	379%	463%

a  Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b  Total return does not reflect the impact of any additional fees charged by insurance companies.

c  Total expenses may include interest and dividend expense. Excluding interest and dividend expense, related to short sales, operating expense ratios for the years ended December 31 would be:

2012	2011	2010	2009	2008
1.73%	1.76%	1.71%	1.71%	1.67%

d  Net investment income is less than $0.01 per share.

e  Less than 0.01%.

PROSPECTUS
54

Additional Information

Additional and more detailed information about the Funds is included in the SAI dated __________, 2013. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Variable Trust, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
55

805 KING FARM BOULEVARD
SUITE 600
ROCKVILLE, MD 20850
800.820.0888
WWW.GUGGENHEIMINVESTMENTS.COM

________, 2013

THE GUGGENHEIM VARIABLE INSURANCE FUNDS
PROSPECTUS

CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; and Tax Information)

Amerigo Fund	1
Clermont Fund	6
Select Allocation Fund	11
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	17
MANAGEMENT OF THE FUNDS	25
SHAREHOLDER INFORMATION	28
PURCHASING AND REDEEMING SHARES	29
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	29
DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION	30
FINANCIAL HIGHLIGHTS	31
ADDITIONAL INFORMATION	35

PROSPECTUS
ii

Amerigo Fund

INVESTMENT OBJECTIVE

The Amerigo Fund (the "Fund") seeks to provide long-term growth of capital without regard to current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	0.00%
Other Expenses	0.82%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses*	1.97%

*  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$200	$618	$1,062	$2,296

PORTFOLIO TURNOVER

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, a "fund of funds," seeks to achieve its objective by investing primarily in (i) underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) of small, mid, and large-capitalization companies, including the stock of foreign issuers, and (ii) individual securities that may provide capital appreciation. Underlying funds used by the Fund in its allocations consist primarily of exchange traded funds ("ETFs") but may include traditional open-end investment management companies ("mutual funds") and closed-end investment companies ("closed-end funds").

Although the Fund does not seek current income, it may invest up to 20% of its total assets in underlying funds that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying credit quality whenever the Sub-Advisor believes these underlying funds offer a potential for capital appreciation.

PROSPECTUS
1

The Fund's portfolio is invested to maintain risk levels similar to those of a blended equity benchmark, which is a custom composite established by the Sub-Advisor, consisting of 80% of the Russell 3000® Index and 20% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) ("MSCI ACWI (ex-US)"). The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets. The Sub-Advisor seeks to control risk associated with the Fund's portfolio within a given range by estimating the cumulative risk of the Fund's investments and keeping it near that of the blended equity benchmark. The Sub-Advisor's assessment of the risk of an asset is based primarily on its volatility, but the Sub-Advisor considers additional risk measures such as downside risk capture, which evaluates the Fund's performance relative to its blended equity benchmark during down periods, and beta, which is a historic measure of a portfolio's volatility versus the market.

The Sub-Advisor actively manages the Fund's investments by increasing or decreasing the Fund's investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected by the portfolio. When selecting underlying funds for investment, the Sub-Advisor considers the underlying fund's investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund's objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, including currency hedging transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund expenses and may adversely affect the Fund's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's and certain of the underlying funds' investments in commodity-related investment products may lead to losses in excess of the Fund's or underlying funds' investments in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

PROSPECTUS
2

Counterparty Credit Risk – The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund or underlying fund to decrease. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. The Fund or underlying fund could lose more than the principal amount invested. Certain of the Fund's and underlying funds' derivative investments may be employed to hedge risk and limit leveraged exposure; however, there is no guarantee that such hedging strategies will be effective at managing risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's or certain of the underlying funds' portfolios will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying fund has investment exposure.

Fixed Income Risk – The Fund's and certain of the underlying funds' investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund's or an underlying fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Fund of Funds Risk – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

High Yield Risk – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Large-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PROSPECTUS
3

Management Risk – The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund's assets. The Sub-Advisor may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund's value may be adversely affected.

Market Risk – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. In particular, income from commodity-linked derivative instruments may not be considered qualifying income. Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds that invest in commodities and that are treated as qualified publicly traded partnerships ("QPTPs"). Income derived from QPTPs is qualifying income. If an underlying fund investing in commodities fails to qualify as a QPTP but is still treated as a partnership, the income generated from the Fund's investment in the underlying fund may not be qualifying income and could therefore cause the Fund to fail to qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index, a custom blended equity benchmark, and the custom blended equity benchmark's underlying component indices. The Fund has selected the Russell 3000® Index as its primary broad-based index in place of the S&P 500® Index because the Sub-Advisor believes the Russell 3000® Index is a more appropriate comparison benchmark as it captures the performance of the entire U.S. equity market, and is more representative of the Fund's equity portfolio. The Fund has added the custom blended equity benchmark for comparison purposes because the Sub-Advisor believes it is more fully representative of the portfolio components in which the Fund invests. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
4

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 6/30/2009) 20.56%	Lowest Quarter Return (quarter ended 12/31/2008) -25.67%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Since Inception (7/1/2003)
Amerigo Fund	13.71%	-0.75%	5.96%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	6.66%
MSCI ACWI (ex-US) (reflects no deduction for fees, expenses or taxes)	16.83%	-2.89%	9.09%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	16.63%	1.50%	7.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.15%

*  The Blended Benchmark consists of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US).

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR

CLS Investments, LLC serves as sub-adviser to the Fund.

PORTFOLIO MANAGERS

•  Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

•  Rusty Vanneman, CFA, Chief Investment Officer. Mr. Vanneman has been associated with CLS Investments, LLC since 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

PROSPECTUS
5

Clermont Fund

INVESTMENT OBJECTIVE

The Clermont Fund (the "Fund") seeks a combination of current income and growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	0.00%
Other Expenses	0.82%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses*	1.94%

*  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$197	$609	$1,047	$2,264

PORTFOLIO TURNOVER

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, a "fund of funds," seeks to achieve its objective by investing (i) primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) of small, mid, and large-capitalization companies, including the stock of foreign issuers, and (ii) individual securities that may provide capital appreciation. Underlying funds may include exchange-traded funds ("ETFs"), traditional open end investment companies ("mutual funds"), and closed-end investment companies ("closed-end funds").

The Fund invests at least 20% of its total assets in long, medium, or short-term bonds and other fixed income securities of any credit quality, including "junk bonds", underlying funds that invest in these securities in order to maximize the Fund's total return, or in individual securities that may provide current income.

PROSPECTUS
6

Approximately 55% of the Fund's portfolio is invested to maintain risk levels similar to the risk level of a blended equity benchmark, which is a custom composite established by the Sub-Advisor, consisting of 80% of the Russell 3000® Index and 20% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) ("MSCI ACWI (ex-US)"). The remainder of the Fund's portfolio is invested in bonds and other fixed income securities as described above. The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets. The Sub-Advisor seeks to control and maintain the risk levels of approximately 55% of the Fund's portfolio within a given range by estimating the cumulative risk of the Fund's equity investments and seeking to keep it near the risk level associated with the blended equity benchmark. The Sub-Advisor's assessment of the risk of an asset is based primarily on its volatility, but the Sub-Advisor considers additional risk measures such as downside risk capture, which evaluates the Fund's performance relative to its blended equity benchmark during down periods, and beta, which is a historic measure of a portfolio's volatility versus the market.

The Sub-Advisor actively manages the Fund's investments by increasing or decreasing the Fund's investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the Fund's portfolio. When selecting underlying funds for investment, the Sub-Advisor considers the underlying fund's investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund's objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, including currency hedging transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund expenses and may adversely affect the Fund's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's and certain of the underlying funds' investments in commodity-related investment products may lead to losses in excess of the Fund's or underlying

PROSPECTUS
7

funds' investments in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund or underlying fund to decrease. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. The Fund or underlying fund could lose more than the principal amount invested. Certain of the Fund's and underlying funds' derivative investments may be employed to hedge risk and limit leveraged exposure; however, there is no guarantee that such hedging strategies will be effective at managing risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's or certain of the underlying funds' portfolios will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying fund has investment exposure.

Fixed Income Risk – The Fund's and certain of the underlying funds' investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund's or an underlying fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Fund of Funds Risk – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

High Yield Risk – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

PROSPECTUS
8

Large-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Management Risk – The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund's assets. The Sub-Advisor may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund's value may be adversely affected.

Market Risk – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. In particular, income from commodity-linked derivative instruments may not be considered qualifying income. Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds that invest in commodities and that are treated as qualified publicly traded partnerships ("QPTPs"). Income derived from QPTPs is qualifying income. If an underlying fund investing in commodities fails to qualify as a QPTP but is still treated as a partnership, the income generated from the Fund's investment in the underlying fund may not be qualifying income and could therefore cause the Fund to fail to qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The Fund has selected the Russell 3000® Index as its primary broad-based index in place of the S&P 500® Index because the Sub-Advisor believes the Russell 3000® Index is a more appropriate comparison benchmark as it captures the performance of the entire U.S. equity market, and is more representative of the Fund's equity portfolio. The Fund has added the custom blended equity benchmark for comparison purposes because the Sub-Advisor believes it is more fully representative of the portfolio components in which the Fund invests. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
9

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 6/30/2009) 13.16%	Lowest Quarter Return (quarter ended 12/31/2008) -13.79%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Since Inception (7/1/2003)
Clermont Fund	10.79%	1.00%	3.91%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	6.66%
MSCI ACWI (ex-US) (reflects no deduction for fees, expenses or taxes)	16.83%	-2.89%	9.09%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	16.63%	1.50%	7.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.15%

*  The Blended Benchmark consists of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US).

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR

CLS Investments, LLC serves as sub-adviser to the Fund.

PORTFOLIO MANAGERS

•  Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

•  Rusty Vanneman, CFA, Chief Investment Officer. Mr. Vanneman has been associated with CLS Investments, LLC since 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

PROSPECTUS
10

Select Allocation Fund

INVESTMENT OBJECTIVE

The Select Allocation Fund (the "Fund") seeks to provide total return, consisting of capital growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	0.00%
Other Expenses	0.82%
Acquired Fund Fees and Expenses	0.21%
Total Annual Fund Operating Expenses*	1.93%

*  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$196	$606	$1,042	$2,254

PORTFOLIO TURNOVER

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a "fund of funds," seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities of small, mid, and large-capitalization companies that may provide capital growth or appreciation. Underlying funds may include exchange-traded funds ("ETFs"), traditional open-end investment companies ("mutual funds"), and closed-end investment companies ("closed-end funds"). While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in underlying funds that seek capital appreciation or growth.

PROSPECTUS
11

The Fund may invest up to 65% of its total assets in underlying funds that seek total return, or directly or indirectly in long, medium, or short-term bonds and other fixed income securities of varying credit quality, including "junk bonds", and maturity if the Sub-Advisor believes that these underlying funds offer a potential for total return.

Approximately 80% of the Fund's portfolio is invested to maintain risk levels similar to the risk level of a blended equity benchmark, which is a custom composite established by the Sub-Advisor, consisting of 80% of the Russell 3000® Index and 20% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) ("MSCI ACWI (ex-US)"). The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market. The remainder of the Fund's portfolio is invested in bonds and other fixed income securities as described above. The MSCI ACWI (ex-US) is a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets. The Sub-Advisor seeks to control and maintain the risk levels of approximately 80% of the Fund's portfolio within a given range by estimating the cumulative risk of the Fund's equity investments and seeking to keep it near the risk level associated with the blended equity benchmark. The Sub-Advisor's assessment of the risk of an asset is based primarily on its volatility, but the Sub-Advisor considers additional risk measures such as downside risk capture, which evaluates the Fund's performance relative to its blended equity benchmark during down periods, and beta, which is a historic measure of a portfolio's volatility versus the market. The actual investment of the Fund's assets may range from 35% to 100% in underlying equity funds and 0% to 65% in underlying bond funds, but typically will be in the middle third of such ranges.

The Sub-Advisor actively manages the Fund's investments by increasing or decreasing the Fund's investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio. When selecting underlying funds for investment, the Sub-Advisor considers the underlying fund's investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund's objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts, options and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market, which generally provides for less transparency than exchange-traded derivative instruments. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund may, but is not obligated to, engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the foreign currencies and the U.S. dollar. To the extent the Fund does not hedge its currency exposure, the value of the Fund's investments will be subject to the currency exchange fluctuations between foreign currencies and the U.S. dollar. Generally, hedging involves derivative transactions such as entering into currency forward, options or futures contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CFTC Regulatory Risk – The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that will subject the Fund and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund expenses and may adversely affect the Fund's ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the

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Fund's investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC's new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

Commodity-Linked Derivative Investment Risk – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's and certain of the underlying funds' investments in commodity-related investment products may lead to losses in excess of the Fund's or underlying funds' investments in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund or underlying fund to decrease. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. The Fund or underlying fund could lose more than the principal amount invested. Certain of the Fund's and underlying funds' derivative investments may be employed to hedge risk and limit leveraged exposure; however, there is no guarantee that such hedging strategies will be effective at managing risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's or certain of the underlying funds' portfolios will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying fund has investment exposure.

Fixed Income Risk – The Fund's and certain of the underlying funds' investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund's or an underlying fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

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Fund of Funds Risk – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

High Yield Risk – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Large-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Management Risk – The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund's assets. The Sub-Advisor may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund's value may be adversely affected.

Market Risk – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. In particular, income from commodity-linked derivative instruments may not be considered qualifying income. Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds that invest in commodities and that are treated as qualified publicly traded partnerships ("QPTPs"). Income derived from QPTPs is qualifying income. If an underlying fund investing in commodities fails to qualify as a QPTP but is still treated as a partnership, the income generated from the Fund's investment in the underlying fund may not be qualifying income and could therefore cause the Fund to fail to qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The Fund has selected the Russell 3000® Index as its primary broad-based index in place of the S&P 500® Index because the Sub-Advisor believes the Russell 3000® Index is a more appropriate comparison benchmark as it captures the performance of the entire U.S. equity market, and is more representative of the Fund's equity portfolio. The Fund has added the custom blended equity benchmark for comparison purposes because the Sub-Advisor believes it is more fully representative of the portfolio components in which the Fund invests. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 6/30/2009) 20.07%	Lowest Quarter Return (quarter ended 12/31/2008) -24.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

	1 Year	Past 5 Years	Since Inception (11/10/2006)
Select Allocation Fund	12.42%	-0.76%	2.14%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.99%
MSCI ACWI (ex-US) (reflects no deduction for fees, expenses or taxes)	16.83%	-2.89%	0.96%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	16.63%	1.50%	3.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.73%

*  The Blended Benchmark consists of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US).

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR

CLS Investments, LLC serves as sub-adviser to the Fund.

PORTFOLIO MANAGERS

•  Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

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•  Jennifer J. Schenkelberg, CFA, Senior Portfolio Manager. Ms. Schenkelberg has been associated with CLS Investments, LLC since 2004.

•  Marc Pfeffer, Senior Portfolio Manager. Mr. Pfeffer has been associated with CLS Investments, LLC since 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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More Information About the Trust and the Funds

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the Amerigo Fund, Clermont Fund, and Select Allocation Fund (each, a "Fund" and collectively, the "Funds").

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each Fund operates primarily as a "fund of funds." In other words, each Fund pursues its investment goal by investing primarily in underlying funds, which may include ETFs, mutual funds, and closed-end funds. In addition to investing in underlying funds, each Fund may invest a portion of its assets directly in individual securities or in derivatives, such as options and futures.

ALLOCATION OF ASSETS

CLS Investments, LLC ("CLS" or the "Sub-Advisor") generally allocates each Fund's assets among underlying funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.

ALLOCATION OF FUND ASSETS AMONG MARKET SEGMENTS

The Sub-Advisor allocates each Fund's assets primarily among various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.) of open-end and closed-end investment companies, specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. government securities, corporate bonds, high yield bond funds, money market funds and ETFs. The Funds may also invest in individual securities and derivatives.

Using fundamental and technical analysis, the Sub-Advisor assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving each Fund's investment objective. The Funds' portfolios are expected to vary considerably among the various market segments as changes in economic and market trends occur. The Sub-Advisor underweights market segments that it believes to have below average risk/reward potential and overweights market segments that it believes to have above average risk/reward potential.

ALLOCATION OF FUND ASSET SUB-CLASSES

The asset allocation process is not limited to determining the degree to which a Fund's assets should be invested in a given market segment. The Sub-Advisor continually explores opportunities in various sub-classes of assets, which may include:

•  style (for example, "value" versus "growth");

•  size (for example, "large" versus "small");

•  sector (for example, "non-cyclical" versus "cyclical");

•  global (for example, "domestic" versus "international");

•  international (for example, "developed" versus "emerging");

•  domain (for example, "traditional assets" versus "alternative assets");

•  bond quality (for example, "high quality" versus "low quality"); and/or

•  bond maturity (for example, "short maturity" versus "long maturity").

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STOCK SEGMENT

The Funds may invest in one or more stock funds owning domestic and foreign equity securities, including common stocks and warrants. The Funds may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. The Sub-Advisor seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Sub-Advisor believes to have superior investment potential. When the Sub-Advisor selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

BOND SEGMENT

The Funds may invest in one or more bond funds owning domestic and foreign debt securities or in individual securities issued by either domestic or foreign parties. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed income securities. The Sub-Advisor will seek to manage total return, income, and risk within the bond segment by adjusting a Fund's investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. The Funds may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (or "junk bonds"). In general, bond prices rise when interest rates fall, and conversely, fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

MONEY MARKET SEGMENT

The Funds may invest directly in money market securities or in one or more money market funds owning money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These securities may be denominated in U.S. dollars or foreign currency.

DEFENSIVE INVESTMENTS

The Sub-Advisor, or the investment advisers of the underlying funds in which a Fund invests, may invest in a fully or partially defensive position when they believe it is appropriate to do so. When this happens, a Fund, or an underlying fund in which the Fund invests, may temporarily increase its investments in government securities and other short-term securities without regard to the Fund's, or the underlying fund's, investment restrictions, policies or normal investment emphasis. During such a period, the Fund and the underlying fund would not be pursing their respective investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with U.S. Securities and Exchange Commission ("SEC") rules. High transaction costs could result from more frequent trading. The Funds may also use combinations of options and futures to achieve a more aggressive or defensive position. Such defensive investment positions may affect the Funds' performance and their ability to achieve their respective investment objectives. In addition, there can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to the Funds.

SELECTION OF UNDERLYING FUNDS

The Funds invest in underlying funds that invest primarily in common stock or securities convertible into or exchangeable for common stock, such as convertible preferred stock, convertible debentures, warrants, options and bonds. The Sub-Advisor selects specific underlying funds for investment based, in part, on their investment goals and strategies, their investment adviser and

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portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Sub-Advisor also considers other factors in the selection of underlying funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many underlying funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, a Fund will invest its assets in underlying funds from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. However, a Fund may invest up to 100% of its total assets in one underlying fund.

PRINCIPAL INVESTMENT RISKS

The following section provides additional information regarding the principal risks summarized under "Principal Risks" in the Fund Summaries. The risks below may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

Active Trading Risk – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Capitalization Securities Risk – Certain of the underlying funds' investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in an underlying fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CFTC Regulatory Risk – As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, the Advisor and the Fund must either operate within certain trading and marketing limitations with respect to the Fund's use of derivatives subject to regulation by the CFTC, such as futures, options on such futures, commodity options, and certain swaps, or the Advisor must register with the CFTC as a commodity pool operator ("CPO") subjecting the Advisor and the Fund to regulation by the CFTC.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

Consistent with Fund's principal investment strategy and investment policies, the Advisor intends to maintain the flexibility to utilize derivatives subject to CFTC regulation in the Fund for non-bona fide hedging purposes beyond the de minimis amounts provided for by the new CFTC rules. As such, the Fund does not currently qualify for the CFTC Rule 4.5 exemption from registration, and the Advisor has registered with the CFTC as a CPO. Therefore, the Advisor and the Fund are subject to regulation by the CFTC and will be required to comply with certain disclosure, reporting, and recordkeeping requirements once finalized by the CFTC. Compliance with these additional requirements will likely increase Fund expenses. The Fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund's ability to obtain exposure to certain investments and the commodities markets generally. Because certain of the regulatory requirements that would apply to the Fund have not yet been adopted, it is unclear what the effect of those requirements would be on the Fund if they are adopted. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

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Commodity-Linked Derivative Investment Risk – The Fund's and certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund's or an underlying fund's investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund or an underlying fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund or underlying fund to establish or maintain its position. If the market moves against the Fund's or underlying fund's position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund or underlying fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund's and certain of the underlying funds' investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder's interest in the Fund.

Index-Linked and Commodity-Linked "Structured" Securities – The Fund and certain of the underlying funds may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

Structured Note Risk – The Fund and certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, the Sub-Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

Counterparty Credit Risk – The Fund and certain of the underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Sub-Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Sub-Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Sub-Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements and structured notes also may be considered to be

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illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Currency Risk – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors' expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Derivatives Risk – The Fund and certain of the underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their respective investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it, or the underlying funds, invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They also may be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and underlying funds will only enter into futures contracts traded on a CFTC-approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

Futures Contracts – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Early Closing Risk – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Emerging Markets Risk – Certain of the underlying funds may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's® , countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Equity Risk – The Fund and certain of the underlying funds are subject to the risk that the value of the equity securities or equity-based derivatives in the Fund's or underlying funds' portfolios will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying funds have investment exposure. Equity securities generally have greater price volatility than fixed income securities.

Fixed Income Risk – Certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in certain of the underlying funds having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ETFs and structured notes that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

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Fund of Funds Risk – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

High Yield Risk – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment.

Investment in Investment Companies Risk – The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. The Fund, in particular, will regularly invest in other investment companies, including the underlying funds, some of which also may invest in investment companies and ETFs. When the Fund invests in an investment company, including underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities.

Exchange-Traded Fund (ETF) Risk – The Fund may invest in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act"). Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

Management Risk – The ability of the Fund to meet its investment objective is directly related to the Sub-Advisor's allocation of the Fund's assets. There can be no guarantee that the Sub-Advisor's allocation of the Fund's investments will produce the intended

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results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over short- or long-term market cycles.

Market Risk – The Fund and certain of the underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk – Short sales are transactions in which certain of the underlying funds sell a security they do not own. To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer. The underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the underlying fund. If the underlying security goes down in price between the time the underlying fund sells the security and buys it back, the underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the underlying fund must pay to the lender of the security. The underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the underlying fund's needs for immediate cash or other liquidity. The underlying fund's investment performance may also suffer if the underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the underlying fund to deliver the securities the underlying fund borrowed at the commencement of the short sale and the underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the underlying fund on the investment of the cash generated by the short sale. When the an underlying fund sells short an equity security that pays a dividend, the underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the underlying fund's unrealized gain or reduces the underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the underlying fund is obligated to pay is greater than the interest earned by the underlying fund on investments, the performance of the underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative

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cost of carry," and will tend to cause the underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Tax Risk – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund and certain of the underlying funds may gain significant exposure to the commodities markets by investing in commodity-linked derivative instruments. To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating "qualifying income." Income derived from direct and certain indirect investments in commodities is not qualifying income. In Revenue Ruling 2006-1 and Revenue Ruling 2006-31, the Internal Revenue Service ruled that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds may invest will not be considered qualifying income.

The Fund may invest up to 25% of its assets in one or more underlying funds that invest in commodities and that are treated as QPTPs. Income derived from QPTPs is qualifying income. While such underlying funds may anticipate qualifying as QPTPs, their status is dependent on whether they realize sufficient income from their respective commodities and/or commodities-linked derivative investments. Therefore, there is no guarantee that an underlying fund will qualify as a QPTP in any given tax year. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of such underlying funds as QPTPs.

In addition, to the extent that the Fund invests directly in commodity-linked derivative instruments, it generally will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

Trading Halt Risk – The Fund and certain of the underlying funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information (the "SAI").

Management of the Funds

INVESTMENT ADVISOR

The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of each Fund since its inception.

The Advisor oversees the Sub-Advisor to ensure its compliance with the investment policies and guidelines of the Funds, and monitors the Sub-Advisor's adherence to its investment style. The Board of Trustees of the Trust supervises the Advisor and the Sub-Advisor and establishes policies that the Advisor and Sub-Advisor must follow in their day-to-day management activities.

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Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2012, based on the average daily net assets of each Fund, as set forth below:

Fund	Advisory Fee
Amerigo	0.90%
Clermont	0.90%
Select Allocation	0.90%

The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

In addition, the Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions, including to the Advisor's parent company, Guggenheim Capital LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's September 2011 approval of the Funds' investment advisory agreement is available in the December 31, 2011 Annual Report to Shareholders, which covers the period January 1, 2011 to December 31, 2011.

INVESTMENT SUB-ADVISOR

CLS Investments, LLC, 17605 Wright Street, Omaha, Nebraska, 68130, serves as investment sub-adviser to the Funds and is responsible for the day-to-day management of each Fund's portfolio. The Sub-Advisor has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989 and has extensive experience managing portfolios of mutual funds.

A discussion regarding the basis for the Board's September 2011 approval of the Funds' investment sub-advisory agreement is available in the December 31, 2011 Annual Report to Shareholders, which covers the period January 1, 2011 to December 31, 2011. A discussion regarding the basis for the Board's February 2013 approval of the Funds' investment sub-advisory agreement will be available in the June 30, 2013 Semi-Annual Report to Shareholders, which covers the period January 1, 2013 to June 30, 2013.

The Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The Advisor and the Funds rely on an exemptive order obtained from the U.S. Securities and Exchange Commission (the "SEC") to be able to function as a multi-manager structure. The order allows the Advisor to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Advisor to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds' Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Advisor provides the following oversight and evaluation services to the Funds:

•  performing initial due diligence on prospective sub-advisers for the Funds;

•  monitoring the performance of the sub-advisers;

•  communicating performance expectations to the sub-advisers; and

•  ultimately recommending to the Board whether a sub-adviser's contract should be renewed, modified or terminated.

The Advisor does not expect to recommend frequent changes of sub-advisers. Although the Advisor will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. Currently the Funds are sub-advised by CLS Investments, LLC.

The sub-advisers are subject to oversight by the Advisor. The Advisor and the Trust have obtained an exemptive order from the SEC, and obtained shareholder approval that permits the Advisor, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the Funds' shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

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PORTFOLIO MANAGEMENT

CLS utilizes a team approach for management of the Funds, and from the team each Fund is assigned a portfolio manager (or in some cases, co-managers) that is primarily responsible for the day-to-day management of the Fund's portfolio. The Funds' Portfolio Management Team includes: Rusty Vanneman, CFA and Chief Investment Officer, Scott Kubie, CFA, Jennifer J. Schenkelberg, CFA, Stephen A. Donahoe, CFA, Paula Wieck, Marc Pfeffer, and Matthew Santini. CLS's Chief Investment Officer also provides strategic direction and oversight to the portfolio management team, including their management of the Funds.

On a day-to-day basis, Ms. Wieck and Mr. Vanneman are primarily responsible for the management of the Amerigo and Clermont Funds. Ms. Wieck, along with Ms. Schenkelberg and Mr. Pfeffer, are primarily responsible for the management of the Select Allocation Fund.

Marc Pfeffer joined CLS as a Senior Portfolio Manager in August 2011. Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC since 2004 and was also the head of Milestone's portfolio management and research teams. Prior to joining Milestone, Mr. Pfeffer worked with Bear, Stearns & Co., Inc. and Goldman Sachs Asset Management.

Jennifer J. Schenkelberg has been a portfolio manager of CLS since December of 2004. Ms. Schenkelberg currently serves as Senior Portfolio Manager of CLS and has worked for CLS since 2004. Prior to joining CLS, Ms. Schenkelberg served as a Senior Financial Analyst for First National Bank of Omaha Wealth Management Group (1998-2004) and Management Trainee for First National Bank of Omaha (1997-1998).

Paula Wieck joined CLS in 2006 as a Portfolio Administrator before serving as Project Manager and later becoming a member of CLS's portfolio management team. Ms. Wieck is the Manager of Investment Research at CLS, where she oversees CLS's team of investment analysts and researchers. Prior to joining CLS, Ms. Wieck worked at TD Ameritrade as an Equity Analyst and Orion Advisor Services, LLC as an Implementation Specialist.

Rusty Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012. Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (KIM). Mr. Vanneman's 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE. At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners. At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company's Strategic Advisors. Prior to that, he was a Managing Analyst for Thomson Financial's Thomson Global Markets.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

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Shareholder Information

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You also may redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request.

Each Fund calculates its NAV by:

•  Taking the current market value of its total assets

•  Subtracting any liabilities

•  Dividing that amount by the total number of shares owned by shareholders

Each Fund calculates its NAV once each Business Day (as defined below) as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – a Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.

In calculating NAV, each Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund ("underlying mutual fund") in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund's NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option's last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

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EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Acquired Fund Fees and Expenses – As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the "Acquired Funds"), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund's NAV or the Fund's cost of operations. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

Purchasing and Redeeming Shares

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). In addition, on any day that the Federal Reserve Bank of New York or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Funds are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Funds' NAV calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Funds, Guggenheim Investments may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent Trading Policy. Because each Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of a Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact the Fund's ability to achieve its investment objective.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to May 1, 2014. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

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Dividends, Distributions, and Additional Tax Information

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

The tax information that follows is generally applicable to the Funds. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

In order to enable insurance company separate account that invests all of its assets in a particular Fund to comply with the diversification requirements applicable to "segregated asset accounts" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), each Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. All interests in the same commodity are treated as a single investment. An alternative asset diversification test may be satisfied under certain circumstances. So long as a Fund qualifies as a "regulated investment company" and ensures that its shares are held only by qualifying investors, each segregated asset account investing in that Fund will be entitled to "look through" to the Fund's portfolio in order to satisfy the diversification requirements. As noted above, shares of the Funds are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Internal Revenue Code, contracts invested in that Fund would not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code, all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders, and all income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).The total returns do not reflect fees and charges imposed at the separate account level. The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2012 Annual Report. The 2012 Annual Report is available upon request and without charge by calling 1-800-820-0888.

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Financial Highlights

Amerigo Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Data
Net asset value, beginning of period	$32.01	$34.53	$30.01	$21.64	$39.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.03)	(.04)	.03	.12
Net gain (loss) on investments (realized and unrealized)	4.28	(2.49)	4.59	8.49	(17.01)
Total from investment operations	4.29	(2.52)	4.55	8.52	(16.89)
Less distributions from:
Net investment income	—	—	(.03)	(.15)	(.10)
Net realized gains	(2.05)	—	—	—	(.50)
Total distributions	(2.05)	—	(.03)	(.15)	(.60)
Net asset value, end of period	$34.25	$32.01	$34.53	$30.01	$21.64
Total Return[b]	13.71%	(7.30%)	15.13%	39.41%	(43.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,161	$144,210	$199,487	$213,072	$204,878
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.09%)	(0.13%)	0.12%	0.36%
Total expenses[c]	1.72%	1.76%	1.70%	1.71%	1.65%
Portfolio turnover rate	19%	48%	77%	102%	103%

a  Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b  Total return does not reflect the impact of any additional fees charged by insurance companies.

c  Does not include expenses of the underlying funds in which the Fund invests.

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Financial Highlights

Clermont Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Data
Net asset value, beginning of period	$23.20	$23.69	$21.73	$18.09	$26.79
Income (loss) from investment operations:
Net investment income[a]	.38	.36	.44	.47	.51
Net gain (loss) on investments (realized and unrealized)	2.11	(.43)	1.94	3.61	(8.60)
Total from investment operations	2.49	(.07)	2.38	4.08	(8.09)
Less distributions from:
Net investment income	(.41)	(.42)	(.42)	(.44)	(.25)
Net realized gains	—	—	—	—	(.36)
Total distributions	(.41)	(.42)	(.42)	(.44)	(.61)
Net asset value, end of period	$25.28	$23.20	$23.69	$21.73	$18.09
Total Return[b]	10.79%	(0.28%)	10.99%	22.58%	(30.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,185	$75,585	$74,048	$66,803	$47,259
Ratios to average net assets:
Net investment income	1.54%	1.50%	1.97%	2.41%	2.19%
Total expenses[c]	1.72%	1.75%	1.71%	1.70%	1.66%
Portfolio turnover rate	46%	28%	68%	128%	149%

a  Net investment income per share was computed using average shares outstanding throughout the period.

b  Total return does not reflect the impact of any additional fees charged by insurance companies.

c  Does not include expenses of the underlying funds in which the Fund invests.
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Financial Highlights

Select Allocation Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Data
Net asset value, beginning of period	$22.56	$23.93	$21.39	$16.11	$28.98
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.28	.31	.32
Net gain (loss) on investments (realized and unrealized)	2.51	(1.25)	2.66	5.45	(12.56)
Total from investment operations	2.79	(1.02)	2.94	5.76	(12.24)
Less distributions from:
Net investment income	(.28)	(.35)	(.40)	(.48)	(.31)
Net realized gains	—	—	—	—	(.32)
Total distributions	(.28)	(.35)	(.40)	(.48)	(.63)
Net asset value, end of period	$25.07	$22.56	$23.93	$21.39	$16.11
Total Return[b]	12.42%	(4.21%)	13.75%	35.79%	(42.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,165	$34,926	$42,028	$43,542	$43,391
Ratios to average net assets:
Net investment income	1.15%	0.97%	1.31%	1.70%	1.32%
Total expenses[c]	1.72%	1.75%	1.70%	1.71%	1.66%
Portfolio turnover rate	28%	35%	61%	131%	120%

a  Net investment income per share was computed using average shares outstanding throughout the period.

b  Total return does not reflect the impact of any additional fees charged by insurance companies.

c  Does not include expenses of the underlying funds in which the Fund invests.

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Additional Information

Additional and more detailed information about the Funds is included in the SAI dated ________, 2013. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Variable Trust, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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805 KING FARM BOULEVARD
SUITE 600
ROCKVILLE, MD 20850
800.820.0888
WWW.GUGGENHEIMINVESTMENTS.COM

STATEMENT OF ADDITIONAL INFORMATION

RYDEX VARIABLE TRUST

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800-820-0888    301-296-5100

WWW.GUGGENHEIMINVESTMENTS.COM

Rydex Variable Trust (the “Trust”) is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following series (each, a “Fund” and collectively, the “Funds”):

RYDEX DOMESTIC EQUITY FUNDS

DOW 2X STRATEGY FUND

NASDAQ-100® 2X STRATEGY FUND

RUSSELL 2000® 2X STRATEGY FUND

S&P 500® 2X STRATEGY FUND

INVERSE DOW 2X STRATEGY FUND

INVERSE NASDAQ-100® 2X STRATEGY FUND

INVERSE RUSSELL 2000® 2X STRATEGY FUND

INVERSE S&P 500® 2X STRATEGY FUND

INVERSE MID-CAP STRATEGY FUND

INVERSE NASDAQ-100® STRATEGY FUND INVERSE RUSSELL 2000® STRATEGY FUND

INVERSE S&P 500® STRATEGY FUND

MID-CAP 1.5X STRATEGY FUND

NOVA FUND

NASDAQ-100® FUND

RUSSELL 2000® FUND

RUSSELL 2000® 1.5X STRATEGY FUND

S&P 500® FUND

S&P 500® PURE GROWTH FUND

S&P 500® PURE VALUE FUND

S&P MIDCAP 400® PURE GROWTH FUND

S&P MIDCAP 400® PURE VALUE FUND

S&P SMALLCAP 600® PURE GROWTH FUND

S&P SMALLCAP 600® PURE VALUE FUND

RYDEX SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

RYDEX INTERNATIONAL EQUITY FUNDS

EUROPE 1.25X STRATEGY FUND

JAPAN 2X STRATEGY FUND

RYDEX SPECIALTY FUNDS

COMMODITIES STRATEGY FUND

STRENGTHENING DOLLAR 2X STRATEGY FUND

WEAKENING DOLLAR 2X STRATEGY FUND

REAL ESTATE FUND

RYDEX FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

HIGH YIELD STRATEGY FUND

INVERSE HIGH YIELD STRATEGY FUND

GUGGENHEIM ALTERNATIVES FUNDS

U.S. LONG SHORT MOMENTUM FUND

MANAGED COMMODITIES STRATEGY FUND (FORMERLY, LONG/SHORT COMMODITIES STRATEGY FUND)

GLOBAL MANAGED FUTURES STRATEGY FUND (FORMERLY, MANAGED FUTURES STRATEGY FUND)

MULTI-HEDGE STRATEGIES FUND

GUGGENHEIM ASSET ALLOCATION FUNDS

ALL-ASSET CONSERVATIVE STRATEGY FUND

ALL-ASSET MODERATE STRATEGY FUND

ALL-ASSET AGGRESSIVE STRATEGY FUND

RYDEX MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ prospectus dated              , 2013 (the “Prospectus”).  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Funds’ Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above.  The Funds’ financial statements for the fiscal year ended December 31, 2012 are included in the Funds’ Annual Reports to Shareholders, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference.

The date of this SAI is              , 2013

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	2

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS	38

DESCRIPTION OF THE MONEY MARKET FUND	43

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES	43

INVESTMENT RESTRICTIONS	46

MORE INFORMATION ABOUT PORTFOLIO TURNOVER	54

BROKERAGE ALLOCATION AND OTHER PRACTICES	55

MANAGEMENT OF THE TRUST	64

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	90

DETERMINATION OF NET ASSET VALUE	91

PURCHASE AND REDEMPTION OF SHARES	93

DIVIDENDS, DISTRIBUTIONS AND TAXES	94

OTHER INFORMATION	102

INDEX PUBLISHERS INFORMATION	103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109

CUSTODIAN	109

FINANCIAL STATEMENTS	109

APPENDIX A – DESCRIPTION OF RATINGS	A-1

APPENDIX B –CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998.  The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, that are available through certain deferred variable annuity and variable insurance contracts (“Contracts”) that are offered through insurance companies, as well as to certain retirement plan investors.  Additional series and classes of shares may be created from time to time.  All payments received by the Trust for shares of any Fund belong to that Fund.  Each Fund has its own assets and liabilities.

Each Fund is an open-end management investment company.  Currently, the Trust consists of sixty-three (63) separate funds issuing a single class of shares. This SAI relates to shares of sixty (58) Funds which are categorized below according to each Fund’s type of investment strategy.

The “Domestic Equity Funds”

Dow 2x Strategy Fund	Inverse Mid-Cap Strategy Fund	Russell 2000® 1.5x Strategy Fund
NASDAQ-100® 2x Strategy Fund	Inverse NASDAQ-100® Strategy Fund	S&P 500® Fund
Russell 2000® 2x Strategy Fund	Inverse Russell 2000® Strategy Fund	S&P 500® Pure Growth Fund
S&P 500® 2x Strategy Fund	Inverse S&P 500® Strategy Fund	S&P 500® Pure Value Fund
Inverse Dow 2x Strategy Fund	Mid-Cap 1.5x Strategy Fund	S&P MidCap 400® Pure Growth Fund
Inverse NASDAQ-100® 2x Strategy Fund	Nova Fund	S&P MidCap 400® Pure Value Fund
Inverse Russell 2000® 2x Strategy Fund	NASDAQ-100® Fund	S&P SmallCap 600® Pure Growth Fund
Inverse S&P 500® 2x Strategy Fund	Russell 2000® Fund	S&P SmallCap 600® Pure Value Fund

The “Sector Funds”

Banking Fund	Energy Services Fund	Retailing Fund
Basic Materials Fund	Financial Services Fund	Technology Fund
Biotechnology Fund	Health Care Fund	Telecommunications Fund
Consumer Products Fund	Internet Fund	Transportation Fund
Electronics Fund	Leisure Fund	Utilities Fund
Energy Fund	Precious Metals Fund

The “International Equity Funds”

Europe 1.25x Strategy Fund	Japan 2x Strategy Fund

The “Specialty Funds”

Commodities Strategy Fund	Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund	Real Estate Fund

The “Fixed Income Funds”

Government Long Bond 1.2x Strategy Fund	High Yield Strategy Fund
Inverse Government Long Bond Strategy Fund	Inverse High Yield Strategy Fund

The “Alternatives Funds”

U.S. Long Short Momentum Fund	Multi-Hedge Strategies Fund
Managed Commodities Strategy Fund	Global Managed Futures Strategy Fund

The “Asset Allocation Funds”

All-Asset Strategy Conservative Fund	All-Asset Strategy Moderate Fund	All-Asset Strategy Aggressive Fund

The “Money Market Fund”

U.S. Government Money Market Fund  (the “Money Market Fund”)

The Trust is the successor to the Rydex Advisor Variable Annuity Account (the “Separate Account”), and the subaccounts of the Separate Account (the “Rydex Subaccounts”).  The Rydex Subaccounts were divided into the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts.  Substantial portions of the Rydex Subaccounts’ assets were transferred to the respective successor Funds (Nova, Inverse S&P 500® Strategy, NASDAQ-100® Strategy, Precious Metals, U.S. Government Bond and Money Market Funds) of the Trust in connection with the commencement of operations of the Trust.  To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund’s investment objective and principal investment strategies are described in the Fund’s Prospectus. The investment objective of each Fund (except the Money Market Fund) is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.  The investment objective of the Money Market Fund is a fundamental policy, and cannot be changed without the consent of a majority of the Fund’s outstanding shares.

Portfolio management is provided to each Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company with offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”).  Prior to January 3, 2011, the name of the Advisor was Rydex Advisors II, LLC and prior to June 30, 2010, PADCO Advisors II, Inc., each of which did business under the name Rydex Investments.  The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund’s investment objective and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund.  Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies.  There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund’s objectives.  The following information supplements and should be read in conjunction with the Funds’ Prospectus.

Asset Allocation Funds.  The Asset Allocation Funds are “funds of funds”  that invest their assets in a combination of funds within the same group of affiliated investment companies, the Guggenheim Investments family of funds, and in exchange-traded funds (the “Underlying Funds”) as described in the Funds’ Prospectus.  Therefore, unless otherwise stated, the Asset Allocation Funds do not directly invest in the portfolio securities or use the investment techniques of their respective Underlying Funds.  Nonetheless, each Asset Allocation Fund is indirectly subject to the risks associated with the portfolio securities or investment techniques of their Underlying Funds. Each Asset Allocation Fund may, however, borrow money from banks, invest directly in stocks, bonds, and other types of securities, and lend their securities to qualified borrowers.  Each Asset Allocation Fund has obtained exemptive relief that permits the Fund to also invest in financial instruments that may not be securities as defined by the Investment Company Act of 1940 (the “1940 Act”), such as certain types of derivatives.

Commodities Strategy Fund, Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund.  Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”).  It is expected that each Subsidiary will invest primarily in commodity futures, option and swap contracts, but each Subsidiary also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the 1940

Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to these Funds may also include the Subsidiaries.  Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by each Fund.  The Funds’ Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures, and periodically reviews the policies and procedures for adequacy.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands.  Each Subsidiary’s affairs are overseen by its own board of directors consisting of three directors, one of which is not an interested person of the Funds, and, therefore, is an independent director..

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services.  The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary.  Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and not duplicative of services provided to its parent Fund.  Further, as described above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Subsidiary. Therefore, it is expected that each Fund’s investment in its Subsidiary also will not result in the Fund paying duplicative management fees.  The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets.  Please refer to the section in this SAI titled “Tax Implications of Investment in the Wholly-Owned Subsidiaries” for information about certain tax aspects of the Funds’ investment in the Subsidiaries.

Principal Investment Policies, Techniques and Risk Factors — The investment policies, techniques and risk factors described below are considered to be principal to the management of the Funds. However, not all of the investment policies, techniques and risk factors described below are applicable to each of the Funds. Please consult the Funds’ Prospectus to determine which risks are applicable to a particular Fund.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A - Description of Ratings” for a description of commercial paper ratings.

Currency Transactions

Foreign Currencies.  The International Equity Funds, Commodities Strategy Fund, and Alternatives Funds may, and the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will, invest directly and indirectly in foreign currencies. In the case of the Asset Allocation Funds, certain of the Underlying Funds may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

•                  Inflation.  Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•                  Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•                  Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•                  Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

•                  Political Factors.  Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•                  Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds’ or the Underlying Funds’ investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business.  As a result, to the extent that a Fund’s or an Underlying Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s or the Underlying Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by a Fund or an Underlying Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of a Fund or Underlying Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in a Fund’s or Underlying Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund or Underlying Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Alternatives Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments.  Although the International Equity Funds, Commodities Strategy Fund, and the Alternatives Funds do not currently expect to engage in currency hedging, each of the Funds, and in the case of the Asset Allocation Funds, certain of the

Underlying Funds, may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund and certain Underlying Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s or an Underlying Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).  Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an Underlying Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  A Fund or an Underlying Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency.  A Fund or an Underlying Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.  A Fund or an Underlying Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.  A Fund or an Underlying Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund or an Underlying Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

A Fund or an Underlying Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or Underlying Fund has or in which that Fund or Underlying Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund or an Underlying Fund may also engage in Proxy Hedging.  Proxy Hedging is often used when the currency to which a Fund’s or an Underlying Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s or an Underlying Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s or the Underlying Fund’s securities denominated in linked currencies.  For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund or the Underlying Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an Underlying Fund is engaging in proxy hedging.  If a Fund or an Underlying Fund enters into a currency hedging transaction, the Fund or the Underlying Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions can result in losses to a Fund or an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.  Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

While the International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund do not anticipate doing so, they may conduct currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging.  The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may have to limit their currency transactions to qualify as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund engage in an offsetting transaction, each Fund may later enter into a new forward currency contract to sell the currency.  If the International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and/or Global Managed Futures Strategy Fund engage in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may convert their holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities.  The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund, may invest in foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may also invest in principal exchange rate linked securities (“PERLsSM”).  PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about the time of maturity.  The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Global Managed Futures Strategy Fund may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Equity Securities

Each Fund may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, Alternatives Funds and Asset Allocation Funds may purchase equity securities traded in the United States on registered exchanges or the OTC market.  The NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, NASDAQ-100® Fund, Sector Funds, International Equity Funds, U.S. Long Short Momentum Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and Global Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, also may purchase equity securities traded on exchanges all over the world.  The Funds may invest in the types of equity securities described in more detail below.

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  Preferred stocks may pay fixed or adjustable rates of return.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange, may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•                  Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•                  Initial Public Offerings (“IPOs”).  The Multi-Hedge Strategies Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest a portion of their assets in securities of companies offering shares in IPOs.  IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases.  The impact of IPOs on a Fund’s or an Underlying Fund’s performance likely will decrease as the Fund’s or Underlying Fund’s asset size increases, which could reduce the Fund’s or Underlying Fund’s, and thus the Asset Allocation Funds’, total returns.  IPOs may not be consistently available to the Fund or an Underlying Fund for investing, particularly as the Fund or Underlying Fund’s asset base grows.  Because IPO shares frequently are volatile in price, the Fund and Underlying Funds may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s or Underlying Fund’s portfolio and may lead to increased expenses for the Fund or Underlying Fund, such as commissions and transaction costs.  By selling IPO shares, a Fund or certain of the Underlying Funds may realize taxable gains they will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  A Fund’s or an Underlying Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

•                  Warrants.  As a matter of non-fundamental policy, the Funds (except for the S&P 500® Fund, Russell 2000® Fund, Russell 2000® 2x Strategy Fund, Multi-Hedge Strategies Fund and Asset Allocation Funds) do not invest in warrants.  However, these Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests.  In such event, the Fund generally intends to hold such warrants until they expire.  The Funds, however, reserve the right to exercise the warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Rights.  Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.   An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities

The Specialty Funds (except the Real Estate Fund), Fixed Income Funds, Alternatives Funds, and Asset Allocation Funds may invest in fixed income securities.  The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below:

•                  Duration.  Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates.  For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%).  Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•                  Variable and Floating Rate Securities.  Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities.  The Specialty Funds, Fixed Income Funds, Alternatives Funds, Asset Allocation Funds and Money Market Fund may invest in debt securities.  A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities.  Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities.  Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Corporate Debt Securities.  The High Yield Strategy Fund and Global Managed Futures Strategy Fund may seek investment in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time.  Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor.  The High Yield Strategy Fund and Global Managed Futures Strategy Fund may invest in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, all grades of corporate debt securities including below investment grade as discussed below.   See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.  The Money Market Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities. The High Yield Strategy Fund, Inverse High Yield Strategy Fund, Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund may invest in non-investment-grade securities.  Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB— by Standard & Poor’s) or are determined to be of comparable quality by the Advisor.  These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities.  Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The High Yield Strategy Fund, Inverse High Yield Strategy Fund, Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.  However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Unrated Debt Securities. The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Global Managed Futures Strategy Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”).  The Global Managed Futures Strategy Fund, the Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may invest in debt securities issued by the World Bank.  Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Foreign Issuers

The Domestic Equity Funds, Sector Funds, International Equity Funds, Real Estate Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternatives Funds, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Risk Factors Regarding Europe.  The Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, seek to provide investment results which correlate to the performance of the Dow Jones STOXX 50® Index (the “STOXX 50® Index”).  The STOXX 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks.  Index members are chosen by STOXX Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors.  The 17 countries include Switzerland, Norway, and 15 of the 27 countries of the European Union (“EU”) - Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence than the U.S. market with respect to adverse events generally affecting the market and large investors trading significant blocks of securities.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than regulation imposed by the U.S. government.  For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the EU’s Economic and Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. These controls may significantly affect every country in Europe by limiting EMU member countries’ ability to implement domestic monetary policies that address regional economic conditions. The EU and its members also face other issues that may affect the region’s economic stability, including historically high levels of unemployment in certain regions, the proposed enlargement of EU membership, and uncertainty surrounding the adoption, amendment, or abandonment of a constitutional treaty.

The need for fiscal and democratic accountability among EMU members is also a very important issue facing Europe.  EMU nations facing large public deficits, such as Greece, Ireland, Portugal, and Spain, are in need of economic assistance from other EMU nations.  As a condition upon the receipt of such assistance, countries with large public deficits may be required to implement specific economic reforms or meet specific performance levels.  A failure on the part of these EMU nations to make these required reforms or achieve these stated objectives may either slow Europe’s overall economic recovery or result in an economic downturn that impacts the value of all European debt securities.

The EU has been extending its influence to the east, but, despite recent reform and privatization, Eastern Europe continues to experience inflation, long-term unemployment, and declining exports. The EU has accepted several new members that were previously behind the Iron Curtain and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies and state-owned industries similar to what existed under the former Soviet Union. A significant portion of the work force is unionized, and many others are unable to find work, contributing to periods of labor and social unrest.  Eastern European governments also continue to control a large proportion of the region’s economic activity, and government spending in these countries remains high compared to that of Western Europe.  In the past, some of these Eastern European governments expropriated significant amounts of private property without ever settling claims filed by the rightful owners.  The securities markets in these countries have fewer protections for its investors, less information available on its corporations, and less trading activity.  In addition, compliance with the terms of EMU membership, including tight fiscal and monetary controls and outside restrictions on a country’s ability to subsidize and privatize its industries, may significantly affect the Eastern European economy. The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

Risk Factors Regarding Japan.  The Japan 2x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, seek to provide investment results that correlate to the performance of the Nikkei 225 Stock Average.  The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.  Because the Nikkei 225 Stock Average is expected to represent the performance of the stocks on the First Section – and by extension the market in general – the mix of components is rebalanced from time to time to assure that all issues in the index are both highly liquid and representative of Japan’s industrial structure.

For three decades overall real economic growth in Japan had been spectacular: a 10% average in the 1960s, a 5% average in the 1970s, and a 4% average in the 1980s. Growth slowed markedly in the

1990s, averaging just 1.7%, largely because of the after effects of overinvestment during the late 1980s and contractionary domestic policies intended to wring speculative excesses from the stock and real estate markets. From 2000 to 2003, government efforts to revive economic growth met with little success and were further hampered by the slowing of the US, European, and Asian economies. In 2004 and 2005, growth improved and the lingering fears of deflation in prices and economic activity lessened.  At present, the Japanese economy continues to show signs of recovery from the long recession of the 1990s despite the fact that uncertainties about its recovery remain.  Japan’s huge government debt, which totals more than 160% of GDP, and the aging of the population are two major long-run problems. A rise in taxes could be viewed as endangering the revival of growth.

Japanese unemployment levels are high and have been an area of increasing concern.  Also of concern are Japan’s trade surpluses.  As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners.  Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the Unites States.  The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy.  Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.  Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is the daunting task of overhauling the nation’s financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened.  In addition, the Japanese securities markets are less regulated than the U.S. markets, and evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.  Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Internal conflict over the proper way to reform the ailing banking system continues.

Risk Factors Regarding Emerging Markets.  In the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in emerging markets.  Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

In addition, unlike developed countries, many emerging countries’ economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.

Many emerging market countries suffer from uncertainty and corruption in their legal and political systems. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.  Similarly, a lack of social, political, and economic among emerging market countries can be common and may lead to social unrest, labor strikes, and civil wars. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies are now facing significant difficulties and some economies have fallen into recession.

Futures and Options Transactions

Futures and Options On Futures.  Each Fund (other than the Money Market Fund), and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund or an Underlying Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent the Fund or an Underlying Fund uses futures and/or options on futures, it would do so in accordance with the Commodity Exchange Act (“CEA”).  The Advisor is subject to registration and regulation as a commodity pool operator under the CEA with respect to its service as investment adviser to the Funds and Underlying Funds. However, because the rulemaking that would be applicable to registered investment companies that are also commodity pools has not yet been adopted by the CFTC and SEC, the Advisor and the Funds and Underlying Funds are not yet subject to the CFTC recordkeeping, reporting and disclosure requirements.  Such requirements may cause the Advisor and the Funds and Underlying Funds to incur additional expenses.  Any final requirements remain uncertain.

The Funds or the Underlying Funds may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade.  An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund or an Underlying Fund purchases or sells a futures contract, or sells an option thereon, the Fund or the Underlying Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund or the Underlying Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund or the Underlying Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or the Underlying Fund may undertake and on the potential increase in the speculative character of the Fund’s or the Underlying Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund or the Underlying Fund arising from such investment activities.

A Fund or an Underlying Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or the Underlying Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or the Underlying Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the Underlying Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund or an Underlying Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund or an Underlying Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund or an Underlying Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund or an Underlying Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund or an Underlying Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund or an Underlying Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s or an Underlying Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy depends, in part, on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Funds, except for the Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing each Fund’s or each Underlying Fund’s investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund or an Underlying Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund or an Underlying Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund or an Underlying Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund or an Underlying Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund’s or an Underlying Fund’s investment objective, and except as restricted by a Fund’s or an Underlying Fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund or an Underlying Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund or an Underlying Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund or an Underlying Fund delivers the security upon exercise.

A Fund or an Underlying Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund or an Underlying Fund may seek to purchase in the future. A Fund or an Underlying Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund or the Underlying Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s or the Underlying Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund or the Underlying Fund.

A Fund or an Underlying Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund or an Underlying Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund or an Underlying Fund will realize as profit the premium received for such option. When a call option of which a Fund or an Underlying Fund is the writer is exercised, the Fund or the Underlying Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option  of which the Fund or Underlying Fund is the writer is exercised, the Fund or the Underlying Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund or an Underlying Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund or an Underlying Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Risks Associated With Commodity Futures Contracts.  The Commodities Strategy Fund, Managed Commodities Strategy Fund, and Global Managed Futures Strategy Fund, and the Asset Allocation Funds as well as certain of their Underlying Funds, may engage in transactions in commodity futures contracts.  There are several additional risks associated with such transactions which are discussed below:

•                  Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Fund or an Underlying Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•                  Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund or certain of the Underlying Funds.  If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund or an Underlying Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund or Underlying Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•                  Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subjects a Fund’s or Underlying Fund’s investments to greater volatility than investments in traditional securities.

•                  Combined Positions. A Fund or an Underlying Fund may each purchase and write options in combination with each other.  For example, a Fund or an Underlying Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Hybrid Instruments

The Commodities Strategy Fund, Managed Commodities Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Global Managed Futures Strategy Fund, and the Asset Allocation Funds and certain of their Underlying Funds, may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrid instruments may not bear interest or pay dividends.  The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument.  Under certain conditions, the redemption value of a hybrid instrument could be zero.  Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of a hybrid instrument also exposes a Funds or Underlying Fund to the credit risk of the issuer of the hybrid instrument.  These risks may cause significant fluctuations in the NAV of a Fund or Underlying Fund.

With respect to the Commodities Strategy Fund, Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and the Asset Allocation Funds and their respective Underlying Funds, certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s and certain of the Asset Allocation Funds’

Underlying Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes.  Each Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.  In particular, the High Yield Strategy Fund and Inverse High Yield Strategy Fund will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund or an Underlying Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund or an Underlying Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund or an Underlying Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s or the Underlying Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Investment in the Subsidiaries

The Commodities Strategy Fund, Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund, Global Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may each invest up to 25% of its total assets in its respective Subsidiary.  Each Subsidiary is expected to invest primarily in commodity and financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiaries are not registered under the 1940 Act, but are subject to certain of the investor protections of the 1940 Act, as noted in this SAI.  As a result, each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each Fund wholly owns and controls its Subsidiary, and the Funds and the Subsidiaries are each managed by the Advisor, it is unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders.  The Board has oversight responsibility for the investment activities of the Funds, including their investment in the Subsidiaries, and the Funds’ role as the sole shareholder of their respective Subsidiaries. Also, in managing the Subsidiaries’ portfolio, the Advisor will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders.  For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries.  If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investments in Other Investment Companies

The Funds (other than the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof.  The Asset Allocation Funds will regularly invest up to 100% of their total assets in the Underlying Funds in a manner consistent with the provisions of the 1940 Act.  Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder.  A Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code.  The Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the provisions of the 1940 Act.  In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.  The Trust has entered into agreements with several affiliated ETFs that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.  A Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor believes such an investment is in the best interests of the Fund and its shareholders.  For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually.  A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.  A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company.  BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance.  Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.  However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers.  As a result, the Fees and Expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  Each Fund also may invest in ETFs that are actively managed to the extent such investments are consistent with its investment objective and policies.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined under “Dividends, Distributions and Taxes”), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code.  If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test. Similarly, a Fund receiving non-qualifying income from an ETF might fail the 90% Test if it is unable to generate qualifying income in a particular taxable year at sufficient levels, or if it is unable to determine the percentage of qualifying income it derives for a taxable year until after year-end.  A failure to meet the 90% Test could cause the Fund to fail to qualify as a regulated investment company under the Internal Revenue Code.  Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Pooled Investment Vehicles

The Commodities Strategy Fund, Alternatives Funds and Asset Allocation Funds may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, a Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

As discussed in the Funds’ Prospectus, the Trust anticipates that investors in the Funds, other than the Alternatives Funds and Asset Allocation Funds will frequently purchase and/or redeem shares of the Funds as part of an asset allocation investment strategy.  The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover.  See “Purchasing and Redeeming Shares” and “Financial Highlights” in the Funds’ Prospectus.  Because each Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund’s investors, it is very difficult to estimate what the Fund’s actual turnover rate will be in the future.  However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Alternatives Funds and Asset Allocation Funds, will be substantial.

In general, the Advisor manages the Alternatives Funds and Asset Allocation Funds without regard to restrictions on portfolio turnover.  The Funds’ investment strategies may, however, produce relatively high portfolio turnover rates from time to time.  The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover.  Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants.  To the extent that the Alternatives Funds and Asset Allocation Funds use derivatives, they will generally be short-term derivative instruments.  As a result, the Funds’ reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities.  Generally, the higher the rate of portfolio turnover of the Alternatives Funds and Asset Allocation Funds, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be.  For additional information about portfolio turnover rate, please see “More Information About Portfolio Turnover” in this SAI.

Real Estate Investment Trusts (“REITs”)

The Real Estate Fund will invest a majority of its assets in REITs.  A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets certain definitional requirements under the Internal Revenue Code.  The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs.  An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types.  Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.  During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs.  In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended.  Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.  In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Securities

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its investment in the securities of companies principally engaged in the real estate industry.  For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.  The value of securities of companies which service the real estate business sector may also be affected by such risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements with financial institutions.  The Funds have adopted certain procedures designed to minimize the risks associated with repurchase transactions. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund’s net assets.  The investments of each Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Domestic Equity Funds, Japan 2x Strategy Fund, Specialty Funds (except the Real Estate Fund), High Yield Strategy Fund, Inverse High Yield Strategy Fund and Alternatives Funds may enter into reverse repurchase agreements as part of a Fund’s investment strategy.  In the case of the Asset Allocation Funds, certain of the Underlying Funds may use reverse repurchase agreements as part of an Underlying Fund’s investment strategy.  Reverse repurchase agreements involve sales by a Fund or an Underlying Fund of portfolio assets concurrently with an agreement by the Fund or the Underlying Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund or the Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund or the Underlying Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund or the Underlying Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Funds and the Underlying Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds or the Underlying Funds.  Each Fund or Underlying Fund will establish a segregated account with the Trust’s custodian bank in which the Fund or the Underlying Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s or the Underlying Fund’s obligations in respect of reverse repurchase agreements.  Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

Short Sales

The Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Weakening Dollar 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse High Yield Strategy Fund and Multi-Hedge Strategies Fund will regularly engage in short sales transactions in which a Fund sells a security it does not own.  The remaining Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, High Yield Strategy Fund, and Alternatives Funds may also engage in short sales transactions in which a Fund sells a security it does not own.  In the case of the Asset Allocation Funds, the Funds may invest in certain Underlying Funds that may engage in short sales transactions in which an Underlying Fund sells a security it does not own.  To complete such a transaction, a Fund or an Underlying Fund must borrow or otherwise obtain the security to make delivery to the buyer.  The Fund or the Underlying Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund or the Underlying Fund.  Until the security is replaced, the Fund or the Underlying Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the Fund or the Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund or the Underlying Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund or an Underlying Fund closes its short position or replaces the borrowed security, the Fund or the Underlying Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s or the Underlying Fund’s short position.  Each of the Funds or Underlying Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Funds (except for the Money Market Fund), and certain of the Asset Allocation Funds’ Underlying Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps.  A Fund or an Underlying Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap.  The Inverse High Yield Strategy Fund will primarily employ credit default swaps in order to obtain inverse exposure to the high yield bond market.  A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events.  If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation.  If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. The Inverse High Yield Strategy Fund expects to buy credit default swaps with multiple reference issuers, in which case, payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The High Yield Strategy Fund, Inverse High Yield Strategy Fund, Multi-Hedge Strategies Fund and Managed Commodities Strategy Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection.  The High Yield Strategy Fund is usually a net seller of credit default swaps and the Inverse High Yield Strategy Fund is usually a net buyer of credit default swaps, but each Fund may buy or sell credit default swaps. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund or an Underlying Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s or an Underlying Fund’s obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s or an Underlying Fund’s current obligations under a swap agreement would be accrued daily (offset against any amounts owed to the Fund or the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s or an Underlying Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s or an Underlying Fund’s illiquid investment limitations.  A Fund or an Underlying Fund would not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy.  A Fund or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the High Yield Strategy Fund, Inverse High Yield Strategy Fund, or Multi-Hedge Strategies Fund is selling credit protection, the default of a third party issuer.

Each Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer.  The counterparty would generally agree to pay a Fund or an Underlying Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund or the Underlying Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund or an Underlying Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or the Underlying Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  A Fund or an Underlying Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.  In cases where a Fund or an Underlying Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund or the Underlying Fund would be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund or an Underlying Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s or an Underlying Fund’s risk of loss consists of the net amount of payments that such Fund or Underlying Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of a Fund’s or an Underlying Fund’s obligations over its entitlements with respect to each equity swap would be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund’s or an Underlying Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds, the Underlying Funds, and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, would not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.  The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund or an Underlying Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution.  However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

Tracking Error

The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Specialty Funds (except the Real Estate Fund), Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, to achieve correlation with the performance of their respective benchmarks:  (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund or an Underlying Fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index being held by a Fund or Underlying Fund; (4) an imperfect correlation between the performance of instruments held by a Fund or Underlying Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund or Underlying Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund’s or Underlying Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the Europe 1.25x Strategy Fund’s and Japan 2x Strategy Fund’s respective underlying indices and the time the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund price their shares at the close of the New York Stock Exchange (“NYSE”); or (11) market movements that run counter to a leveraged Fund’s or leveraged Underlying Fund’s investments.  Market movements that run counter to a leveraged Fund’s or leveraged Underlying Fund’s investments will cause some divergence between the Fund or Underlying Fund and its benchmark over time due to the mathematical effects of leveraging.  The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund or Underlying Fund is leveraged.  The tracking error of a leveraged Fund or leveraged Underlying Fund is generally small during a well-defined uptrend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund or Underlying Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ performance may tend to vary from the closing performance of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ respective underlying indices. However, all of the Domestic Equity Funds’, International Equity Funds’, Specialty Funds’ (except the Real Estate Fund), Government Long Bond 1.2x Strategy Fund’s, Inverse Government Long Bond Strategy Fund’s, Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund’s, performance attempts to correlate highly with the movement in their respective underlying indices over time.

U.S. Government Securities

The Government Long Bond 1.2x Strategy Fund invests primarily in U.S. government securities, and each of the other Funds may invest in U.S. government securities.  The Specialty Funds (except the Real Estate Fund), Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternatives Funds (except the U.S. Long Short Momentum Fund) and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while still other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Government Long Bond 1.2x

Strategy Fund will invest in such U.S. government securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012.  For the period during which these Agreements were in effect, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

Non-Principal Investment Policies, Techniques and Risk Factors — The investment policies, techniques and risk factors described below are not considered to be principal to the management of the Funds. However, the Funds are permitted to, and may from time to time, engage in the investment activities described below if and when the Advisor determines that such activities will help the Funds to achieve their respective investment objectives.  Shareholders will be notified if a Fund’s use of any of the non-principal investment policies, techniques or instruments described below represents a material change in the Fund’s principal investment strategies.

Borrowing

While the Funds do not normally borrow funds for investment purposes, each Fund reserves the right to do so.  Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  A Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Domestic Equity Funds (except for the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, Specialty Funds, Fixed Income Funds (except for the Inverse Government Long Bond Strategy Fund), Alternatives Funds, and Asset Allocation Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.

Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.  As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300%

coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Illiquid Securities

Each Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  A Fund or an Underlying Fund will not invest more than 15% (5% with respect to the Money Market Fund) of the Fund’s or the Underlying Fund’s net assets in illiquid securities.  If the percentage of a Fund’s or an Underlying Fund’s net assets invested in illiquid securities exceeds 15% (5% for the Money Market Fund) due to market activity, the Fund or the Underlying Fund will take appropriate measures to reduce its holdings of illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund or the Underlying Fund has valued the securities.  Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  A Fund or an Underlying Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.   When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund or an Underlying Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund or an Underlying Fund may invest in to the Advisor.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. The Funds are not permitted to lend portfolio securities to the Advisor or its affiliates unless the Funds apply for and receive specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

While the Funds do not intend to do so, the Managed Commodities Strategy Fund, Fixed Income Funds, Multi-Hedge Strategies Fund, Global Managed Futures Strategy Fund, and Asset Allocation Funds are permitted to invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

Banking Fund

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.  In addition, these companies may offer services such as merchant banking, consumer and commercial finance, brokerage, financial planning, wealth management, leasing, mortgage finance and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.  These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity.  Rule 12d3-1 under the 1940 Act, allows investment portfolios such as the Fund, to invest in companies engaged in securities-related activities subject to certain conditions.  Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.  The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a.                   the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;

b.                   for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;

c.                    for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest.  All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase.  With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised.  The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met.  The purchase of a general partnership interest in a securities-related business is prohibited.

Basic Materials Fund

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials as well as intermediate goods used in the industrial sector.  The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies primarily involved in this sector.

Biotechnology Fund

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes.  These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

Consumer Products Fund

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally.  The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, household and personal care products.  The Fund may invest in owners and operators of distributors, food retail stores, pharmacies, hypermarkets and super centers selling food and a wide-range of consumer staple products. The Fund may invest in distillers, vintners and producers of alcoholic beverages, beer, malt liquors, non-alcoholic beverages (including mineral water). The Fund may invest in producers of agricultural products (crop growers, owners of plantations) and companies that produce and process food, producers of packaged foods (including dairy products, fruit juices, meats, poultry, fish and pet foods) and producers of non-durable household products (including detergents, soaps, diapers and other tissue and household paper products). The Fund may also invest in manufacturers of personal and beauty care products, including cosmetics and perfumes.

Electronics Fund

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.  In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-

aided design and computer-aided manufacturing (“CAD/CAM”), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

Energy Fund

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power.  The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control.  Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

Energy Services Fund

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power.  The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging.  Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service.  Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data.  The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

Financial Services Fund

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, investment banking, asset management, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.  For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.  Some primarily retail corporations have expanded into securities and insurance industries.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.  These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity.  Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions.  Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.  The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a.                   the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;

b.                   for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;

c.                    for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest.  All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase.  With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised.  The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met.  The purchase of a general partnership interest in a securities-related business is prohibited.

Health Care Fund

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.  Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

Internet Fund

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.  Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

Leisure Fund

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas.  Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, lodging, restaurants, leisure equipment and gaming casinos.

Precious Metals Fund

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector (“Precious Metals Companies”).  Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

Retailing Fund

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. The Fund may also invest in companies primarily distributing goods to merchandisers.   Companies in which the Fund may invest include general merchandise retailers, department stores, internet retailers and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, home furnishings or home improvement products.  The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

Technology Fund

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.  These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics and communications.

Telecommunications Fund

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment.  Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services.  Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission.  Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

Transportation Fund

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.  Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies.  Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes.  Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products.  In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

Utilities Fund

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund’s Prospectus.  Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity.  The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. government securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements.  The Money Market Fund’s assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV.  All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less.  Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Domestic Equity Funds (except the NASDAQ-100®Fund, Russell 2000® Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund and S&P SmallCap 600® Pure Value Fund), International Equity Funds, Fixed Income Funds (except the High Yield Strategy Fund), and Specialty Funds (except the Commodities Strategy and Real Estate Funds), present certain risks, some of which are further described below.

Leverage. The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the “Leveraged Funds”) and the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (the “Leveraged Inverse Funds”) employ leverage as a principal investment strategy and each of the Leveraged Funds and Leveraged Inverse Funds may borrow or use other forms of leverage for investment purposes.  Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Leveraged Fund or Leveraged Inverse Fund achieves the right to a return on a capital base that exceeds the amount the Leveraged Fund or Leveraged Inverse Fund has invested. Leverage creates the potential for greater gains to shareholders of the Leveraged Funds and Leveraged Inverse Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Leveraged Funds and Leveraged Inverse Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Leveraged Funds and Leveraged Inverse Funds to pay interest, which would decrease the Leveraged Funds’ and Leveraged Inverse Funds’ total return to shareholders. If the Leveraged Funds and Leveraged Inverse Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

Each of the Commodities Strategy Fund and the Alternatives Funds regularly invests in financial instruments that give rise to leverage as part of its principal investment strategy.  While the Funds may borrow for investment purposes, each derives its leveraged exposure primarily through the use of derivatives that give rise to leverage. Utilization of leverage involves special risks and should be considered speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of the Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Funds.  Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Funds to pay interest, which would decrease the Funds’ total returns to shareholders. If the Funds achieve their respective investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Funds not been leveraged.

Special Note Regarding the Correlation Risks of the Leveraged Funds and Leveraged Inverse Funds. As discussed in the Prospectus, each of the Leveraged Funds and Leveraged Inverse Funds are “leveraged” funds in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Leveraged Funds and Leveraged Inverse Funds are subject to all of the risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Leveraged Funds’ and Leveraged Inverse Funds’ use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Leveraged Fund or Leveraged Inverse Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Leveraged Fund’s or Leveraged Inverse Fund’s return for periods longer than one day is primarily a function of the following:  (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund’s performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a hypothetical leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: (a) no dividends paid by the companies included in the index; (b) no fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent (0%). If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a hypothetical leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus.  However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus.  In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Hypothetical Leveraged Fund Median Annual Returns

Index Performance		Market Volatility
One Year Index Performance	200% of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	-80%	-64%	-64%	-65%	-65%	-67%	-68%	-69%	-70%	-71%
-35%	-70%	-58%	-59%	-59%	-60%	-62%	-63%	-64%	-65%	-66%
-30%	-60%	-52%	-53%	-52%	-53%	-55%	-56%	-58%	-60%	-61%
-25%	-50%	-45%	-46%	-46%	-47%	-48%	-50%	-52%	-53%	-55%
-20%	-40%	-36%	-37%	-39%	-40%	-41%	-43%	-44%	-47%	-50%
-15%	-30%	-29%	-29%	-30%	-32%	-33%	-36%	-38%	-40%	-43%
-10%	-20%	-20%	-21%	-23%	-23%	-26%	-28%	-31%	-32%	-36%
-5%	-10%	-11%	-12%	-13%	-16%	-18%	-20%	-23%	-25%	-29%
0%	0%	-1%	-2%	-4%	-6%	-8%	-11%	-14%	-17%	-20%
5%	10%	9%	8%	6%	3%	2%	-3%	-5%	-8%	-12%
10%	20%	19%	19%	16%	15%	10%	9%	4%	0%	-5%
15%	30%	31%	29%	27%	25%	21%	19%	15%	11%	6%
20%	40%	43%	41%	38%	35%	32%	27%	23%	18%	13%
25%	50%	54%	52%	50%	48%	43%	39%	34%	29%	22%
30%	60%	69%	64%	62%	58%	56%	49%	43%	39%	34%
35%	70%	79%	77%	75%	70%	68%	61%	57%	50%	43%
40%	80%	92%	91%	88%	82%	81%	73%	67%	62%	54%

The second table below shows the estimated fund return over a one-year period for a hypothetical leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The hypothetical leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus.  However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus.  In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Hypothetical Leveraged Inverse Fund Median Annual Returns

Index Performance		Market Volatility
One Year Index Performance	200% Inverse of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	80%	165%	153%	145%	127%	114%	99%	74%	57%	35%
-35%	70%	130%	122%	109%	96%	84%	68%	51%	32%	17%
-30%	60%	98%	93%	79%	68%	58%	46%	29%	16%	1%
-25%	50%	73%	68%	58%	49%	36%	26%	13%	2%	-13%
-20%	40%	51%	45%	39%	31%	20%	12%	-2%	-11%	-23%
-15%	30%	35%	29%	23%	16%	6%	-2%	-12%	-22%	-30%
-10%	20%	20%	16%	9%	3%	-5%	-13%	-21%	-30%	-39%
-5%	10%	8%	5%	-2%	-8%	-14%	-21%	-30%	-38%	-46%
0%	0%	-3%	-7%	-12%	-17%	-23%	-28%	-37%	-44%	-51%
5%	-10%	-12%	-15%	-19%	-25%	-31%	-35%	-43%	-47%	-55%
10%	-20%	-19%	-23%	-27%	-32%	-36%	-43%	-47%	-53%	-59%
15%	-30%	-27%	-29%	-32%	-37%	-42%	-46%	-53%	-58%	-63%
20%	-40%	-33%	-35%	-38%	-42%	-46%	-50%	-56%	-60%	-66%
25%	-50%	-38%	-40%	-43%	-47%	-51%	-55%	-59%	-64%	-68%
30%	-60%	-43%	-44%	-47%	-51%	-55%	-59%	-62%	-66%	-71%
35%	-70%	-46%	-49%	-52%	-53%	-58%	-61%	-66%	-68%	-73%
40%	-80%	-50%	-52%	-55%	-57%	-61%	-64%	-68%	-71%	-75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a hypothetical leveraged fund. A Leveraged Fund’s or Leveraged Inverse Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above and in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Fundamental Policies of the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds (except the Precious Metals Fund), International Equity Funds, Specialty Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternatives Funds and Asset Allocation Funds

Each Fund shall not:

1.                                      Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.                                      Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.                                      Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts (except that, for the Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund only the limitations and exceptions pertaining to the purchase and sale of  real estate shall apply).

4.                                      Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.                                      Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (this limitation does not apply to the Commodities Strategy Fund, Managed Commodities Strategy Fund or Global Managed Futures Strategy Fund).

7.                                      Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry(1); except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund, International Equity Fund, or Specialty Fund (except the Real Estate Fund) is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund or the Real Estate Fund will be concentrated in an industry or group of industries within a sector.  This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

With the exception of investments in shares of investment companies, each Asset Allocation Fund shall not:

8.                                      With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

(1)  The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

The Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund shall not:

9.                                      Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund

Each Fund shall not:

10.                               Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

11.                               Underwrite securities of any other issuer.

12.                               Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

13.                               Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 14, 15, 16, and 17, as applicable to the Fund.

14.                               Pledge, mortgage, or hypothecate the Fund’s assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

15.                               Invest in commodities, except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

15.1                        The Precious Metals Fund may (a) trade in futures contracts and options on futures contracts; or (b) invest in precious metals and precious minerals.

16.                               Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry).  This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

16.1                        The Precious Metals Fund will invest 25% or more of the value of its total assets in securities in the metals-related and minerals-related industries.

17.                               Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

18.                               Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost (“selling against the box”).

18.1                        The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, and Inverse Government Long Bond Strategy Fund may engage in short sales of portfolio securities or maintain a short position if at all times when a short position is open (i) the Fund maintains a segregated account with the Fund’s custodian to cover the short position in accordance with the position of the SEC or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Fundamental Policies of the Money Market Fund

The Money Market Fund shall not:

19.                               Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

20.                               Lend its portfolio securities in excess of 15% of the Fund’s total assets.  Any loans of the Fund’s portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

21.                               Issue senior securities, except as permitted by the Fund’s investment objectives and policies.

22.                               Write or purchase put or call options.

23.                               Mortgage, pledge, or hypothecate its assets except to secure permitted borrowings.  In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the borrowing.

24.                               Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

25.                               Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.                                      Invest in warrants (this limitation does not apply to the S&P 500® Fund, Russell 2000® Fund, Russell 2000® 2x Strategy Fund, Multi-Hedge Strategies Fund or Asset Allocation Funds).

2.                                      Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3.                                      Invest in mineral leases (this limitation does not apply to the Russell 2000® 2x Strategy Fund, S&P 500® Fund, Russell 2000® Fund, Multi-Hedge Strategies Fund or Asset Allocation Funds).

4.                                      Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or (F), if such Fund is an Asset Allocation Underlying Fund.

The Domestic Equity Funds (except for the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, Commodities Strategy Fund, Managed Commodities Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternatives Funds, Specialty Funds and Asset Allocation Funds may not:

5.                                      Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy Nos. 1 and 17 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6.                                      Invest in companies for the purpose of exercising control (this limitation does not apply to the Russell 2000® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, S&P 500® Fund, Russell 2000® Fund, Managed Commodities Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Global Managed Futures Strategy Fund and Asset Allocation Funds).

7.                                      Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

8.                                      Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500® 2x Strategy Fund, and Russell 2000® 1.5x Strategy Fund each may not:

10.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.

The Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse Russell 2000® Strategy Fund each may not:

11.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.

The S&P 500® Fund, NASDAQ-100® Fund, and Russell 2000® Fund each may not:

12.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Mid-Cap 1.5x Strategy Fund may not:

13.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Inverse Mid-Cap Strategy Fund may not:

14.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies in its underlying index without 60 days’ prior notice to shareholders.

The S&P 500® Pure Growth Fund may not:

15.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P 500® Pure Value Fund may not:

16.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P MidCap 400® Pure Growth Fund may not:

17.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P MidCap 400® Pure Value Fund may not:

18.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P SmallCap 600® Pure Growth Fund may not:

19.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P SmallCap 600® Pure Value Fund may not:

20.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

Each Sector Fund and the Real Estate Fund may not:

21.                               Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days’ prior notice to shareholders.

The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund each may not:

22.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Government Long Bond 1.2x Strategy Fund may not:

23.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days’ prior notice to shareholders.

The Inverse Government Long Bond Strategy Fund may not:

24.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government without 60 days’ prior notice to shareholders.

The High Yield Strategy Fund may not:

25.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities without 60 days’ prior notice to shareholders.

The Inverse High Yield Strategy Fund may not:

26.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets without 60 days’ prior notice to shareholders.

The Global Managed Futures Strategy Fund may not:

27.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” without 60 days’ prior notice to shareholders.  For these purposes, managed futures are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments that taken together have economic characteristics similar or equivalent to those of listed commodity, currency and financial futures contracts.

The Money Market Fund may not:

28.                               Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities (and derivatives thereof) without 60 days’ prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security (except that if the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% (5% for the Money Market Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities); and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading “Fundamental Policies of the Domestic Equity Funds (except for the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds (except for the Precious Metals Fund), International Equity Funds, Specialty Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternatives Funds and Asset Allocation Funds” and in paragraph 10 above under the heading “Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund”  and in paragraph 26 under the heading “Fundamental Policies of the Money Market Fund.”  For the Commodities Strategy Fund, Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund, each Fund’s Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, except for the non-fundamental policy set forth in paragraph 9, with respect to its investments.

MORE INFORMATION ABOUT PORTFOLIO TURNOVER

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

The table below lists those Funds that have experienced variations in their portfolio turnover rates over one or more of the two most recently completed fiscal years.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2010	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2011	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2012
S&P 500® 2x Strategy Fund	68%	232%	301%
Russell 2000® 2x Strategy Fund	100%	15%	325%
Russell 2000® 1.5x Strategy Fund	249%	65%	361%
S&P 500® Pure Value Fund	425%	724%	523%
S&P MidCap 400® Pure Growth Fund	304%	202%	234%
S&P SmallCap 600® Pure Growth Fund	529%	358%	291%
S&P SmallCap 600® Pure Value Fund	526%	404%	318%
Banking Fund	1,119%	1,518%	512%
Basic Materials Fund	418%	193%	339%
Biotechnology Fund	509%	502%	294%
Consumer Products Fund	442%	368%	636%
Dow 2x Strategy Fund	129%	587%	999%
Energy Services Fund	307%	199%	240%
Financial Services Fund	617%	528%	396%
Leisure Fund	468%	227%	214%
Retailing Fund	616%	621%	1,043%

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2010	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2011	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2012
Telecommunications Fund	1,276%	1,100%	1,077%
Transportation Fund	693%	711%	594%
Utilities Fund	561%	369%	302%
Government Long Bond 1.2x Strategy Fund	2,452%	2,585%	3,230%
Inverse Government Long Bond Strategy Fund	3,555%	2,031%	6,326%
U.S. Long Short Momentum Fund	314%	167%	203%
Multi-Hedge Strategies Fund	845%	397%	461%

Variations in the Funds’ portfolio turnover rates may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

BROKERAGE ALLOCATION AND OTHER PRACTICES

With respect to the Asset Allocation Funds, the Funds will purchase and sell the principal portion of Fund securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer of the Underlying Funds.  As such, the Funds are not expected to incur brokerage commissions with respect to their investments in the Underlying Funds.

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following brokerage commissions:

Fund Name	Fund Inception Date	Aggregate Brokerage Commissions During Fiscal Year Ended 2010	Aggregate Brokerage Commissions During Fiscal Year Ended 2011	Aggregate Brokerage Commissions During Fiscal Year Ended 2012
Dow 2x Strategy Fund	05/03/04	$10,839	$17,321	$24,041
NASDAQ-100® 2x Strategy Fund	10/01/01	$15,008	$10,272	$10,150
Russell 2000® 2x Strategy Fund	10/27/06	$5,694	$4,714	$5,334
S&P 500® 2x Strategy Fund	10/01/01	$17,240	$16,288	$14,791
Inverse Dow 2x Strategy Fund	05/03/04	$13,091	$12,191	$6,578
Inverse NASDAQ-100® 2x Strategy Fund	*	**	**	**
Inverse Russell 2000® 2x Strategy Fund	*	**	**	**
Inverse S&P 500® 2x Strategy Fund	*	**	**	**
Inverse Mid-Cap Strategy Fund	05/03/04	$914	$434	$291
Inverse NASDAQ-100® Strategy Fund	05/21/01	$6,806	$5,396	$1,891
Inverse Russell 2000® Strategy Fund	05/03/04	$5,333	$4,305	$1,304
Inverse S&P 500® Strategy Fund	06/09/97	$13,528	$7,066	$5,079
Mid-Cap 1.5x Strategy Fund	10/01/01	$13,632	$13,790	$15,206
Nova Fund	05/07/97	$16,559	$14,949	$8,015
NASDAQ-100® Fund	05/07/97	$13,283	$14,724	$10,037
Russell 2000® Fund	*	**	**	**
Russell 2000® 1.5x Strategy Fund	10/01/01	$28,634	$12,087	$11,534
S&P 500® Fund	*	**	**	**
S&P 500® Pure Growth Fund	05/03/04	$63,100	$119,879	$39,980
S&P 500® Pure Value Fund	05/03/04	$162,552	$265,750	$148,870
S&P MidCap 400® Pure Growth Fund	05/03/04	$79,649	$82,913	$48,089
S&P MidCap 400® Pure Value Fund	05/03/04	$119,337	$90,102	$102,152
S&P SmallCap 600® Pure Growth Fund	05/03/04	$122,391	$96,352	$46,688
S&P SmallCap 600® Pure Value Fund	05/03/04	$385,677	181,916	$105,790
Banking Fund	05/02/01	$109,292	$79,572	$52,088
Basic Materials Fund	05/02/01	$125,313	$58,555	$40,645
Biotechnology Fund	05/02/01	$94,120	$96,716	$70,265
Consumer Products Fund	05/29/01	$56,141	$43,763	$74,258
Electronics Fund	08/03/01	$233,067	$111,168	$50,689
Energy Fund	05/29/01	$45,320	$49,959	$24,334
Energy Services Fund	05/02/01	$77,037	$50,791	$27,320
Financial Services Fund	07/20/01	$61,369	$32,016	$24,828
Health Care Fund	06/19/01	$79,901	$47,503	$38,184

Fund Name	Fund Inception Date	Aggregate Brokerage Commissions During Fiscal Year Ended 2010	Aggregate Brokerage Commissions During Fiscal Year Ended 2011	Aggregate Brokerage Commissions During Fiscal Year Ended 2012
Internet Fund	05/24/01	$56,832	$25,934	$9,923
Leisure Fund	05/22/01	$60,346	$18,275	$17,048
Precious Metals Fund	05/29/97	$109,362	$271,933	$109,024
Retailing Fund	07/23/01	$56,261	$37,139	$71,220
Technology Fund	05/02/01	$95,861	$47,230	$22,541
Telecommunications Fund	07/27/01	$126,639	$77,857	$54,390
Transportation Fund	06/11/01	$84,061	$63,677	$30,307
Utilities Fund	05/02/01	$82,492	$56,349	$30,524
Europe 1.25x Strategy Fund	10/01/01	$26,379	$15,368	$14,375
Japan 2x Strategy Fund	10/01/01	$31,543	$24,952	$12,769
Commodities Strategy Fund	09/30/05	$6,865	$10,107	$6,776
Managed Commodities Strategy Fund	*	**	**	**
Strengthening Dollar 2x Strategy Fund	09/30/05	$16,924	$6,107	$6,062
Weakening Dollar 2x Strategy Fund	09/30/05	$3,368	$3,083	$2,165
Real Estate Fund	10/01/01	$171,557	$99,880	$92,107
U.S. Long Short Momentum Fund	05/01/02	$213,524	$46,821	$87,674
Government Long Bond 1.2x Strategy Fund	08/18/97	$14,511	$5,841	$7,630
Inverse Government Long Bond Strategy Fund	05/01/03	$2,235	$1,940	$3,619
High Yield Strategy Fund	*	**	**	**
Inverse High Yield Strategy Fund	*	**	**	**
Multi-Hedge Strategies Fund	11/29/05	$87,898	$60,334	$70,782
Global Managed Futures Strategy Fund	11/07/08	$17,761	$9,500	$9,861
All-Asset Strategy Conservative Fund	10/27/06	$140	$1,049	$1,997
All-Asset Strategy Moderate Fund	10/27/06	$223	$1,717	$3,434
All-Asset Strategy Aggressive Fund	10/27/06	$128	$517	$832
Money Market Fund	05/07/97	$0	$0	$0

*                                         The Fund has not yet commenced operations.

**                                  Not in operation for the period indicated.

***                           From commencement of operations.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility.  Changes in the amount of commissions paid by a Fund (with the exception of the Global Managed Futures Strategy Fund) do not reflect material changes in that Fund’s investment objective or strategies over these periods.  For the Global Managed Futures Strategy Fund, changes in the amount of commissions paid reflect material changes in the Fund’s investment strategy over these periods.  Specifically, for the fiscal year ended December 31, 2010, the Fund increased its investment in futures as opposed to structured notes.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor.  The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement (as defined below).  Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services.  The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2012, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Dow 2x Strategy Fund	$5,507	$32,663,523
NASDAQ-100® 2x Strategy Fund	$830	$5,517,229
Russell 2000® 2x Strategy Fund	$3,005	$4,315,375
S&P 500® 2x Strategy Fund	$2,204	$9,274,684
Inverse Dow 2x Strategy Fund	$0	$0
Inverse NASDAQ-100® 2x Strategy Fund	*	*
Inverse Russell 2000® 2x Strategy Fund	*	*
Inverse S&P 500® 2x Strategy Fund	*	*
Inverse Mid-Cap Strategy Fund	$0	$0
Inverse NASDAQ-100® Strategy Fund	$0	$0
Inverse Russell 2000® Strategy Fund	$0	$0
Inverse S&P 500® Strategy Fund	$0	$0
Mid-Cap 1.5x Strategy Fund	$6,567	$20,590,020
Nova Fund	$2,487	$10,526,442
NASDAQ-100® Fund	$3,586	$17,882,092
Russell 2000® Fund	*	*
Russell 2000® 1.5x Strategy Fund	$7,334	$10,704,557
S&P 500® Fund	*	*
S&P 500® Pure Growth Fund	$10,811	$72,848,409
S&P 500® Pure Value Fund	$42,320	$76,946,075
S&P MidCap 400® Pure Growth Fund	$7,029	$43,110,327
S&P MidCap 400® Pure Value Fund	$7,356	$15,963,814
S&P SmallCap 600® Pure Growth Fund	$9,668	$44,452,330
S&P SmallCap 600® Pure Value Fund	$15,945	$28,059,921
Banking Fund	$9,930	$20,932,766
Basic Materials Fund	$7,058	$23,790,653
Biotechnology Fund	$8,654	$29,794,871
Consumer Products Fund	$17,065	$78,184,548
Electronics Fund	$6,721	$12,915,684
Energy Fund	$8,142	$31,420,349
Energy Services Fund	$4,077	$16,442,889
Financial Services Fund	$5,524	$18,528,148
Health Care Fund	$4,293	$21,736,246
Internet Fund	$1,946	$6,630,512
Leisure Fund	$2,298	$8,429,856

Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Precious Metals Fund	$24,980	$46,194,654
Retailing Fund	$15,931	$66,305,603
Technology Fund	$5,038	$16,190,436
Telecommunications Fund	$9,267	$21,951,113
Transportation Fund	$7,512	$21,381,436
Utilities Fund	$8,335	$29,641,342
Europe 1.25x Strategy Fund	$1,035	$3,985,946
Japan 2x Strategy Fund	$0	$0
Commodities Strategy Fund	$0	$0
Managed Commodities Strategy Fund	*	*
Strengthening Dollar 2x Strategy Fund	$0	$0
Weakening Dollar 2x Strategy Fund	$0	$0
Real Estate Fund	$10,534	$32,616,589
Government Long Bond 1.2x Strategy Fund	$0	$0
Inverse Government Long Bond Strategy Fund	$0	$0
High Yield Strategy Fund	*	*
Inverse High Yield Strategy Fund	*	*
Multi-Hedge Strategies Fund	$6,400	$15,748,268
U.S. Long Short Momentum Fund	$30,375	$88,942,472
Global Managed Futures Strategy Fund	$0	$0
All-Asset Strategy Conservative Fund	126	$1,043,739
All-Asset Moderate Strategy Fund	$182	$2,028,289
All-Asset Aggressive Strategy Fund	$35	$392,950
Money Market Fund	$0	$0

*                                         Not in operation for the period indicated.

**                                  From commencement of operations.

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Guggenheim Distributors, LLC, (the “Distributor”), the distributor of the Funds’ shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC.  In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor.  With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds did not pay any brokerage commissions to the Distributor.

Securities of “Regular Broker-Dealers.”  The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.  As of December 31, 2012, the following Funds held the following securities of the Trust’s “regular brokers or dealers”:

Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
All-Asset Aggressive Strategy Fund	CSFB	Repurchase Agreements	$1,191,714
All-Asset Conservative Strategy Fund	CSFB	Repurchase Agreements	$2,176,183
All-Asset Moderate Strategy Fund	CSFB	Repurchase Agreements	$3,245,423
Banking Fund	Citigroup, Inc.	Common Stocks	$430,808
	Bank of NY Mellon	Common Stocks	$269,773
	BB&T Corporation	Common Stocks	$221,411
	Deutsche Bank-RG	Common Stocks	$118,919
	Barclays PLC ADR	Common Stocks	$113,411
	UBS AG	Common Stocks	$107,315
	Credit Suisse Group-SPON	Common Stocks	$107,082
	CSFB	Repurchase Agreements	$60,946
Basic Materials Fund	CSFB	Repurchase Agreements	$270,945
Commodities Strategy Fund	Mizuho	Repurchase Agreements	$1,024,235
	HSBC Securities, Inc.	Repurchase Agreements	$1,024,035
	CSFB	Repurchase Agreements	$1,024,235
	Deutsche Bank AG	Repurchase Agreements	$1,024,035
Consumer Products Fund	CSFB	Repurchase Agreements	$82,725
Dow 2x Strategy Fund	CSFB	Repurchase Agreements	$2,583,196
	HSBC Securities, Inc.	Repurchase Agreements	$1,009,543
	Mizuho	Repurchase Agreements	$1,009,543
	Deutsche Bank AG	Repurchase Agreements	$1,009,543
Electronics Fund	CSFB	Repurchase Agreements	$19,632
Energy Fund	CSFB	Repurchase Agreements	$313,374
Energy Services Fund	CSFB	Repurchase Agreements	$111,818
Europe 1.25x Strategy Fund	Deutsche Bank AG	Common Stocks	$241,558
	UBS AG	Common Stocks	$188,140
	HSBC Holdings	Common Stocks	$394,893
	Barclays PLC ADR	Common Stocks	$162,843
	Mizuho	Repurchase Agreements	$1,047,236
	HSBC Securities, Inc.	Repurchase Agreements	$1,047,236
	CSFB	Repurchase Agreements	$1,047,236
	Deutsche Bank AG	Repurchase Agreements	$1,047,236

Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
Financial Services Fund	Citigroup Inc.	Common Stocks	$250,217
	Goldman Sachs Group Inc.	Common Stocks	$182,283
	Morgan Stanley	Common Stocks	$142,597
	Bank of NY Mellon	Common Stocks	$126,778
	BB&T Corporation	Common Stocks	$104,068
	Deutsche Bank AG	Common Stocks	$77,286
	CSFB	Repurchase Agreements	$100,381
Government Long Bond 1.2x Strategy Fund	Mizuho	Repurchase Agreements	$1,238,431
	HSBC Securities, Inc.	Repurchase Agreements	$1,238,431
	CSFB	Repurchase Agreements	$1,238,431
	Deutsche Bank AG	Repurchase Agreements	$1,238,431
Internet Fund	CSFB	Repurchase Agreements	$54,369
Inverse Dow 2x Strategy Fund	CSFB	Repurchase Agreements	$1,984,090
	HSBC Securities, Inc.	Repurchase Agreements	$464,198
	Mizuho	Repurchase Agreements	$464,198
	Deutsche Bank AG	Repurchase Agreements	$464,198
Inverse Government Long Bond Strategy Fund	Barclays	Repurchase Agreements	$4,764,529
	HSBC Securities, Inc.	Repurchase Agreements	$1,091,580
	Mizuho	Repurchase Agreements	$1,091,580
	CSFB	Repurchase Agreements	$1,091,580
	Deutsche Bank AG	Repurchase Agreements	$1,091,580
Inverse Mid-Cap Strategy Fund	CSFB	Repurchase Agreements	$601,239
	HSBC Securities, Inc.	Repurchase Agreements	$268,106
	Mizuho	Repurchase Agreements	$268,106
	Deutsche Bank AG	Repurchase Agreements	$268,106
Inverse NASDAQ-100® Strategy Fund	CSFB	Repurchase Agreements	$1,644,306
	HSBC Securities, Inc.	Repurchase Agreements	$1,076,475
	Mizuho	Repurchase Agreements	$1,076,475
	Deutsche Bank AG	Repurchase Agreements	$1,076,475
Inverse Russell 2000® Strategy Fund	CSFB	Repurchase Agreements	$915,883
	HSBC Securities, Inc.	Repurchase Agreements	$575,275
	Mizuho	Repurchase Agreements	$575,275
	Deutsche Bank AG	Repurchase Agreements	$575,275
Inverse S&P 500® Strategy Fund	CSFB	Repurchase Agreements	$2,171,810
	HSBC Securities, Inc.	Repurchase Agreements	$838,701
	Mizuho	Repurchase Agreements	$838,701
	Deutsche Bank AG	Repurchase Agreements	$838,701
Japan 2x Strategy Fund	Mizuho	Repurchase Agreements	$453,373
	HSBC Securities, Inc.	Repurchase Agreements	$453,373
	CSFB	Repurchase Agreements	$453,373
	Deutsche Bank AG	Repurchase Agreements	$453,373
Leisure Fund	CSFB	Repurchase Agreements	$59,011

Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
Global Managed Futures Strategy Fund	Mizuho	Repurchase Agreements	$1,104,882
	HSBC Securities, Inc.	Repurchase Agreements	$1,104,882
	CSFB	Repurchase Agreements	$1,104,882
	Deutsche Bank AG	Repurchase Agreements	$1,104,882
Mid-Cap 1.5x Strategy Fund	Mizuho	Repurchase Agreements	$617,760
	HSBC Securities, Inc.	Repurchase Agreements	$345,932
	CSFB	Repurchase Agreements	$345,932
	Deutsche Bank AG	Repurchase Agreements	$345,932
Multi-Hedge Strategies Fund	BB&T Corporation	Common Stocks	$48,730
	Citigroup, Inc.	Common Stocks	$(4,312)
	Morgan Stanley	Common Stocks	$(13,250)
	Bank of NY Mellon	Common Stocks	$(23,695)
	Mizuho	Repurchase Agreements	$760,206
	HSBC Securities, Inc.	Repurchase Agreements	$760,206
	CSFB	Repurchase Agreements	$760,206
	Deutsche Bank AG	Repurchase Agreements	$760,206
NASDAQ-100® 2x Strategy Fund	CSFB	Repurchase Agreements	$4,400,231
	HSBC Securities, Inc.	Repurchase Agreements	$1,358,277
	Mizuho	Repurchase Agreements	$1,358,277
	Deutsche Bank AG	Repurchase Agreements	$1,358,277
Nova Fund	Citigroup, Inc.	Common Stocks	$177,585
	Goldman Sachs Group, Inc.	Common Stocks	$86,231
	Bank of NY Mellon	Common Stocks	$45,977
	Morgan Stanley	Common Stocks	$40,458
	BB&T Corporation	Common Stocks	$31,177
Real Estate Fund	CSFB	Repurchase Agreements	$201,835
Retailing Fund	CSFB	Repurchase Agreements	$8,038
Russell 2000® 1.5x Strategy Fund	CSFB	Repurchase Agreements	$2,391,966
	HSBC Securities, Inc.	Repurchase Agreements	$1,086,505
	Mizuho	Repurchase Agreements	$1,086,505
	Deutsche Bank AG	Repurchase Agreements	$1,086,505
Russell 2000® 2x Strategy Fund	CSFB	Repurchase Agreements	$971,231
	HSBC Securities, Inc.	Repurchase Agreements	$101,188
	Mizuho	Repurchase Agreements	$101,188
	Deutsche Bank AG	Repurchase Agreements	$101,188
S&P 500® 2x Strategy Fund	Citigroup, Inc.	Common Stocks	$76,368
	Goldman Sachs Group, Inc.	Common Stocks	$38,140
	Bank of NY Mellon	Common Stocks	$20,226
	Morgan Stanley	Common Stocks	$17,954
	BB&T Corporation	Common Stocks	$13,827
	CSFB	Repurchase Agreements	$3,532,597
	HSBC Securities, Inc.	Repurchase Agreements	$1,066,374

Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
	Mizuho	Repurchase Agreements	$1,066,374
	Deutsche Bank AG	Repurchase Agreements	$1,066,374
S&P 500® Pure Growth Fund	CSFB	Repurchase Agreements	$302,884
S&P 500® Pure Value Fund	Citigroup, Inc.	Common Stocks	$272,331
	Goldman Sachs Group, Inc.	Common Stocks	$230,501
	Morgan Stanley	Common Stocks	$192,175
	BB&T Corporation	Common Stocks	$135,478
	CSFB	Repurchase Agreements	$187,167
S&P MidCap 400® Pure Growth Fund	CSFB	Repurchase Agreements	$171,380
S&P MidCap 400® Pure Value Fund	CSFB	Repurchase Agreements	$85,515
S&P SmallCap 600® Pure Growth Fund	CSFB	Repurchase Agreements	$36,964
S&P SmallCap 600® Pure Value Fund	CSFB	Repurchase Agreements	$1,064
Strengthening Dollar 2x Strategy Fund	CSFB	Repurchase Agreements	$632,417
	HSBC Securities, Inc.	Repurchase Agreements	$432,314
	Mizuho	Repurchase Agreements	$432,314
	Deutsche Bank AG	Repurchase Agreements	$432,314
Technology Fund	CSFB	Repurchase Agreements	$94,415
Telecommunications Fund	CSFB	Repurchase Agreements	$25,773
Transportation Fund	CSFB	Repurchase Agreements	$160,710
U.S. Government Money Market Fund	Mizuho	Repurchase Agreements	$17,077,003
	HSBC Securities, Inc.	Repurchase Agreements	$17,077,003
	CSFB	Repurchase Agreements	$17,077,003
	Deutsche Bank AG	Repurchase Agreements	$17,077,003
U.S. Long Short Momentum Fund	CSFB	Repurchase Agreements	$12,691,594
Weakening Dollar 2x Strategy Fund	CSFB	Repurchase Agreements	$333,317
	HSBC Securities, Inc.	Repurchase Agreements	$240,354
	Mizuho	Repurchase Agreements	$240,354
	Deutsche Bank AG	Repurchase Agreements	$240,354

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor, and Rydex Fund Services, LLC (the “Servicer”). The Board is responsible for generally overseeing the Trust’s service providers. The Board has formed a Risk Oversight Committee to focus, in part, on the oversight of the risk management performed by the Trust’s service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the oversight of the Board, the Risk Oversight Committee, and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s operations and, consequently, for managing the risks associated with that activity. The Board periodically emphasizes to the Funds’ service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of each fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund.  Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board, the Risk Oversight Committee and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to each Fund’s investment restrictions and compliance with Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund’s investments in other investment companies, if any. The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively.  Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board, the Risk Oversight Committee, and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk.  Most of each Fund’s investment management and business affairs are carried out by or through each Fund’s Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.  Unless otherwise noted, the business address of each Trustee and Officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an “independent Trustee.”  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Interested Trustees
Donald C. Cacciapaglia* (61)	Trustee from 2012 to present.	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and	217	None.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
		Chief Administrative Officer from February 2010 to present; and Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010.
Independent Trustees
Corey A. Colehour (67)	Trustee from 1998 to present; Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	146	None.
J. Kenneth Dalton (72)	Trustee from 1998 to present; Member and Chairman of the Audit Committee from 1998 to present; Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	146	Trustee of Epiphany Funds (5) since 2009.
John O. Demaret (73)	Trustee from 1998 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	146	None.
Werner E. Keller (72)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the	Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present.	146	None.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
	Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.
Thomas F. Lydon, Jr. (53)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	President of Global Trends Investments (registered investment adviser) from 1996 to present.	146	Board of Directors of US Global Investors (GROW) since April 1995.
Patrick T. McCarville (70)	Trustee from 1998 to present; Member of the Audit Committee from 1998 to present; and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010.	146	None.
Roger Somers (68)	Trustee from 1998 to present; Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Founder and Chief Executive Officer of Arrow Limousine from 1962 to present.	146	None.
Officers
Donald C. Cacciapaglia (61)	President from 2012 to present.	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; and Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010.	217	None.
Michael P. Byrum (42)	Vice President from 1999 to	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice	146	Not Applicable.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
present.

President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC.

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010) and Secretary (2002-2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); and Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), and Secretary (2002-2010); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008); Advisor Research Center, Inc., Secretary (2006-2009); and Rydex Specialized Products, LLC, Secretary (2005-2008).

Nick Bonos (49)	Vice President and Treasurer from 2003 to present.

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund, and Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC.

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009).

			146	Not Applicable.
Elisabeth Miller (44)	Chief Compliance Officer from 2012 to present.	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap	146	Not Applicable.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, Guggenheim Distributors, LLC, and Security Investors, LLC.

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004-2009).

Joseph M. Arruda (46)	Assistant Treasurer from 2006 to present.	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC. Previous: Vice President, Security Global Investors, LLC (2010-2011), Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) (2004-2011), and Rydex Advisors II, LLC (f/ka/ PADCO Advisors II, Inc.) (2004-2011).	146	Not Applicable.
Amy J. Lee (51) One Security Benefit Place Topeka, Kansas 66636-0001	Vice President from 2009 to present and Secretary from February 2012 to present.

Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary and Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Series Funds, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC.

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Senior Vice President and Secretary, Security Global Investors, LLC (2007-2011), Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) (2010-2011), and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010-2011).

			146	Not Applicable.

*                                   Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.

**                            The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust.  The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust’s financial statements; and other audit related matters.  Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

Governance Committee.  The Board has a standing Governance Committee that operates under a written charter approved by the Board.  The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust.  Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee.  The Governance Committee met once during the most recently completed fiscal year.

Nominating Committee.  The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board.  The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members.  Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee.   The Nominating Committee did not meet during the most recently completed fiscal year.

Risk Oversight Committee. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. The Risk Oversight Committee met twice during the most recently completed fiscal year.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Operating Officer of the Advisor and of Guggenheim’s investment management business. Most recently he was Chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company.  From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber’s Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank’s Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., including Chief Operating Officer and Senior Managing Director of Investment Banking, Senior Managing Director of Global Fixed Income Research and Analytics and Managing Director of the Western Institutional Region for sales and trading in San Francisco. Mr. Cacciapaglia was a Senior Analyst with the Federal Reserve Bank of New York from 1973-1977. Licenses: Series 7, 63, 8, 3 and 24.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1998 and his prior experience working in the financial services industry.  Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1998.  In addition to his experience as a Trustee of, and his extensive institutional knowledge of, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF

Trust, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice President of Schield Management Company, an SEC registered investment adviser.  Mr. Colehour’s significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1998 and his extensive knowledge of the banking and financial services industry.  Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1998, as a member of the Nominating and Governance Committees since 1998, and as a member of the Risk Oversight Committee since 2010.  The expertise Mr. Dalton developed during his more than twenty-nine (29) years in the mortgage and banking industries, including positions as President of CRAM Mortgage Service, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds’ investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise.  Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1998 and his experience as Chairman of the Board since 2006.  Mr. Demaret also has served as a member of the Audit Committee since 1998 and member of the Risk Oversight Committee since 2010.  As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board.  In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice.  Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry.  Mr. Keller also has served as a member of the Audit, Governance, and Nominating Committees since 2005.  In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee.  In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investment adviser.  He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics.  Mr. Keller’s service as a Trustee, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry.  Mr. Lydon also has served as a member of the Audit, Governance, and Nominating Committees since 2005.  In addition to his experience as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996.  Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF

Trends, a website specializing in daily news and commentary about the ETF industry.  He has also authored two books about ETFs.  Based on his experience as a Trustee, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. McCarville also has served as a member of the Audit Committee since 1998 and as the Chairman of the Governance and Nominating Committees since 1998.  Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years.  Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution.  Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1998.  Mr. Somers has extensive business experience as the founder and president of a transportation company.  Due to his business experience and experience serving as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Somers is very knowledgeable about the financial services industry.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares (1)	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee (1),(2)
Interested Trustees
Donald C. Cacciapaglia	None	None	None
Independent Trustees
Corey A. Colehour	None	None	$10,001 - $50,000
J. Kenneth Dalton	None	None	$50,001 - $100,000
John O. Demaret	None	None	Over $100,000
Thomas F. Lydon, Jr.	None	None	None
Werner E. Keller	None	None	$50,001 - $100,000
Patrick T. McCarville	None	None	$50,001 - $100,000
Roger J. Somers	None	None	None

(1)                           Information provided is as of December 31, 2012.

(2)                           Includes the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

Board Compensation.  The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2012:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1)
Interested Trustees
Donald C. Cacciapaglia	$0	$0	$0	$0
Independent Trustees
Corey A. Colehour	$13,600	$0	$0	$159,000
J. Kenneth Dalton	$15,300	$0	$0	$179,000
John O. Demaret	$18,700	$0	$0	$219,000
Patrick T. McCarville	$14,500	$0	$0	$169,000
Roger J. Somers	$13,600	$0	$0	$159,000
Werner E. Keller	$15,300	$0	$0	$179,000
Thomas F. Lydon, Jr.	$13,600	$0	$0	$159,000

(1)                     Represents total compensation for service as Trustee of the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

Code of Ethics

The Board has adopted a Combined Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act.  The Advisor, Servicer and Distributor are also covered by the Code of Ethics.  The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees (“access persons”).  Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings.  The Code of Ethics is on file with the SEC and is available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. When voting proxies, the Advisor seeks to act solely in the best interest of each Fund and has adopted proxy policies, procedures and voting guidelines to assist in this endeavor.  The Advisor’s proxy voting policies, procedures and voting guidelines are summarized below.

The Advisor utilizes the services of an outside proxy voting firm, ISS/RiskMetrics (“ISS”), to vote proxies and generally act as agent for the proxy process, to maintain proxy voting records, and to provide independent research on corporate governance, proxy and corporate responsibility issues.   With certain exceptions, ISS will vote proxies on behalf of the Advisor and the Funds in accordance with the Advisor’s proxy voting guidelines.  The Advisor periodically reviews its proxy voting guidelines and updates them as necessary to reflect new issues and any changes in its policies on specific issues.

A proxy may not be voted in accordance with the proxy voting guidelines if (i) it concerns a proposal that is not addressed by the proxy voting guidelines or (ii) it is a proposal for which the Advisor has indicated that a decision will be made on a case-by-case basis.  Any such proposal will be referred to the investment team responsible for the management of the affected Fund.  If the investment team determines that the proposal does not pose a material conflict of interest, the proposal will be voted in accordance with the investment team’s recommendation.  If it is determined that a conflict of interest may exist, the investment team will consult with a committee composed of persons from the investment teams, compliance and legal, as necessary, to determine how best to vote the proxy.  In such instances, the Advisor may vote the proxy in any of the following manners: (i) by referring the proxy proposal to the client, (ii) by disclosing to the client any potential conflict of interest and obtaining client ratification of the proxy vote, (iii) by using an independent third party to vote the proxy proposal, and (iv) by abstaining.  The method selected by the Advisor to resolve any potential conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Where a proxy proposal pertains to a security on loan pursuant to a Fund’s securities lending arrangement, the Advisor will refrain from voting such securities where the costs to the Fund or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting.   Additionally, for any Fund structured as a fund of funds, the Advisor will vote the Fund’s shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called “mirror” or “echo” voting).  With regard to voting proxies of foreign companies, the Advisor may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

The Trust annually discloses its complete proxy voting record on Form N-PX.  A complete copy of the Advisor’s Proxy Voting Policy and the Trust’s most recent Form N-PX are available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement

Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust.  The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is a subsidiary of Security Benefit Corporation, which is wholly-owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $170 billion in assets under supervision. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

Pursuant to an investment advisory agreement between the Trust and the Advisor dated March 1, 2012, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust.  Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts.  The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor.  Pursuant to the Advisory Agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following advisory fees to the Advisor:

Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended 2010	Advisory Fees Paid for Fiscal Year Ended 2011	Advisory Fees Paid for Fiscal Year Ended 2012
Dow 2x Strategy Fund	05/03/04	0.90%	$107,390	$124,798	$127,826
NASDAQ-100® 2x Strategy Fund	10/01/01	0.90%	$237,057	$242,184	$301,922
Russell 2000® 2x Strategy Fund	10/27/06	0.90%	$34,262	$44,600	$43,154
S&P 500® 2x Strategy Fund	10/01/01	0.90%	$162,720	$161,463	$192,922
Inverse Dow 2x Strategy Fund	05/03/04	0.90%	$156,064	$103,417	$76,080
Inverse NASDAQ-100® 2x Strategy Fund	*	0.90%	**	**	**
Inverse Russell 2000® 2x Strategy Fund	*	0.90%	**	**	**
Inverse S&P 500® 2x Strategy Fund	*	0.90%	**	**	**
Inverse Mid-Cap Strategy Fund	05/03/04	0.90%	$35,256	$16,206	$12,806
Inverse NASDAQ-100® Strategy Fund	05/21/01	0.90%	$132,852	$75,628	$61,315
Inverse Russell 2000® Strategy Fund	05/03/04	0.90%	$86,045	$60,125	$35,897
Inverse S&P 500® Strategy Fund	06/09/97	0.90%	$347,532	$198,424	$161,682
Mid-Cap 1.5x Strategy Fund	10/01/01	0.90%	$129,055	$133,793	$104,683
Nova Fund	05/07/97	0.75%	$301,873	$199,201	$202,377
NASDAQ-100® Fund	05/07/97	0.75%	$358,536	$375,779	$396,264
Russell 2000® Fund	*	0.75%	**	**	**
Russell 2000® 1.5x Strategy Fund	10/01/01	0.90%	$128,598	$117,519	$100,259
S&P 500® Fund	*	0.75%	**	**	**
S&P 500® Pure Growth Fund	05/03/04	0.75%	$226,170	$353,064	$253,451
S&P 500® Pure Value Fund	05/03/04	0.75%	$209,873	$246,023	$190,857
S&P MidCap 400® Pure Growth Fund	05/03/04	0.75%	$283,208	$335,722	$197,718
S&P MidCap 400® Pure Value Fund	05/03/04	0.75%	$184,951	$117,779	$111,832
S&P SmallCap 600® Pure Growth Fund	05/03/04	0.75%	$114,125	$157,103	$127,118
S&P SmallCap 600® Pure Value Fund	05/03/04	0.75%	$163,053	$85,711	$83,049
Banking Fund	05/02/01	0.85%	$59,715	$27,000	$59,847
Basic Materials Fund	05/02/01	0.85%	$292,758	$258,710	$129,696
Biotechnology Fund	05/02/01	0.85%	$140,356	$126,119	$198,273

Fund Name	Fund Inception Date	Advisory Fee		Advisory Fees Paid for Fiscal Year Ended 2010		Advisory Fees Paid for Fiscal Year Ended 2011		Advisory Fees Paid for Fiscal Year Ended 2012
Consumer Products Fund	05/29/01	0.85%		$154,395		$155,208		$161,095
Electronics Fund	08/03/01	0.85%		$106,064		$70,185		$34,833
Energy Fund	05/29/01	0.85%		$283,935		$356,598		$230,309
Energy Services Fund	05/02/01	0.85%		$263,946		$304,631		$157,432
Financial Services Fund	07/20/01	0.85%		$93,973		$54,640		$61,773
Health Care Fund	06/19/01	0.85%		$162,740		$150,173		$152,539
Internet Fund	05/24/01	0.85%		$126,734		$81,968		$48,083
Leisure Fund	05/22/01	0.85%		$113,298		$64,065		$80,260
Precious Metals Fund	05/29/97	0.75%		$624,743		$649,891		$434,904
Retailing Fund	07/23/01	0.85%		$102,838		$69,945		$93,680
Technology Fund	05/02/01	0.85%		$202,492		$125,144		$89,404
Telecommunications Fund	07/27/01	0.85%		$57,519		$35,956		$32,133
Transportation Fund	06/11/01	0.85%		$102,720		$62,523		$46,936
Utilities Fund	05/02/01	0.85%		$150,518		$165,839		$169,338
Europe 1.25x Strategy Fund	10/01/01	0.90%		$102,282		$73,755		$64,698
Japan 2x Strategy Fund	10/01/01	0.75%		$50,491		$38,851		$18,784
Commodities Strategy Fund	09/30/05	0.75%		$116,557	(2)	$116,088	(2)	$72,189	(2)
Managed Commodities Strategy Fund	*	0.90%		**	(2)	**	(2)	**	(2)
Strengthening Dollar 2x Strategy Fund	09/30/05	0.90%		$92,729		$44,325		$41,036
Weakening Dollar 2x Strategy Fund	09/30/05	0.90%		$32,220		$34,727		$18,800
Real Estate Fund	10/01/01	0.85%		$283,233		$183,133		$206,614
U.S. Long Short Momentum Fund	05/01/02	0.90%		$533,432		$423,146		$349,215
Government Long Bond 1.2x Strategy Fund	08/18/97	0.50%		$222,136		$183,917		$244,779
Inverse Government Long Bond Strategy Fund	05/01/03	0.90%		$167,762		$138,822		$150,507
High Yield Strategy Fund	*	0.75%		**		**		**
Inverse High Yield Strategy Fund	*	0.75%		**		**		**
Multi-Hedge Strategies Fund	11/29/05	1.15%		$248,052	(2)	$205,140	(2)	$231,902	(2)
Global Managed Futures Strategy Fund	11/07/08	0.90%		$195,175	(2)	$138,297	(2)	$109,807	(2)
All-Asset Strategy Conservative Fund	10/27/06	0.00	%(1)	$0	(1)	$0	(1)	$0	(1)
All-Asset Strategy Moderate Fund	10/27/06	0.00	%(1)	$0	(1)	$0	(1)	$0	(1)
All-Asset Strategy Aggressive Fund	10/27/06	0.00	%(1)	$0	(1)	$0	(1)	$0	(1)
Money Market Fund(3)	05/07/97	0.50%		$0		$0		$0

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
(1)

The Advisor receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying Funds’ investment advisory fees and expense limitations, please see the Prospectus and applicable sections of this SAI. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds’ advisory fees.

(2)

The Advisor has contractually agreed to waive the management fee it receives from the Global Managed Futures Strategy Fund, Managed Commodities Strategy Fund, Commodities Strategy Fund and Multi-Hedge Strategies Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary. For the fiscal years ended December 31, 2010, 2011 and 2012, the Global Managed Futures Strategy CFC paid advisory fees in the amounts of $20,585, $16,887 and $6,408. For the fiscal years ended December 31, 2010, 2011 and 2012, the Commodities Strategy CFC paid advisory fees in the amounts of $13,352, $18,268 and $10,626, respectively. For the fiscal years ended December 31, 2010, 2011 and 2012, the Multi-Hedge Strategies CFC paid advisory fees in the amounts of $26,208, $20,116 and $16,932, respectively. As of the date of this SAI, the Managed Commodities Strategy Fund has not yet commenced operations.

(3)

The Advisor may reimburse expenses or waive fees for the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by the Advisor. The advisory fees paid by the Fund reflected in the above chart, are net of any such waiver or reimbursement. For the fiscal years ended December 31, 2010, 2011 and 2012, the Advisor reimbursed expenses and/or waived fees of the Fund in the amounts of $1,298,431, $1,452,584, and $844,789, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

For the Global Managed Futures Strategy Fund, Managed Commodities Strategy Fund, Commodities Strategy Fund and Multi-Hedge Strategies Fund, each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio.  The Advisor has contractually agreed to waive the management fee it receives from the Funds in an amount equal to the management fee paid to the Advisor by each Subsidiary.  This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries.  The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael P. Byrum	140	$11,956	0	$0	1	$88 Million
Michael Dellapa	117	$5,702	0	$0	0	None
Jayson Flowers	4	$274	$5	$273	1	3.2 Million
Ryan Harder	140	$11,956	0	$0	1	$88 Million
B. Scott Minerd	15	$2,394	4	$2,497	21	$58,440 Million
Larry Shank	2	$148	0	$0	0	None

(1)           Information provided is as of December 31, 2012.

The following table identifies the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael P. Byrum	0	$0	0	$0	0	None
Michael Dellapa	0	$0	0	$0	0	None
Jayson Flowers	1	Less than $5 Million	0	$0	0	None
Ryan Harder	0	$0	0	$0	0	None
B. Scott Minerd	1	Less than $5 Million	2	$2,448	0	None
Larry Shank	0	$0	0	$0	0	None

(1)           Information provided is as of December 31, 2012.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as one of the Funds.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation.  The Advisor compensates portfolio management staff for their management of each Fund’s portfolio.  Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts.  The

Advisor’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments.  The Advisor’s deferred compensation program includes equity that vests over a period of years.  All employees of the Advisor are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund he manages as of the Trust’s most recently completed fiscal year end. Unless noted below, the portfolio managers did not own shares of the Funds as of December 31, 2012.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned
Michael P. Byrum	None	None
Michael Dellapa	None	None
Jayson Flowers	None	None
Ryan Harder	None	None
Scott Minerd	None	None
Larry Shank	None	None

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws.  The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund’s shareholders.  The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.  Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the Government Long Bond 1.2x Strategy and Money Market Funds, which have an annual rate of 0.20% of the daily net assets of the Funds.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following service fees to the Servicer:

Fund Name	Fund Inception Date	Administrative Service Fees Paid For the Fiscal Year Ended 2010	Administrative Service Fees Paid For the Fiscal Year Ended 2011	Administrative Service Fees Paid For the Fiscal Year Ended 2012
Dow 2x Strategy Fund	05/03/04	$29,830	$34,666	$35,507
NASDAQ-100® 2x Strategy Fund	10/01/01	$65,849	$67,273	$83,867
Russell 2000® 2x Strategy Fund	10/27/06	$9,517	$12,389	$11,987
S&P 500® 2x Strategy Fund	10/01/01	$45,200	$44,851	$53,589
Inverse Dow 2x Strategy Fund	05/03/04	$43,351	$28,727	$21,133
Inverse NASDAQ-100® 2x Strategy Fund	*	**	**	**
Inverse Russell 2000® 2x Strategy Fund	*	**	**	**
Inverse S&P 500® 2x Strategy Fund	*	**	**	**
Inverse Mid-Cap Strategy Fund	05/03/04	$9,793	$4,502	$3,557
Inverse NASDAQ-100® Strategy Fund	05/21/01	$36,903	$21,008	$17,032
Inverse Russell 2000® Strategy Fund	05/03/04	$23,901	$16,701	$9,971
Inverse S&P 500® Strategy Fund	06/09/97	$96,537	$55,118	$44,912
Mid-Cap 1.5x Strategy Fund	10/01/01	$35,849	$37,165	$29,078
Nova Fund	05/07/97	$100,624	$66,401	$67,459
NASDAQ-100® Fund	05/07/97	$119,512	$125,260	$132,088
Russell 2000® Fund	*	**	**	**
Russell 2000® 1.5x Strategy Fund	10/01/01	$35,722	$32,644	$27,850
S&P 500® Fund	*	**	**	**
S&P 500® Pure Growth Fund	05/03/04	$75,390	$117,688	$84,484
S&P 500® Pure Value Fund	05/03/04	$69,958	$82,008	$63,619
S&P MidCap 400® Pure Growth Fund	05/03/04	$94,403	$111,908	$65,906
S&P MidCap 400® Pure Value Fund	05/03/04	$61,650	$39,260	$37,277
S&P SmallCap 600® Pure Growth Fund	05/03/04	$38,042	$52,368	$42,372
S&P SmallCap 600® Pure Value Fund	05/03/04	$54,351	$28,570	$27,683
Banking Fund	05/02/01	$17,563	$7,941	$17,602
Basic Materials Fund	05/02/01	$86,105	$76,091	$38,146
Biotechnology Fund	05/02/01	$41,281	$37,094	$58,316
Consumer Products Fund	05/29/01	$45,410	$45,650	$47,381
Electronics Fund	08/03/01	$31,195	$20,642	$10,245
Energy Fund	05/29/01	$83,510	$104,882	$67,738
Energy Services Fund	05/02/01	$77,631	$89,597	$46,304
Financial Services Fund	07/20/01	$27,639	$16,070	$18,168
Health Care Fund	06/19/01	$47,865	$44,168	$44,864
Internet Fund	05/24/01	$37,275	$24,108	$14,142
Leisure Fund	05/22/01	$33,323	$18,843	$23,606

Fund Name	Fund Inception Date	Administrative Service Fees Paid For the Fiscal Year Ended 2010	Administrative Service Fees Paid For the Fiscal Year Ended 2011	Administrative Service Fees Paid For the Fiscal Year Ended 2012
Precious Metals Fund	05/29/97	$208,248	$216,631	$144,968
Retailing Fund	07/23/01	$30,246	$20,572	$27,553
Technology Fund	05/02/01	$59,556	$36,807	$26,295
Telecommunications Fund	07/27/01	$16,917	$10,575	$9,451
Transportation Fund	06/11/01	$30,212	$18,389	$13,805
Utilities Fund	05/02/01	$44,270	$48,776	$49,805
Europe 1.25x Strategy Fund	10/01/01	$28,412	$20,488	$17,972
Japan 2x Strategy Fund	10/01/01	$16,830	$12,950	$6,261
Commodities Strategy Fund	09/30/05	$38,872	$38,783	$24,063
Managed Commodities Strategy Fund	*	**	**	**
Strengthening Dollar 2x Strategy Fund	09/30/05	$25,758	$12,312	$11,399
Weakening Dollar 2x Strategy Fund	09/30/05	$8,950	$9,647	$5,222
Real Estate Fund	10/01/01	$83,304	$53,862	$60,769
U.S. Long Short Momentum Fund	05/01/02	$148,175	$117,541	$97,004
Government Long Bond 1.2x Strategy Fund	08/18/97	$88,855	$73,568	$97,912
Inverse Government Long Bond Strategy Fund	05/01/03	$46,601	$38,562	$41,808
High Yield Strategy Fund	*	**	**	**
Inverse High Yield Strategy Fund	*	**	**	**
Multi-Hedge Strategies Fund(1)	11/29/05	$0	$0	$0
Global Managed Futures Strategy Fund	11/07/08	$54,215	$38,416	$30,502
All-Asset Strategy Conservative Fund(2)	10/27/06	$0	$0	$0
All-Asset Strategy Moderate Fund(2)	10/27/06	$0	$0	$0
All-Asset Strategy Aggressive Fund(2)	10/27/06	$0	$0	$0
Money Market Fund(3)	05/07/97	$0	$0	$0

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
(1)

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(2)

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund Fees and Expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3)

The Servicer may reimburse expenses or waive fees for the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Rydex Fund Services, LLC. The administrative fees paid by the Fund reflected in the above chart, are net of any such waiver or reimbursement. For the fiscal years ended December 31, 2010, 2011 and 2012, the Servicer reimbursed expenses and/or waived fees of the Fund in the amounts of $611,874, $555,743, and $355,599, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time.  There is no guarantee that the Fund will be able to avoid a negative yield.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds.  Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following accounting service fees to the Servicer:

Fund Name	Fund Inception Date	Accounting Service Fees Paid for the Fiscal Year Ended 2010	Accounting Service Fees Paid for the Fiscal Year Ended 2011	Accounting Service Fees Paid for the Fiscal Year Ended 2012
Dow 2x Strategy Fund	05/03/04	$11,932	$13,866	$14,203
NASDAQ-100® 2x Strategy Fund	10/01/01	$26,339	$26,909	$33,546
Russell 2000® 2x Strategy Fund	10/27/06	$3,807	$4,955	$4,795
S&P 500® 2x Strategy Fund	10/01/01	$18,080	$17,940	$21,435
Inverse Dow 2x Strategy Fund	05/03/04	$17,340	$11,491	$8,453
Inverse NASDAQ-100® 2x Strategy Fund	*	**	**	**
Inverse Russell 2000® 2x Strategy Fund	*	**	**	**
Inverse S&P 500® 2x Strategy Fund	*	**	**	**
Inverse Mid-Cap Strategy Fund	05/03/04	$3,917	$1,800	$1,423
Inverse NASDAQ-100® Strategy Fund	05/21/01	$14,761	$8,403	$6,813
Inverse Russell 2000® Strategy Fund	05/03/04	$9,560	$6,680	$3,988
Inverse S&P 500® Strategy Fund	06/09/97	$38,614	$22,047	$17,965
Mid-Cap 1.5x Strategy Fund	10/01/01	$14,339	$14,866	$11,631
Nova Fund	05/07/97	$40,249	$26,560	$26,983
NASDAQ-100® Fund	05/07/97	$47,804	$50,103	$52,834
Russell 2000® Fund	*	**	**	**
Russell 2000® 1.5x Strategy Fund	10/01/01	$14,289	$13,058	$11,140
S&P 500® Fund	*	**	**	**
S&P 500® Pure Growth Fund	05/03/04	$30,156	$47,704	$33,793
S&P 500® Pure Value Fund	05/03/04	$27,983	$32,803	$25,447
S&P MidCap 400® Pure Growth Fund	05/03/04	$37,761	$44,763	$26,362
S&P MidCap 400® Pure Value Fund	05/03/04	$24,660	$15,704	$14,911

Fund Name	Fund Inception Date	Accounting Service Fees Paid for the Fiscal Year Ended 2010	Accounting Service Fees Paid for the Fiscal Year Ended 2011	Accounting Service Fees Paid for the Fiscal Year Ended 2012
S&P SmallCap 600® Pure Growth Fund	05/03/04	$15,216	$20,947	$16,949
S&P SmallCap 600® Pure Value Fund	05/03/04	$21,741	$11,428	$11,073
Banking Fund	05/02/01	$7,025	$3,176	$7,041
Basic Materials Fund	05/02/01	$34,442	$30,436	$15,258
Biotechnology Fund	05/02/01	$16,512	$14,837	$23,326
Consumer Products Fund	05/29/01	$18,164	$18,260	$18,952
Electronics Fund	08/03/01	$12,478	$8,257	$4,098
Energy Fund	05/29/01	$33,404	$41,952	$27,095
Energy Services Fund	05/02/01	$31,052	$35,839	$18,521
Financial Services Fund	07/20/01	$11,056	$6,428	$7,267
Health Care Fund	06/19/01	$19,146	$17,667	$17,945
Internet Fund	05/24/01	$14,910	$9,643	$5,657
Leisure Fund	05/22/01	$13,329	$7,537	$9,442
Precious Metals Fund	05/29/97	$83,298	$86,651	$57,986
Retailing Fund	07/23/01	$12,098	$8,229	$11,021
Technology Fund	05/02/01	$23,822	$14,723	$10,518
Telecommunications Fund	07/27/01	$6,767	$4,230	$3,780
Transportation Fund	06/11/01	$12,085	$7,355	$5,522
Utilities Fund	05/02/01	$17,707	$19,510	$19,922
Europe 1.25x Strategy Fund	10/01/01	$11,365	$8,195	$7,189
Japan 2x Strategy Fund	10/01/01	$6,732	$5,180	$2,504
Commodities Strategy Fund	09/30/05	$15,549	$15,513	$9,625
Managed Commodities Strategy Fund	*	**	**	**
Strengthening Dollar 2x Strategy Fund	09/30/05	$10,303	$4,925	$4,560
Weakening Dollar 2x Strategy Fund	09/30/05	$3,580	$3,859	$2,089
Real Estate Fund	10/01/01	$33,321	$21,545	$24,307
U.S. Long Short Momentum Fund	05/01/02	$59,270	$47,016	$38,801
Government Long Bond 1.2x Strategy Fund	08/18/97	$44,427	$36,783	$48,955
Inverse Government Long Bond Strategy Fund	05/01/03	$18,640	$15,425	$16,723
High Yield Strategy Fund	*	**	**	**
Inverse High Yield Strategy Fund	*	**	**	**
Multi-Hedge Strategies Fund(1)	11/29/05	$0	$0	$0
Global Managed Futures Strategy Fund	11/07/08	$21,686	$15,366	$12,201
All-Asset Strategy Conservative Fund(2)	10/27/06	$0	$0	$0
All-Asset Strategy Moderate Fund(2)	10/27/06	$0	$0	$0
All-Asset Strategy Aggressive Fund(2)	10/27/06	$0	$0	$0

Fund Name	Fund Inception Date	Accounting Service Fees Paid for the Fiscal Year Ended 2010	Accounting Service Fees Paid for the Fiscal Year Ended 2011	Accounting Service Fees Paid for the Fiscal Year Ended 2012
Money Market Fund(3)	05/07/97	$23,346	$658	$2,613

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
(1)

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(2)

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3)

The Servicer may reimburse expenses or waive fees for the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Rydex Fund Services, LLC. The accounting service fees paid by the Fund reflected in the above chart are net of any such waiver or reimbursement. For the fiscal years ended December 31, 2010, 2011 and 2012, the Servicer reimbursed expenses and/or waived fees of the Fund in the amounts of $217,076, $218,609, and $139,625, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

Distribution

Pursuant to a distribution agreement between the Trust and the Distributor dated March 1, 2012 (the “Distribution Agreement”), Guggenheim Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust.  The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds.  The Distributor is an affiliate of the Advisor.

Investor Services Plan

Pursuant to an Investor Services Plan dated December 31, 1998, the Distributor directly, or indirectly through other service providers determined by the Distributor (“Service Providers”), provides investor services to owners of Contracts who, indirectly through insurance company separate accounts, invest in shares of the Funds (“Investors”).  Investor services include some or all of the following:  printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors (“Financial Advisors”); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to:  (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds’ portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds’ investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding 0.25% of the Funds’ average daily net assets.  The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services.  The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

For the fiscal year ended December 31, 2012, the Funds paid the following fees pursuant to the Investor Services Plan:

Fund Name	Fund Inception Date	Investor Service Fees Paid (%)	Investor Service Fees Paid ($)
Dow 2x Strategy Fund	05/03/04	0.25%	$35,507
NASDAQ-100® 2x Strategy Fund	10/01/01	0.25%	$83,867
Russell 2000® 2x Strategy Fund	10/27/06	0.25%	$11,987
S&P 500® 2x Strategy Fund	10/01/01	0.25%	$53,589
Inverse Dow 2x Strategy Fund	05/03/04	0.25%	$21,133
Inverse NASDAQ-100® 2x Strategy Fund	*	0.25%	**
Inverse Russell 2000® 2x Strategy Fund	*	0.25%	**
Inverse S&P 500® 2x Strategy Fund	*	0.25%	**
Inverse Mid-Cap Strategy Fund	05/03/04	0.25%	$3,557
Inverse NASDAQ-100® Strategy Fund	05/21/01	0.25%	$17,032
Inverse Russell 2000® Strategy Fund	05/03/04	0.25%	$9,971
Inverse S&P 500® Strategy Fund	06/09/97	0.25%	$44,912
Mid-Cap 1.5x Strategy Fund	10/01/01	0.25%	$29,078
Nova Fund	05/07/97	0.25%	$67,459
NASDAQ-100® Fund	05/07/97	0.25%	$132,088
Russell 2000® Fund	*	0.25%	**
Russell 2000® 1.5x Strategy Fund	10/01/01	0.25%	$27,850
S&P 500® Fund	*	0.25%	**
S&P 500® Pure Growth Fund	05/03/04	0.25%	$84,484
S&P 500® Pure Value Fund	05/03/04	0.25%	$63,619
S&P MidCap 400® Pure Growth Fund	05/03/04	0.25%	$65,906
S&P MidCap 400® Pure Value Fund	05/03/04	0.25%	$37,277
S&P SmallCap 600® Pure Growth Fund	05/03/04	0.25%	$42,372
S&P SmallCap 600® Pure Value Fund	05/03/04	0.25%	$27,683
Banking Fund	05/02/01	0.25%	$17,602
Basic Materials Fund	05/02/01	0.25%	$38,146
Biotechnology Fund	05/02/01	0.25%	$58,316
Consumer Products Fund	05/29/01	0.25%	$47,381
Electronics Fund	08/03/01	0.25%	$10,245
Energy Fund	05/29/01	0.25%	$67,738
Energy Services Fund	05/02/01	0.25%	$46,304
Financial Services Fund	07/20/01	0.25%	$18,168
Health Care Fund	06/19/01	0.25%	$44,864
Internet Fund	05/24/01	0.25%	$14,142
Leisure Fund	05/22/01	0.25%	$23,606
Precious Metals Fund	05/29/97	0.25%	$144,968
Retailing Fund	07/23/01	0.25%	$27,553
Technology Fund	05/02/01	0.25%	$26,295
Telecommunications Fund	07/27/01	0.25%	$9,451
Transportation Fund	06/11/01	0.25%	$13,805
Utilities Fund	05/02/01	0.25%	$49,805
Europe 1.25x Strategy Fund	10/01/01	0.25%	$17,972
Japan 2x Strategy Fund	10/01/01	0.25%	$6,261
Commodities Strategy Fund	09/30/05	0.25%	$24,063
Managed Commodities Strategy Fund	*	0.25%	**
Strengthening Dollar 2x Strategy Fund	09/30/05	0.25%	$11,399

Fund Name	Fund Inception Date	Investor Service Fees Paid (%)	Investor Service Fees Paid ($)
Weakening Dollar 2x Strategy Fund	09/30/05	0.25%	$5,222
Real Estate Fund	10/01/01	0.25%	$60,769
U.S. Long Short Momentum Fund	05/01/02	0.25%	$97,004
Government Long Bond 1.2x Strategy Fund	08/18/97	0.25%	$122,389
Inverse Government Long Bond Strategy Fund	05/01/03	0.25%	$41,808
High Yield Strategy Fund	*	0.25%	**
Inverse High Yield Strategy Fund	*	0.25%	**
Multi-Hedge Strategies Fund(1)	11/29/05	0.25%	$0
Global Managed Futures Strategy Fund	11/07/08	0.25%	$30,502
All-Asset Strategy Conservative Fund(2)	10/27/06	0.25%	$0
All-Asset Strategy Moderate Fund(2)	10/27/06	0.25%	$0
All-Asset Strategy Aggressive Fund(2)	10/27/06	0.25%	$0
Money Market Fund(3)	05/07/97	0.25%	$0

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
(1)

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(2)

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3)

The Advisor may reimburse expenses or waive fees for the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by the Advisor. The investor services fees paid by the Fund reflected in the above chart are net of any such waiver or reimbursement. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans).  Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Trust:

Financial Intermediary	Payments During Last Fiscal Year
Jefferson National Securities Corporation	$238,030
Keyport	$1,205
Keyport Benefit	$216
GE Life	$6,474
Lincoln Benefit	$4,017
Security Benefit Corporation	$1,045,439
Sun Life	$853
Nationwide	$845,054
SAGE Life	$885
Penn Mutual	$220
Phoenix Life	$6,911
Integrity Life	$4,689
National Integrity	$4,197
Columbus Life	$15
AXA	$2,679

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his or her broker or financial intermediary how he or she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines.  In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

Business Continuity and Disaster Recovery

The Advisor, the Distributor and the Servicer have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster.  While the Advisor, Distributor and Servicer believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor, Distributor and/or Servicer could be prevented or hindered from providing services to the Funds for extended periods of time.  These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions.  Under each of the Advisor’s, Distributor’s and Servicer’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor, Distributor or Servicer, or the reckless disregard of their respective obligations, the Advisor, Distributor and Servicer generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a list of the control persons and principal holders of securities of each Fund as of April 5, 2013, please see Appendix B to this SAI.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.”  The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares.  The NAV of a Fund is calculated by dividing the market value of the Fund’s securities, including the market value of the Subsidiaries (as applicable) securities, plus the value of the Fund’s other assets, less all liabilities, by the number of outstanding shares of the Fund.  For the Asset Allocation Funds, each Fund’s assets consist primarily of the Underlying Funds, which are valued at their respective NAVs.  The NAV of each Underlying Fund is calculated by dividing the market value of the Underlying Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Underlying Fund.  If market quotations are not readily available for any security in a Fund’s or a Subsidiaries (as applicable) portfolio, the security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Each Asset Allocation Fund generally values shares of the Underlying Funds at their NAV and other investments at market prices.  Similarly, Funds that are party to a structured note, will regularly value their investments in such structured notes at fair value and other investments at market prices.

The International Equity Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets’ perceptions and trading activity related to the Funds’ assets since the calculation of the closing level of the International Equity Funds’ respective underlying indices. The Nikkei 225 Stock Average is determined in the early morning (2:00 a.m., Eastern Time) prior to the opening of the NYSE.  The STOXX 50 IndexSM is determined in the mid-morning (approximately 10:30 a.m., Eastern Time) prior to the closing of the NYSE.  Under fair value pricing, the values assigned to a Fund’s securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the Fund sold the instrument.

For investments in an underlying open-end mutual fund, a Fund usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

Options on securities and indices purchased by a Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board.  The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer.  The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination.  The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates.  The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument.  During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities.  For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income.  The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Money Market Fund’s use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the “Rule”). The Rule requires that the Money Market Fund limit its investments to U.S. dollar denominated instruments that meet the Rule’s quality, maturity and diversification requirements.  The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty days and precludes the purchase of any instrument with a remaining maturity of more than 397 days (about 13 months).

The Money Market Fund may only purchase “Eligible Securities.”  Eligible Securities are securities which:  (a) have remaining maturities of 397 days (about 13 months) or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board’s oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations.  The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

Suspension of the Right of Redemption

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors.  In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.  On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.  Any order received after that time will receive the next business day’s NAV.  In addition, the Money Market Fund may rely on Rule 22e-3 of the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.

Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther

King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday.  Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.  In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans’ Day, and will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year’s Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children’s Day: Marine Day; Respect-of-the-Aged Day: Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor’s Birthday.  Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets.  Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each Fund will be distributed as described in the Fund’s Prospectus under “Dividends and Distributions.”  Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Government Long Bond 1.2x Strategy Fund and Money Market Fund intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds.  Net income will be calculated immediately prior to the determination of NAV of the Government Long Bond 1.2x Strategy Fund and Money Market Fund.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder’s account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder’s account for a period of time.  Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by a Fund in U.S. Treasury zero coupon bonds and other zero coupon securities, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the “original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders of the Fund in order to maintain the qualification of the Fund as a regulated investment company for tax purposes.  Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss. The tax rules applicable to regulated investment companies are described below.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders.  No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion in this SAI and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be held only by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans.  Under the provisions of the Internal Revenue Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance prospectus.  You should consult with your tax adviser regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

Section 817(h) Diversification

Each insurance company separate account that invests in a Fund must generally meet certain diversification requirements under Section 817(h) of the Internal Revenue Code in order for the annuities and insurance contracts funded by that separate account to be treated as “annuities” or “life insurance contracts” under the Internal Revenue Code.  If all of the beneficial interests in a Fund are held by one or more insurance company separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund.

Shares in the Funds are currently being offered only to separate accounts and other qualifying holders.  In order to enable separate accounts investing all of their assets in a Fund to meet the diversification requirements in regulations promulgated under Section 817(h), each Fund will meet the following test:  no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments.  Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract) it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.  The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the Internal Revenue Service in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets.  As a result, the Contracts may need to be modified to comply with any future clarification of these rules. Please consult the prospectus delivered to you regarding your Contract.

Regulated Investment Company Status

Each of the Funds intends to qualify for treatment as a Regulated Investment Company (“RIC”) under the Internal Revenue Code.  As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund’s shareholders.

In order to qualify as a RIC, each Fund must, among other requirements, receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “90% Test”).  A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Income and gains from transactions in commodities such as precious metals and minerals are not “qualifying income” for purposes of the 90% Test.  The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.  Similarly, each Fund intends to restrict its investment in certain commodity-related investments, including pooled investment vehicles (described above) which hold commodities, to avoid a violation of the 90% Test.  Nevertheless, a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% Test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  Failure to comply with the 90% Test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In addition, each Fund must distribute at least the sum of 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders.  Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the 90% Test or the Asset Test for any taxable year, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period.  If a Fund fails to qualify for treatment as a RIC for any year, and these relief provisions are not available to the Fund, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends.  Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year.  Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.  In addition, if a Fund fails to qualify as a RIC, fails to satisfy the diversification requirements applicable to insurance company separate accounts, or fails to ensure that its shares are held only by the types of investors described above, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Federal Excise Tax

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts, certain segregated asset accounts of life insurance companies held in connection with variable contracts, and certain other investors.  In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

Investment in Certain Complex Securities

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund.  If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option.  If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes.  A Fund will utilize the tax treatment that, in a Fund’s judgment, will be most favorable to a majority of investors in the Fund.  Taxation of these transactions will vary according to the elections made by a Fund.  These tax considerations may have an impact on investment decisions made by a Fund.

Special Rule Applicable to Investments in REITs

Under a notice issued by the Internal Revenue Service and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below.  Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Special Considerations Applicable to Certain Domestic Equity Funds, Sector Funds, International Equity Funds, Fixed Income Funds, and Commodities Strategy Fund and Alternatives Funds, Specialty Funds, and in the case of the Asset Allocation Funds, Certain of the Underlying Funds

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test.  It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).  No regulations have been issued pursuant to this authorization.  It is possible, however, that such regulations may be issued in the future.  If such future regulations were applied to certain Funds, such as the Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and that those Funds would fail to qualify as RICs.

It is also possible that the International Equity Funds’, Strengthening Dollar 2x Strategy Fund’s and Weakening Dollar 2x Strategy Fund’s strategies of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs.  Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities.  Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test.  The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Regulated Investment Company Status.”

In general, with respect to the International Equity Funds, U.S. Long Short Momentum Fund, Sector Funds, and in the case of the Asset Allocation Funds, certain of the Underlying Funds, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining qualification as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Special Considerations Applicable to the Commodities Strategy Fund, Managed Commodities Strategy Fund and Global Managed Futures Strategy Fund and in the Case of the Asset Allocation Funds, Certain of the Underlying Funds

One of the requirements for qualification as a RIC under Subchapter M of the Internal Revenue Code is satisfaction of the 90% Test (defined above).  As described in the Funds’ Prospectus, each of Commodities Strategy Fund, Managed Commodities Strategy Fund, and Global Managed Futures Strategy Fund currently gains a portion of its exposure to the commodities markets by entering into swap agreements on commodities indexes, commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the Underlying Funds invest will not be considered qualifying income.  To the extent a Fund or an Underlying Fund invests in such instruments directly, it generally will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. A Fund or an Underlying Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% Test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  If the Fund should fail to comply with the 90% Test or otherwise fail to qualify as a regulated investment company, contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders, and all income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.  Under certain circumstances, the Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

The Managed Commodities Strategy, Multi-Hedge Strategies Fund, Commodities Strategy Fund, and the Global Managed Futures Fund also have received private letter rulings from the Internal Revenue Service concluding that certain commodities-linked notes held by such Funds will produce “qualifying income” for purposes of the 90% Test.  The Advisor intends to conduct all Fund and Underlying Fund investments in commodity-linked notes in a manner consistent with the terms and conditions of these private letter rulings.

The Managed Commodities Strategy Fund, Commodities Strategy Fund, Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, each intend to invest in their wholly-owned Subsidiary in order to obtain exposure to certain commodities investments.  Each of the Commodities Strategy Fund, Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund and Global Managed Futures Strategy Fund (the “CFC PLR Funds”) has received a private letter ruling issued by the Internal Revenue Service which concludes that the income attributable to each Fund’s investment in its corresponding Subsidiary will be “qualifying income” for purposes of the 90% Test (defined above).   The Asset Allocation Funds only invest in Underlying Funds that invest in commodities through wholly-owned subsidiaries if those Underlying Funds have received private letter rulings that the income attributable to those subsidiaries will be “qualifying income.”  Currently, the Asset Allocation Funds’ only direct or indirect exposure to such wholly-owned subsidiaries is through interests in the CFC PLR Funds.  As a result, no Fund invests in a Subsidiary either directly or indirectly in a circumstance other than where a private letter ruling has been obtained.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings of this kind.   The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings.  Nevertheless, the CFC PLR Funds are permitted to rely on the conclusion reached in the private letter rulings issued to them with respect to the operation of their wholly-owned Subsidiaries until such time as the Internal Revenue Service revokes such rulings.

Each Subsidiary is classified as a corporation for U.S. federal income tax purposes.  Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which each Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiaries’ securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the Safe Harbor or if the Subsidiaries’ gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

As noted, each Fund will wholly-own its respective Subsidiary.  A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a “U.S. Shareholder” and the Subsidiaries will each be a CFC. As a “U.S. Shareholder,” each Fund will be required to include in its gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.”  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities.  The Funds’ recognition of the Subsidiaries’ “subpart F income” will increase the Funds’ tax basis in the Subsidiaries.  Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in the Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income.

In general, each “U.S. Shareholder” is required to file Internal Revenue Service Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiaries by attaching Internal Revenue Service Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Funds if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Other Issues

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of shareholders, and address conflicts of interest between the interests of shareholders and those of the Advisor, Distributor, or any affiliated person of the Funds, the Advisor, or the Distributor.

Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds’ current registration statement. As of December 31, 2012, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days
FactSet	Monthly	1-10 calendar days

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect.  The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the “portfolio holdings governing policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the portfolio holdings governing policies at any time and from time to time without prior notice in their sole discretion.  For purposes of the portfolio holdings governing policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q.  As required, the Money Market Fund provides and reports on Form N-MFP a full list of holdings as of the last business day of the previous month on the Fund’s website.  This information will be provided monthly by no later than the fifth business day of each month.  The information will be available on the Fund’s website for a period of not less than six months.  Forms N-Q and N-MFP are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shareholders will receive one vote for every full Fund share owned. Each Fund or class of a Fund, as applicable, will vote separately on matters relating solely to that Fund or class.  Each Fund’s shares are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Reporting

As a shareholder of a Fund, you will receive the unaudited financial information and audited financial statements for that Fund.  In addition, the Trust will send you proxy statements and other reports related to the Fund in which you own shares.  If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

Standard & Poor’s

The S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund and Commodities Strategy Fund (the “Guggenheim S&P Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”).  S&P does not make any representation, condition, warranty, express or implied, to the owners of the Guggenheim S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P

MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P SmallCap 600 Pure Value Index and S&P GSCITM Commodity Index (the “S&P Indices”) to track general stock market performance.  S&P’s only relationship to Guggenheim Investments (the “Licensee”) is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Guggenheim S&P Funds.  S&P has no obligation to take the needs of Licensee or the owners of the Guggenheim S&P Funds into consideration in determining, composing or calculating the S&P Indices.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Guggenheim S&P Funds or the timing of the issuance or sale of the Guggenheim S&P Funds or in the determination or calculation of the equation by which the Guggenheim S&P Funds are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing, or trading of the Guggenheim S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein.  S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

“Standard & Poor’s®,” S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500,” “Standard & Poor’s MidCap 400®,” “S&P MidCap 400®,” Standard & Poor’s SmallCap,” “S&P SmallCap 600®,” “S&P 500 Pure Value,” “S&P 500 Pure Growth,” “S&P MidCap 400 Pure Value,” “S&P MidCap 400 Pure Growth,” “S&P SmallCap 600 Pure Value,” and “S&P SmallCap 600 Pure Growth” are trademarks of The McGraw-Hill Companies, Inc.

Dow Jones

Dow Jones has no relationship to Guggenheim Investments, other than the licensing of the Dow Jones Industrial AverageSM (DIE) Index (the “Dow Jones Index”) and the related trademarks for use in connection with the Funds. “Dow Jones,” “Dow Jones Industrial AverageSM,” and “DIAS” are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•    Sponsor, endorse, sell or promote the Funds.

•    Recommend that any person invest in the Funds or any other securities.

•    Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

•    Have any responsibility or liability for the administration, management or marketing of the Funds.

•    Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Funds. Specifically:

•     Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

•      The results to be obtained by the Funds, the owner of the Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

•      The accuracy or completeness of the Dow Jones Indices and their data;

•      The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•      Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•      Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between Guggenheim Investments and Dow Jones is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.

STOXX

STOXX and its licensors (the “Licensors”) have no relationship to Guggenheim Investments, other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

STOXX and its Licensors do not:

•            Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

•            Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

•            Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

•            Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

•            Consider the needs of the products or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the relevant index or have any obligation to do so.

STOXX and its Licensors will not have any liability in connection with the Europe 1.25x Strategy Fund. Specifically,

•            STOXX and its Licensors do not make any warranty, express or implied and disclaim any and all warranty about:

•                  The results to be obtained by the Europe 1.25x Strategy Fund, the owner of the Europe 1.25x Strategy Fund or any other person in connection with the use of the STOXX 50 Index and the data included in the STOXX 50 Index;

•                  The accuracy or completeness of the STOXX 50 Index and its data;

•                  The merchantability and the fitness for a particular purpose or use of the STOXX 50 Index and its data;

•            STOXX and its Licensors will have no liability for any errors, omissions or interruptions in the STOXX 50 Index or its data;

•            Under no circumstances will STOXX or its Licensors be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or its Licensors knows that they might occur.

The licensing agreement between Guggenheim Investments and STOXX is solely for their benefit and not for the benefit of the owners of the Europe 1.25x Strategy Fund or any other third parties.

The NASDAQ OMX Group, Inc.

The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX Group, Inc., with its affiliates, are referred to as the “Corporations”).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds.  The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance.  The Corporations’ only relationship to Guggenheim Investments (“Licensee”) is in the licensing of the NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Funds.  The Corporations have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®.  The Corporations are not responsible for and have not participated in the determiniation of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

Nikkei Inc.

Nikkei Inc. (the “Nikkei”) does not sponsor, endorse, sell or promote any Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

•                  The advisability of investing in index funds;

•                  The ability of any index to track stock market performance;

•                  The accuracy and/or the completeness of the aforementioned index or any data included therein;

•                  The results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the index or data included therein; and

•                  The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

•                  Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

•                  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

•                  Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

•                  Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

•                  Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

•                  Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if the Nikkei knows that they might occur.

Frank Russell Company

The Funds are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company (“Russell”).  Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the “Russell Index”) which is a trademark/service mark of Russell.  Russell has no obligation to take the needs of any of the Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index.  Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index.  Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

ICE Futures U.S., Inc.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the “Products”) are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures”).  ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index®, to track market performance of either Product.  ICE Futures’ only relationship to Guggenheim Investments (“Licensee”) is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products.  ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®.   ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein.  Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use.  Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or nay data included therein.  Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds.  The Subsidiaries have also entered into arrangements with Ernst & Young LLP to serve as each Subsidiary’s independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian.  Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.  The Custodian also serves as the custodian for the Subsidiaries.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2012, including notes thereto and the reports of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2012 Annual Reports to Shareholders must accompany the delivery of this SAI.

APPENDIX A - DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings

Group Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.

Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.”  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-1

Aa - Bonds rate “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

APPENDIX B - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 5, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.  Persons owing of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	11%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	28%
Europe 1.25x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	56%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	25%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	36%
Japan 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	35%

	Ameritas Life Insurance Corp. Separate Account LLVA Attn: Variable Trades	5900 “O” Street Lincoln, NE 68510	9%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	11%
	Nationwide Insurance Company NWVLI6 c/o Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	9%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	48%
Russell 2000® 1.5x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	21%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	14%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	48%
Mid-Cap 1.5x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	33%

	FSBL Variable Account A Attn: Denise Machell - Finance	One Security Benefit Place Topeka, KS 66636-0001	16%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	12%
U.S. Government Money Market Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	71%

Government Long Bond 1.2x Strategy Fund	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	19%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	57%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	18%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	9%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	33%
	Phoenix Home Life Variable Insurance Company	15 Tech Valley Drive East Greenbush, NY 12061	8%
Inverse Government Long Bond Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	45%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	24%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	37%
	Prudential Annuities Life Assurance Co. Attn: Separate Accounts Trade Confirms	213 Washington Street Floor 7 Newark, NJ 07102	5%
Nova Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	20%

	Ameritas Life Insurance Corp. Separate Account LLVA Attn: Variable Trades	5900 “O” Street Lincoln, NE 68510	8%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	13%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	42%
Precious Metals Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	30%

	Ameritas Life Insurance Corp. Separate Account LLVA Attn: Variable Trades	5900 “O” Street Lincoln, NE 68510	6%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	23%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	45%
Inverse S&P 500® Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	21%

	GE Life and Annuity Insurance Co. Attn: Variable Accounting	6610 West Broad Street Richmond, VA 23230	13%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	18%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	15%
NASDAQ-100® Fund	Prudential Annuities Life Assurance Co. Attn: Separate Accounts Trade Confirms	213 Washington Street Floor 7 Newark, NJ 07102	23%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	10%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	10%
	Midland National Life Attn: Variable Annuity Division	P.O. Box 79907 West Des Moines, IA 50325-0907	18%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	54%
Inverse NASDAQ-100® Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	13%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	12%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio	P.O. Box 182029 Columbus, OH 43218-2029	50%
S&P 500® 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	36%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	13%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	35%
NASDAQ-100® 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	49%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	15%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	37%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	29%
Energy Fund	Transamerica Life Insurance Company Attn: FMG Accounting - MS4410	4333 Edgewood Road Northeast Cedar Rapids, IA 52499	15%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	21%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	52%
Financial Services Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	25%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	16%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	45%
Health Care Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	33%

Technology Fund	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	13%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	57%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	27%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	10%
	Nationwide Insurance Company NWVLI6 c/o Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	11%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	40%
Basic Materials Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	38%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	21%
	Nationwide Insurance Company NWVLI6 c/o Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	7%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	46%
Consumer Products Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	23%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	20%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	52%
Leisure Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	26%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	18%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	52%
	Sage Life Assurance Company	969 High Ridge Road Suite 200 Stamford, CT 06905	6%
Retailing Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	21%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	18%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	38%
Telecommunications Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	41%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	19%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	61%
Transportation Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	16%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	15%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	42%
Energy Services Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	39%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	9%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	43%
Banking Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	45%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	28%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	30%
Biotechnology Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	39%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	6%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	64%
Electronics Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	27%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	6%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	62%
Internet Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	29%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	34%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	37%
Utilities Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	27%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	17%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	47%
Real Estate Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	34%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	14%
Dow 2x Strategy Fund	Nationwide Insurance Company NWVA4	P.O. Box 182029	62%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	c/o IPO Portfolio Accounting	Columbus, OH 43218-2029
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	22%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	35%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	39%
Inverse Dow 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	23%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	10%
	Nationwide Insurance Company NWVLI6 c/o Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	8%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	49%
Inverse Russell 2000® Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	33%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	15%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	45%
S&P SmallCap 600® Pure Value Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	37%

	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	72%
S&P SmallCap 600® Pure Growth Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	21%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	26%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	38%
S&P MidCap 400® Pure Value Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	33%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	5%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	74%
S&P MidCap 400® Pure Growth Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	18%

	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	90%
Inverse Mid-Cap Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	7%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	20%
S&P 500® Pure Value Fund	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	50%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	28%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	26%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	48%
S&P 500® Pure Growth Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	24%

	Lincoln Benefit Life Company	544 Lakeview Parkway Vernon Hills, IL 60016	5%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	18%
	Rydex All-Asset Moderate Strategy Fund	9601 Blackwell Road Suite 500 Rockville, MD 20850	6%
	SBL Variflex 1 - Navisys Security Benefit Life	One Security Benefit Place Topeka, KS 66636-0001	8%
	Security Benefit Life FBO Advance Designs	One Security Benefit Place Topeka, KS 66636-0001	13%
	Security Benefit Life FBO Unbundled	One Security Benefit Place Topeka, KS 66636-0001	21%
U.S. Long Short Momentum Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	6%

	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	38%
Weakening Dollar 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	57%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	15%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	37%
Strengthening Dollar 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	45%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	5%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	59%
Commodities Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	32%

	Integrity Life Insurance Co.	400 Broadway Street Mail Station #24 VA Accounting Cincinnati, OH 45202-3341	6%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	14%
Multi-Hedge Strategies Fund	National Integrity Life Insurance Co.	400 Broadway Street Mail Station #24 VA Accounting Cincinnati, OH 45202-3341	6%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	31%
	Rydex All-Asset Moderate Strategy Fund	9601 Blackwell Road Suite 500 Rockville, MD 20850	6%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	18%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	7%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	25%
Russell 2000® 2x Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	75%

	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	8%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	25%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	40%
All-Asset Conservative Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	21%

	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	21%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	42%
All-Asset Moderate Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	26%

	FSBL Variable Account A Attn: Denise Machell - Finance	One Security Benefit Place Topeka, KS 66636-0001	7%
	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	7%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	16%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	40%
All-Asset Aggressive Strategy Fund	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	25%

	AXA Equitable Life Insurance Company Separate Account 70	1290 Avenue of the Americas New York, NY 10104	6%
	Integrity Life Insurance Co.	400 Broadway Street Mail Station #24 VA Accounting Cincinnati, OH 45202-3341	7%
Global Managed Futures Strategy Fund	Jefferson National Life Insurance Company Attn: Separate Account	10350 Ormsby Park Place Suite 600 Louisville, KY 40223	17%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	38%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	27%

STATEMENT OF ADDITIONAL INFORMATION

RYDEX VARIABLE TRUST

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800-820-0888    301-296-5100

WWW.GUGGENHEIMINVESTMENTS.COM

Rydex Variable Trust (the “Trust”) is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following series (each, a “Fund” and collectively, the “Funds”):

CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ prospectus dated              , 2013 (the “Prospectus”).  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Funds’ Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above.  The Funds’ financial statements for the fiscal year ended December 31, 2012 are included in the Funds’ Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The date of this SAI is              , 2013

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1

INVESTMENT RESTRICTIONS	32

MORE INFORMATION ABOUT PORTFOLIO TURNOVER	34

BROKERAGE ALLOCATION AND OTHER PRACTICES	34

MANAGEMENT OF THE TRUST	37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	56

DETERMINATION OF NET ASSET VALUE	56

PURCHASE AND REDEMPTION OF SHARES	57

DIVIDENDS, DISTRIBUTIONS AND TAXES	58

OTHER INFORMATION	62

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

CUSTODIAN	64

FINANCIAL STATEMENTS	64

APPENDIX A – DESCRIPTION OF RATINGS	A-1

APPENDIX B – CLS PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES	B-1

APPENDIX C – CONTROL HOLDERS AND PRINCIPAL HOLDERS OF SECURITIES	C-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998.  The Trust is permitted to offer separate series (i.e., funds) and different classes of shares that are available through certain deferred variable annuity and variable insurance contracts (“Contracts”) that are offered through insurance companies, as well as to certain retirement plan investors.  Additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of any Fund belong to that Fund.  Each Fund has its own assets and liabilities.

Each Fund is an open-end management investment company.  Currently, the Trust consists of sixty-three (63) separate funds issuing a single class of shares. Each Fund is a diversified investment company.

The Trust is the successor to the Rydex Advisor Variable Annuity Account (the “Separate Account”), and the subaccounts of the Separate Account (the “Rydex Subaccounts”). To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund’s investment objective and principal investment strategies are described in the Funds’ Prospectus. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

Each Fund is a “fund of funds” and pursues its investment strategy by investing primarily in other investment companies, including exchange-traded funds (“ETFs”), unit investment trusts (“UITs”), open-end investment companies (commonly referred to as “mutual funds”) and closed-end investment companies (“closed-end funds”) (each, an “underlying fund” and together, the “underlying funds”) (as described in the Funds’ Prospectus).  Therefore, unless otherwise stated, the Funds do not directly invest in the portfolio securities or use the investment techniques of the underlying funds.  Nonetheless, the Funds are indirectly subject to the risks associated with the portfolio securities or investment techniques of the underlying funds.  The Funds may, however, borrow money from banks, enter into futures contracts and options thereon, lend their securities to qualified borrowers, and invest in securities as that term is defined under the Investment Company Act of 1940 (the “1940 Act”).

Portfolio management is provided to each Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company with offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”).  Prior to January 3, 2011, the name of the Advisor was Rydex Advisors II, LLC and prior to June 30, 2010, PADCO Advisors II, Inc., each of which did business under the name Rydex Investments.  The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund’s investment objective and limitations, be used by a Fund if, in the opinion of the Advisor or the Funds’ investment sub-adviser, CLS Investments, LLC (the “Sub-Advisor” or “CLS”), these strategies will be advantageous to that Fund.  Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies.  There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund’s objectives.  The following information supplements and should be read in conjunction with the Funds’ Prospectus.

Principal Investment Policies, Techniques and Risk Factors — The investment policies, techniques and risk factors described below are considered to be principal to the management of the Funds. However, not

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all of the investment policies, techniques and risk factors described below are applicable to each of the Funds. Please consult the Funds’ Prospectus to determine which risks are applicable to a particular Fund.

Certificates of Deposit and Bankers’ Acceptances

Each Fund and certain of the underlying funds may invest in certificates of deposit and bankers’ acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. Each Fund, and certain of the underlying funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A - Description of Ratings” for a description of commercial paper ratings.

Currency Transactions

Foreign Currencies.  Each Fund and certain of the underlying funds may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

•                  Inflation.  Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•                  Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•                 Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•                  Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

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•                  Political Factors.  Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•                  Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds’ or the underlying funds’ investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business.  As a result, to the extent that a Fund’s or an underlying fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s or the underlying fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by a Fund or the underlying funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of a Fund or the underlying funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in a Fund’s or the underlying funds’ assets also will be affected by the net investment income generated by the money market instruments in which the Fund or the underlying funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund or an underlying fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Each Fund, and certain of the underlying funds, may engage in currency hedging, in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  Each Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).  Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign

3

currency.  A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.  A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund or an underlying fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or underlying fund has or in which that Fund or underlying fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s or an underlying fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s or the underlying fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Sub-Advisor considers that the Swedish krona is linked to the euro, and the Fund holds securities denominated in krona and the Sub-Advisor believes that the value of the krona will decline against the U.S. dollar, the Sub-Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or an underlying fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an underlying fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government

4

exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions can result in losses to a Fund or an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.  Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Each Fund and certain of the underlying funds may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund and certain of the underlying funds to reduce foreign currency risk using such options.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Each Fund and certain of the underlying funds may conduct currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.

Each Fund and certain of the underlying funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

Each Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Funds may use forward currency contracts for Position Hedging if consistent with their respective policies of trying to expose their net assets to foreign currencies.  The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Funds do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated

5

in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.  If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Funds’ or certain of the underlying funds may convert their holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund or an underlying fund at one rate, and offer to buy the currency at a lower rate if the Fund or underlying fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities.  Each Fund, and certain of the underlying funds, may invest in foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the

6

exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Each Fund and certain of the underlying funds may also invest in principal exchange rate linked securities (“PERLsSM”).  PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about the time of maturity.  The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Each Fund, and certain of the underlying funds, may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Equity Securities

Each Fund and certain of the underlying funds may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock

7

prices generally rise and periods when stock prices generally decline. The Funds and certain of the underlying funds may purchase equity securities traded on exchanges all over the world.  The Funds and certain of the underlying funds may invest in the types of equity securities described in more detail below.

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  Preferred stocks may pay fixed or adjustable rates of return.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange, may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic

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market movements than securities of larger, more established growth companies or the market averages in general.

•                  Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•                  Initial Public Offerings (“IPOs”).  Each Fund, and certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs.  IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases.  The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns.  IPOs may not be consistently available to the Funds for investing, particularly as the Funds’ asset bases grow.  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs.  By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

•                  Warrants.  The Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests.  In such event, the Fund generally intends to hold such warrants until they expire.  The Funds, however, reserve the right to exercise the warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it

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is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Rights.  Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.   An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities

Each Fund, and certain of the underlying funds, may invest in fixed income securities.  The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV.  Additional information regarding fixed income securities is described below:

•                  Duration.  Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates.  For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%).  Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•                  Variable and Floating Rate Securities.  Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities.  Each Fund, and certain of the underlying funds, may invest in debt securities.  A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities,

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convertible securities, mortgage-backed securities, and asset-backed securities.  Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities.  Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Corporate Debt Securities.  Each Fund, and certain of the underlying funds, may seek investment in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time.  Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Sub-Advisor.  The Funds, and certain of the underlying funds, may invest in all grades of corporate debt securities including below investment grade as discussed below.   See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities. Each Fund, and certain of the underlying funds, may invest in non-investment-grade securities.  Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Sub-Advisor.  These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally

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provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities.  Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Funds will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.  However, the Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Unrated Debt Securities. Each Fund, and certain of the underlying funds, may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”).  The Funds, and certain of the underlying funds, may invest in debt securities issued by the World Bank.  Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in

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bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Foreign Issuers

Each Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.  GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken

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relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Risk Factors Regarding Emerging Markets.  The Funds, and certain of the underlying funds, may invest in emerging markets.  Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

In addition, unlike developed countries, many emerging countries’ economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.

Many emerging market countries suffer from uncertainty and corruption in their legal and political systems. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.  Similarly, a lack of social, political, and economic among emerging market countries can be common and may lead to social unrest, labor strikes, and civil wars. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory

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taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies are now facing significant difficulties and some economies have fallen into recession.

Futures and Options Transactions

Futures and Options On Futures.  Each Fund may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund, or an underlying fund, will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent a Fund or an underlying fund uses futures and/or options on futures, it would do so in accordance with the Commodity Exchange Act (“CEA”). The Advisor is subject to registration and regulation as a commodity pool operator under the CEA with respect to its service as investment adviser to the Funds. However, because the rulemaking that would be applicable to registered investment companies that are also commodity pools has not yet been adopted by the CFTC and SEC, the Advisor and the Funds are not yet subject to the CFTC recordkeeping, reporting and disclosure requirements.  Such requirements may cause the Advisor and the Funds to incur additional expenses.  Any final requirements remain uncertain.

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The Funds, or certain of the underlying funds, may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade.  An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund, or an underlying fund, purchases or sells a futures contract, or sells an option thereon, the Fund, or an underlying fund, is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund, or an underlying fund, continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund, or an underlying fund, may undertake and on the potential increase in the speculative character of the Fund’s, or an underlying fund’s, outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund, or an underlying fund, arising from such investment activities.

A Fund, or an underlying fund, may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund, or an underlying fund, will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund, or an underlying fund, may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund, or an underlying fund, may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund, or an underlying fund, may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund, or an underlying fund, will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund, or an underlying fund, may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund, or an underlying fund, may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund, or an underlying fund, will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the

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put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s, or an underlying fund’s, use of futures contracts and related options, including the following: (1) the success of a hedging strategy depends, in part, on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Funds, and certain of the underlying funds, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing each Fund’s or each underlying fund’s investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund, or an underlying fund, may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund, or an underlying fund, will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund, or an underlying fund, writes an option on a security,  an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund, or an underlying fund, may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking a Fund’s or an underlying fund’s respective investment objective, and except as restricted by a Fund’s or an underlying fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund, or an underlying fund, may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund, or an underlying fund, is unable to effect a closing

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purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund, or an underlying fund, delivers the security upon exercise.

A Fund, or an underlying fund, may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund, or an underlying fund, may seek to purchase in the future. A Fund, or an underlying fund, purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund or the underlying fund, loss of the premium paid may be offset by an increase in the value of the Fund’s, or an underlying fund’s, securities or by a decrease in the cost of acquisition of securities by the Fund, or an underlying fund.

A Fund, or an underlying fund, may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund, or an underlying fund, writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund, or an underlying fund, will realize as profit the premium received for such option. When a call option of which a Fund, or an underlying fund, is the writer is exercised, the Fund, or an underlying fund, will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund, or an underlying fund, is exercised, the Fund, or an underlying fund, will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund, or an underlying fund, may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund, or an underlying fund, will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Dealer (Over-the-Counter) Options.  The Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

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Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into closing transactions may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Risks Associated With Commodity Futures Contracts.   Each Fund, and certain of the underlying funds, may engage in transactions in commodity futures contracts.  There are several additional risks associated with such transactions which are discussed below:

•                  Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund, or certain of the underlying funds, is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•                  Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund, or certain of the underlying funds.  If the nature of hedgers and speculators in futures markets has shifted when it is time for an underlying fund to reinvest the proceeds of a maturing contract in a new futures contract, the underlying fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

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•                  Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s, or certain of the underlying funds’, investments to greater volatility than investments in traditional securities.

•                  Combined Positions. A Fund, or certain of the underlying funds, may purchase and write options in combination with each other.  For example, an underlying fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Hybrid Instruments

Each Fund, and certain of the underlying funds, may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrid instruments may not bear interest or pay dividends.  The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument.  Under certain conditions, the redemption value of a hybrid instrument could be zero.  Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of a hybrid instrument also exposes a Fund to the credit risk of the issuer of the hybrid instrument.  These risks may cause significant fluctuations in the NAV of a Fund or the underlying funds.

With respect to certain of the underlying funds, certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A

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portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Funds, and certain of the underlying funds, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.  In particular, the Funds will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund or an underlying fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a fund or an underlying fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund or an underlying fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s or an underlying fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Investments in Other Investment Companies

Each Fund will regularly invest up to 100% of its total assets in the underlying funds in a manner consistent with the provisions of the 1940 Act.  Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. A Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code.  In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.  The Trust has entered into agreements with several unaffiliated

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ETFs that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor and Sub-Advisor, to purchase shares of those ETFs, beyond the Section 12(d)(1) limits described above. A Fund will only make such investments in conformity with the requirements of Section 817(h) Subchapter M of the Internal Revenue Code.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders.  For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually.  A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.  A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company.  BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance.  Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.  However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers.  As a result, the Fees and Expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs, that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  Each Fund also may invest in ETFs that are actively managed to the extent such investments are consistent with its investment objective and policies.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined under “Dividends, Distributions and Taxes”), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code.  If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test. Similarly, a Fund receiving non-qualifying income from an ETF might fail the 90% Test if it is unable to generate qualifying income in a particular taxable year at sufficient levels, or if it is unable to determine the percentage of qualifying income it derives for a taxable year until after year-end.  A failure to meet the 90% Test could cause the Fund to fail

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to qualify as a regulated investment company under the Internal Revenue Code.  Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Pooled Investment Vehicles

Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, a Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

As discussed in the Funds’ Prospectus, the Trust anticipates that investors in the Funds will frequently purchase and/or redeem shares of the Funds as part of an asset allocation investment strategy.  The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover.  See “Purchasing and Redeeming Shares” and “Financial Highlights” in the Funds’ Prospectus.  Because each Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Funds’ investors, it is very difficult to estimate what the Funds’ actual turnover rate will be in the future.  However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

In general, the Sub-Advisor manages the Funds without regard to restrictions on portfolio turnover.  The Funds’ investment strategies may, however, produce relatively high portfolio turnover rates from time to time.  The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover.  Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants.  To the extent that the Funds use derivatives, they will generally be short-term derivative instruments.  As a result, the Funds’ reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities.  Generally, the higher the rate of portfolio turnover of the Funds, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be.  For additional information about portfolio turnover rate, please see “More Information About Portfolio Turnover” in this SAI.

Real Estate Investment Trusts (“REITs”)

Each Fund, and certain of the underlying funds, may invest in REITs.  A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets certain definitional requirements under the Internal Revenue Code.  The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs.  An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types.  Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.  During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs.  In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended.  Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.  In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Securities

Each Fund, and certain of the underlying funds, may be subject to the risks associated with the direct ownership of real estate because of its investment in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.  The value of securities of companies which service the real estate business sector may also be affected by such risks.

Repurchase Agreements

Each Fund and certain of the underlying funds may enter into repurchase agreements with financial institutions.  The Funds have adopted certain procedures designed to minimize the risks associated with

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repurchase transactions. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of each Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements as part of a Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to a Fund.  Each Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.  Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, none of the Funds expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

Short Sales

Each Fund, and certain of the underlying funds, may engage in short sales transactions in which a Fund or an underlying fund sells a security it does not own.  To complete such a transaction, a Fund or an underlying fund must borrow or otherwise obtain the security to make delivery to the buyer.  The Fund or an underlying fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund or the underlying fund.  Until the security is replaced, the Fund or an underlying fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the Fund or an underlying fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund or the underlying fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund or an underlying fund closes its short position or replaces the borrowed security, the Fund or an underlying fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s or an underlying

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fund’s short position.  Each Fund, or underlying fund, may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

Each Fund, and certain of the underlying funds, may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps.  The Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap.  A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events.  If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation.  If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Funds may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection.   Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Funds’ obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

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A Fund’s current obligations under a swap agreement would be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The Funds would not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund, and certain of the underlying funds, may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer.  The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  A Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.  In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap would be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, would not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.  The Sub-Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

The Funds, and certain of the underlying funds, may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution.  However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Funds than investments in their U.S. or Canadian counterparts.

Tracking Error

Certain of the underlying funds are subject to tracking error risk, which may adversely affect each Fund’s value.  The following factors may affect the ability of certain of the underlying funds to achieve correlation with the performance of their respective benchmarks:  (1) underlying fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) an underlying fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index being held by the underlying fund; (4) an imperfect correlation between the performance of instruments held by an underlying fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) an underlying fund holding instruments traded in a market that has become illiquid or disrupted; (7) underlying fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform an underlying fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (10) the time difference between the close of the underlying funds’ respective underlying indices and the time the underlying funds price their shares at the close of the New York Stock Exchange (“NYSE”).  As a result of fair value pricing, the day-to-day correlation of the underlying funds’ performance may tend to vary from the closing performance of the underlying funds’ respective underlying indices.

U.S. Government Securities

Each Fund, and certain of the underlying funds, may invest in U.S. government securities.  In addition, the Funds, and certain of the underlying funds, may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S.

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Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while still other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012.  For the period during which these Agreements were in effect, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

Non-Principal Investment Policies, Techniques and Risk Factors — The investment policies, techniques and risk factors described below are not considered to be principal to the management of the Funds. However, the Funds are permitted to, and may from time to time, engage in the investment activities described below if and when the Sub-Advisor determines that such activities will help the Funds to achieve their respective investment objectives.  Shareholders will be notified if a Fund’s use of any of the non-principal investment policies, techniques or instruments described below represents a material change in the Fund’s principal investment strategies.

Borrowing

While the Funds do not normally borrow funds for investment purposes, each Fund reserves the right to do so. Borrowing for investment purposes is a form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  A Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest

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obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  A Fund may use leverage during periods when the Sub-Advisor believes that the Fund’s investment objective would be furthered.

Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.  As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Illiquid Securities

Each Fund and certain of the underlying funds may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  A Fund or an underlying fund will not invest more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  The Funds may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.   When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund or an underlying fund may make such

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investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund or an underlying fund may invest in to the Sub-Advisor.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds are not permitted to lend portfolio securities to the Sub-Advisor or its affiliates unless they apply for and receive specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

When-Issued and Delayed-Delivery Securities

Each Fund, and certain of the underlying funds, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of a Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Funds’ custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

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Zero Coupon Bonds

Each Fund, and certain of the underlying funds, may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Each Fund shall not:

1.              Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.              Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.             Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4.              Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

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5.              Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.              Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7.              Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry(1). This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.              Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.              Invest in companies for the purpose of exercising control.

3.              Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.              Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5.              Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading “Fundamental Policies.”

(1)  The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

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MORE INFORMATION ABOUT PORTFOLIO TURNOVER

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.  For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds did not experience variations in their portfolio turnover rates.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision by the Advisor and the Board, the Sub-Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  The Sub-Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder.

The Funds will purchase and sell the principal portion of Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds.  As such, the Funds are not expected to incur brokerage commissions with respect to their investments in the underlying funds.

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Sub-Advisor and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following brokerage commissions:

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		Aggregate Brokerage Commissions Paid to Brokers
Fund Name	Fund Inception Date	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Amerigo Fund	07/01/03	$21,724	$19,762	$6,934
Clermont Fund	07/01/03	$3,362	$3,791	$5,149
Select Allocation Fund	11/10/06	$2,647	$3,122	$1,695

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility.  Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Advisor may select a broker based upon brokerage or research services provided to the Sub-Advisor.  The Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Sub-Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Sub-Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Sub-Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Funds’ Sub-Advisor under the Sub-Advisory Agreement (as defined below).  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of research services.

In some cases the Sub-Advisor may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service

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that is used for research purposes may be paid for with client commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services.  The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust’s fiscal year ended December 31, 2012, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor or Guggenheim Distributors, LLC (the “Distributor”), the distributor of the Funds’ shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC.  In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor, the Sub-Advisor or the Distributor.  With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds did not pay any brokerage commissions to the Distributor.

Securities of “Regular Broker-Dealers.”  The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.  As of December 31, 2012, the Clermont Fund held the following securities of the Trust’s “regular brokers or dealers” (the Amerigo Fund and Select Allocation Fund did not hold securities of the Trust’s “regular brokers or dealers as of December 31, 2012):

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Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
Clermont Fund	Morgan Stanley	Investment Grade Corporate Bonds	$396,052

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor, and Rydex Fund Services, LLC (the “Servicer”). The Board is responsible for generally overseeing the Trust’s service providers. The Board has formed a Risk Oversight Committee to focus, in part, on the oversight of the risk management performed by the Trust’s service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the oversight of the Board, the Risk Oversight Committee, and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s operations and, consequently, for managing the risks associated with that activity. The Board periodically emphasizes to the Funds’ service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of each fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund.  Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board, the Risk Oversight Committee and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and Sub-Advisor and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Advisor and Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services.  Among other things, the Board regularly considers the Advisor’s and Sub-Advisor’s adherence to each Fund’s investment restrictions and compliance with Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s and/or Sub-Advisor’s use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund’s investments in other investment companies, if any.  The Trust’s Chief Compliance Officer reports regularly to the Board to

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review and discuss compliance issues and Fund, Advisor and Sub-Advisor risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and Sub-Advisor.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively.  Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board, the Risk Oversight Committee, and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk.  Most of each Fund’s investment management and business affairs are carried out by or through each Fund’s Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.  Unless otherwise noted, the business address of each Trustee and Officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an “independent Trustee.”  The Trust has determined its leadership structure

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is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Interested Trustees
Donald C. Cacciapaglia* (61)	Trustee from 2012 to present.	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; and Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010.	217	None.
Independent Trustees
Corey A. Colehour (67)	Trustee from 1998 to present; Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	146	None.
J. Kenneth Dalton (72)	Trustee from 1998 to present; Member and Chairman of the Audit Committee from 1998 to present; Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	146	Trustee of Epiphany Funds (5) since 2009.
John O. Demaret (73)	Trustee from 1998 to present; Chairman of the Board from 2006 to present; Member of the	Retired.	146	None.

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
	Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.
Werner E. Keller (72)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present.	146	None.
Thomas F. Lydon, Jr. (53)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	President of Global Trends Investments (registered investment adviser) from 1996 to present.	146	Board of Directors of US Global Investors (GROW) since April 1995.
Patrick T. McCarville (70)	Trustee from 1998 to present; Member of the Audit Committee from 1998 to present; and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010.	146	None.
Roger Somers (68)	Trustee from 1998 to present; Member of the Audit, Governance, and Nominating	Founder and Chief Executive Officer of Arrow Limousine from 1962 to present.	146	None.

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
	Committees from 1998 to present.
Officers
Donald C. Cacciapaglia (61)	President from 2012 to present.	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; and Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010.	217	None.
Michael P. Byrum (42)	Vice President from 1999 to present.

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC.

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010) and Secretary (2002-2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); and Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), and Secretary (2002-2010); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008); Advisor Research Center, Inc., Secretary (2006-2009); and Rydex Specialized Products, LLC, Secretary (2005-2008).

			146	Not Applicable.
Nick Bonos (49)	Vice President and Treasurer from 2003 to present.	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund, and Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC.	146	Not Applicable.

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009).

Elisabeth Miller (44)	Chief Compliance Officer from 2012 to present.	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, Guggenheim Distributors, LLC, and Security Investors, LLC. Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004-2009).	146	Not Applicable.
Joseph M. Arruda (46)	Assistant Treasurer from 2006 to present.	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC. Previous: Vice President, Security Global Investors, LLC (2010-2011), Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) (2004-2011), and Rydex Advisors II, LLC (f/ka/ PADCO Advisors II, Inc.) (2004-2011).	146	Not Applicable.
Amy J. Lee (51) One Security Benefit Place Topeka, Kansas 66636-0001	Vice President from 2009 to present and Secretary from February 2012 to present.	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary and Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Series Funds, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC.	146	Not Applicable.

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Senior Vice President and Secretary, Security Global Investors, LLC (2007-2011), Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) (2010-2011), and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010-2011).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.

**

The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust.  The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust’s financial statements; and other audit related matters.  Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

Governance Committee.  The Board has a standing Governance Committee that operates under a written charter approved by the Board.  The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written

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committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust.  Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee.  The Governance Committee met once during the most recently completed fiscal year.

Nominating Committee.  The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board.  The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members.  Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee.   The Nominating Committee did not meet during the most recently completed fiscal year.

Risk Oversight Committee. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. The risk Oversight Committee met twice during the most recently completed fiscal year.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Operating Officer of the Advisor and of Guggenheim’s investment management business. Most recently he was Chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company.  From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of

44

the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber’s Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank’s Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., including Chief Operating Officer and Senior Managing Director of Investment Banking, Senior Managing Director of Global Fixed Income Research and Analytics and Managing Director of the Western Institutional Region for sales and trading in San Francisco. Mr. Cacciapaglia was a Senior Analyst with the Federal Reserve Bank of New York from 1973-1977. Licenses: Series 7, 63, 8, 3 and 24.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1998 and his prior experience working in the financial services industry.  Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1998.  In addition to his experience as a Trustee of, and his extensive institutional knowledge of, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice President of Schield Management Company, an SEC registered investment adviser.  Mr. Colehour’s significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1998 and his extensive knowledge of the banking and financial services industry.  Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1998, as a member of the Nominating and Governance Committees since 1998, and as a member of the Risk Oversight Committee since 2010.  The expertise Mr. Dalton developed during his more than twenty-nine (29) years in the mortgage and banking industries, including positions as President of CRAM Mortgage Service, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds’ investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise.  Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1998 and his experience as Chairman of the Board since 2006.  Mr. Demaret also has served as a member of the Audit Committee since 1998 and member of the Risk Oversight Committee since 2010.  As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board.  In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice.  Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry.  Mr. Keller also has served as a member of the Audit, Governance, and Nominating Committees since 2005.  In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee.  In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Keller acquired understanding about the operations of a registered investment adviser during his

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tenure as Founder and President of Centurion Capital Management, an SEC-registered investment adviser.  He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics.  Mr. Keller’s service as a Trustee, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry.  Mr. Lydon also has served as a member of the Audit, Governance, and Nominating Committees since 2005.  In addition to his experience as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996.  Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry.  He has also authored two books about ETFs.  Based on his experience as a Trustee, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. McCarville also has served as a member of the Audit Committee since 1998 and as the Chairman of the Governance and Nominating Committees since 1998.  Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years.  Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution.  Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1998.  Mr. Somers has extensive business experience as the founder and president of a transportation company.  Due to his business experience and experience serving as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Somers is very knowledgeable about the financial services industry.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

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Name	Fund Name	Dollar Range of Fund Shares (1)	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee (1),(2)
Interested Trustees
Donald C. Cacciapaglia	Amerigo Fund	None
	Clermont Fund	None	None
	Select Allocation Fund	None
Independent Trustees
Corey A. Colehour	Amerigo Fund	None
	Clermont Fund	None	$10,001 - $50,000
	Select Allocation Fund	None
J. Kenneth Dalton	Amerigo Fund	None
	Clermont Fund	None	$50,001 - $100,000
	Select Allocation Fund	None
John O. Demaret	Amerigo Fund	None
	Clermont Fund	None	Over $100,000
	Select Allocation Fund	None
Thomas F. Lydon, Jr.	Amerigo Fund	None
	Clermont Fund	None	None
	Select Allocation Fund	None
Werner E. Keller	Amerigo Fund	None
	Clermont Fund	None	$50,001 - $100,000
	Select Allocation Fund	None
Patrick T. McCarville	Amerigo Fund	None
	Clermont Fund	None	$50,001 - $100,000
	Select Allocation Fund	None
Roger J. Somers	Amerigo Fund	None
	Clermont Fund	None	None
	Select Allocation Fund	None

(1)                           Information provided is as of December 31, 2012.

(2)                           Includes the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex ETF Trust.

Board Compensation.  The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2012:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1)
Interested Trustees
Donald C. Cacciapaglia	$0	$0	$0	$0
Independent Trustees
Corey A. Colehour	$13,600	$0	$0	$159,000
J. Kenneth Dalton	$15,300	$0	$0	$179,000
John O. Demaret	$18,700	$0	$0	$219,000
Patrick T. McCarville	$14,500	$0	$0	$169,000
Roger J. Somers	$13,600	$0	$0	$159,000

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1)
Werner E. Keller	$15,300	$0	$0	$179,000
Thomas F. Lydon, Jr.	$13,600	$0	$0	$159,000

(1)                                 Represents total compensation for service as Trustee of the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

Codes of Ethics

The Board has adopted a Combined Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act.  The Advisor, Servicer and Distributor are also covered by the Code of Ethics.  The Code of Ethics applies to the personal investing activities of the trustees and the directors, officers and certain employees (“access persons”).  The Sub-Advisor has adopted its own Code of Ethics (the “Sub-Advisor’s Code of Ethics”) pursuant to Rule 17j-1, and the Sub-Advisor’s Code of Ethics applies to the personal investing activities of the Sub-Advisor’s access persons.  Rule 17j-1, the Code of Ethics, and the Sub-Advisor’s Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under the Code of Ethics and the Sub-Advisor’s Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings.  The Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Advisor subject to the Advisor’s oversight. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI.  The Board will periodically review each Fund’s proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.  The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement

Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust.  The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $170 billion in assets under supervision. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor and, when appropriate, evaluates any potential new asset managers for the Trust.  The

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Advisor also ensures compliance with each Fund’s investment policies and guidelines.  The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions, including the Sub-Advisor and its affiliates, for their expenses in connection with the distribution of Fund shares or for providing shareholder and sales support services on behalf of the Funds, and otherwise currently pay all distribution costs for Fund shares.

Pursuant to an investment advisory agreement with the Advisor, dated March 1, 2012, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for each series of the Trust, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust.  Pursuant to the Advisory Agreement, each Fund pays the Advisor a fee of 0.90% at an annual rate based on the average daily net assets for the Fund.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the Advisor the following investment advisory fees:

Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended 2010	Advisory Fees Paid for Fiscal Year Ended 2011	Advisory Fees Paid for Fiscal Year Ended 2012
Amerigo Fund	07/01/03	0.90%	$1,739,703	$1,515,168	$1,253,472
Clermont Fund	07/01/03	0.90%	$621,802	$696,279	$684,363
Select Allocation Fund	11/10/06	0.90%	$371,393	$345,783	$304,844

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisor and the Sub-Advisory Agreement

Pursuant to an investment sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), CLS Investments LLC, located at 17605 Wright Street, Omaha, Nebraska, 68130, serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio. CLS has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989, and, as of March 31, 2013, manages approximately $5.6 billion in assets.  The Sub-Advisor manages the day-to-day investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. CLS is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC (“NorthStar”), a Nevada limited liability

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company.  NorthStar’s voting interests are controlled 50% by Michael Miola and 50% by members of the family of Patrick Clarke, co-founder of NorthStar.

For its services as investment sub-adviser, CLS is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.40% of each Fund’s average daily net assets.  In addition to providing sub-advisory services, the Sub-Advisor and its affiliates may provide shareholder and sales support services on behalf of the Funds.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Advisor paid the Sub-Advisor the following investment sub-advisory fees:

Fund Name	Fund Inception Date	Annual Sub- Advisory Fee Contractual Rate	Sub-Advisory Fees Paid for Fiscal Year Ended 2010	Sub-Advisory Fees Paid for Fiscal Year Ended 2011	Sub-Advisory Fees Paid for Fiscal Year Ended 2012
Amerigo Fund	07/01/03	0.40%	$1,069,290	$673,442	$557,282
Clermont Fund	07/01/03	0.40%	$381,906	$309,543	$304,161
Select Allocation Fund	11/10/06	0.40%	$228,214	$153,696	$135,518

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice by the Advisor to the Sub-Advisor, or on not less than 60 days’ written notice by the Sub-Advisor to the Advisor.  The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Marc Pfeffer	5	$647.2	0	$0	5	$647.2
Jennifer Schenkelberg	4	$514.8	1,357	$448.5	1,361	$963.3
Rusty Vanneman	4	$999.1	27,712	$1,556.8	27,716	$2,555.9
Paula Wieck	6	$1,258.4	645	$56.8	651	$1,315.2

*           None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

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Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. The Sub-Advisor compensates the portfolio managers for their management of client and proprietary mutual fund assets. Each portfolio manager receives an annual salary for his or her management of the Funds, which is based on market factors and the portfolio manager’s skill and experience. The portfolio managers also are eligible to receive a discretionary bonus. The discretionary bonus takes into account several factors including (i) the Sub-Advisor’s profitability (net income and ability to pay a bonus), (ii) the investment performance of the overall firm, and (iii) an individual’s performance on the same portfolios.  The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance of asset value of any one product or strategy.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned*
Marc Pfeffer	Select Allocation Fund	None
Jennifer Schenkelberg	Select Allocation Fund	None
Rusty Vanneman	Amerigo Fund	None
	Clermont Fund	None
Paula Wieck	Amerigo Fund	None
	Clermont Fund	None
	Select Allocation Fund	None

*           Information provided as of December 31, 2012.

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws.  The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account

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activity for each Fund and each Fund’s shareholders.  The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.  In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following service fees to the Servicer:

Fund Name	Fund Inception Date	Service Fees Paid for Fiscal Year Ended 2010	Service Fees Paid for Fiscal Year Ended 2011	Service Fees Paid for Fiscal Year Ended 2012
Amerigo Fund	07/01/03	$483,250	$420,879	$348,186
Clermont Fund	07/01/03	$172,723	$193,411	$190,101
Select Allocation Fund	11/10/06	$103,165	$96,051	$84,679

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds.  Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following accounting service fees to the Servicer:

Fund Name	Fund Inception Date	Accounting Service Fees Paid for Fiscal Year Ended 2010	Accounting Service Fees Paid for Fiscal Year Ended 2011	Accounting Service Fees Paid for Fiscal Year Ended 2012
Amerigo Fund	07/01/03	$193,299	$168,351	$139,272
Clermont Fund	07/01/03	$69,089	$77,363	$76,039
Select Allocation Fund	11/10/06	$41,265	$38,420	$33,871

Distribution

Pursuant to a distribution agreement between the Trust and the Distributor dated March 1, 2012 (the “Distribution Agreement”), Guggenheim Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust.  The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds.  The Distributor is an affiliate of the Advisor.

Distribution Plan

Each Fund has adopted a Distribution Plan, pursuant to which the Distributor, or designated service providers determined by the Distributor (“Service Providers”), may receive up to 0.25% of each Fund’s assets as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.  Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance

52

companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to May 1, 2014.  However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.  If, at any point in the future, the Advisor determines that the imposition of a 12b-1 fee is in the best interests of the Funds, such 12b-1 fee may only be charged after obtaining Board approval to do so.

Investor Services Plan

Pursuant to an Investor Services Plan dated December 31, 1998, the Distributor directly, or indirectly through other service providers determined by the Distributor (“Service Providers”), provides investor services to owners of Contracts who, indirectly through insurance company separate accounts, invest in shares of the Funds (“Investors”).  Investor services include some or all of the following:  printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors (“Financial Advisors”); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to:  (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds’ portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds’ investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding 0.25% of the Funds’ average daily net assets.  The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services.  The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

For the fiscal year ended December 31, 2012, the Funds paid the following fees pursuant to the Investor Services Plan:

Fund	Inception Date	Investor Service Plan Fees Paid	Investor Service Plan Fees Paid
Amerigo Fund	07/01/03	0.25%	$348,186
Clermont Fund	07/01/03	0.25%	$190,101
Select Allocation Fund	11/10/06	0.25%	$84,679

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their

53

shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans).  Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Trust:

Financial Intermediary	Payments During Last Fiscal Year
Jefferson National Securities Corporation	$238,030
Keyport	$1,205
Keyport Benefit	$216
GE Life	$6,474
Lincoln Benefit	$4,017
Security Benefit Corporation	$1,045,439
Sun Life	$853
Nationwide	$845,054
SAGE Life	$885
Penn Mutual	$220
Phoenix Life	$6,911
Integrity Life	$4,689
National Integrity	$4,197

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Financial Intermediary	Payments During Last Fiscal Year
Columbus Life	$15
AXA	$2,679

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his or her broker or financial intermediary how he or she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Advisor and Sub-Advisor, as applicable, will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines.  In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

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Business Continuity and Disaster Recovery

The Advisor, the Distributor and the Servicer have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster.  While the Advisor, Distributor and Servicer believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor, Distributor and/or Servicer could be prevented or hindered from providing services to the Funds for extended periods of time.  These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions.  Under each of the Advisor’s, Distributor’s and Servicer’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor, Distributor or Servicer, or the reckless disregard of their respective obligations, the Advisor, Distributor and Servicer generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a list of the control persons and principal holders of securities of each Fund as of April 5, 2013, please see Appendix C to this SAI.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.”  The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares.  The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund.  As stated in the Funds’ Prospectus, the Funds’ assets consist primarily of the underlying funds, which are valued at their respective NAVs.  The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.  If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value,

56

as determined by amortized cost, is higher or lower than the price that a Fund would receive if the Fund sold the instrument.

For investments in an underlying open-end mutual fund, a Fund usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

Options on securities and indices purchased by a Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board.  The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer.  The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination.  The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

Suspension of the Right of Redemption

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors.  In cases where Nasdaq, the CME, Chicago Board Options Exchange

57

(“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.  On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.  Any order received after that time will receive the next business day’s NAV.

Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday.  Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.  In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans’ Day, and will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each Fund will be distributed as described in the Fund’s Prospectus under “Dividends and Distributions.”  Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders.  No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion in this SAI and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be held only by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans.  Under the provisions of the Internal Revenue Code currently in effect, net

58

income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance prospectus.  You should consult with your tax adviser regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

Section 817(h) Diversification

Each insurance company separate account that invests in a Fund must generally meet certain diversification requirements under Section 817(h) of the Internal Revenue Code in order for the annuities and insurance contracts funded by that separate account to be treated as “annuities” or “life insurance contracts” under the Internal Revenue Code.  If all of the beneficial interests in a Fund are held by one or more insurance company separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund.  Shares in the Funds are currently being offered only to separate accounts and other qualifying holders.  In order to enable separate accounts investing all of their assets in a Fund to meet the diversification requirements in regulations promulgated under Section 817(h), each Fund will meet the following test:  no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments.  Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract) it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.  The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the Internal Revenue Service in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets.  As a result, the Contracts may need to be modified to comply with any future clarification of these rules. Please consult the prospectus delivered to you regarding your Contract.

Regulated Investment Company Status

Each of the Funds intends to qualify for treatment as a Regulated Investment Company (“RIC”) under the Internal Revenue Code.  As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund’s shareholders.

In order to qualify as a RIC, each Fund must, among other requirements, receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from

59

interests in qualified publicly traded partnerships (the “90% Test”).  A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Income and gains from transactions in commodities such as precious metals and minerals are not “qualifying income” for purposes of the 90% Test.  Each Fund intends to restrict its investment in certain commodity-related investments, including pooled investment vehicles (described above) which hold commodities, to avoid a violation of the 90% Test.  Nevertheless, a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% Test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  Failure to comply with the 90% Test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In addition, each Fund must distribute at least the sum of 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders.  If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.  The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the 90% Test or the Asset Test for any taxable year, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period.  If a Fund fails to qualify for treatment as a RIC for any year, and these relief provisions are not available to the Fund, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends.  Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year.  Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.  In addition, if a Fund fails to qualify as a RIC, fails to satisfy the diversification requirements applicable to insurance company separate accounts, or fails to ensure that its shares are held

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only by the types of investors described above, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Federal Excise Tax

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts, certain segregated asset accounts of life insurance companies held in connection with variable contracts, and certain other investors.  In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

Certain Fund Investments

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

The Secretary of the Treasury is authorized to issue regulations that might cause a Fund, as a result of its realization of foreign currency gain that are not directly related to the Fund’s principal business of investing in stock or securities, to fail to qualify as a RIC.  As of the date of this disclosure, no regulations have been issued pursuant to this authorization.  It is possible, however, that such regulations may be issued in the future.

Options, Swaps and Other Complex Securities

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Special Rule Applicable to Investments in REITs

Under a notice issued by the Internal Revenue Service and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate

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account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income.  Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Other Issues

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisor, Distributor, or any affiliated person of the Funds, the Advisor, Sub-Advisor, or the Distributor.

Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, Sub-Advisor and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds’ current registration statement. As of December 31, 2012, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days
FactSet	Monthly	1-10 calendar days

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect.  The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the

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Advisor, Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the “portfolio holdings governing policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the portfolio holdings governing policies at any time and from time to time without prior notice in their sole discretion.  For purposes of the portfolio holdings governing policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shareholders will receive one vote for every full Fund share owned. Each Fund or class of a Fund, as applicable, will vote separately on matters relating solely to that Fund or class.  Each Fund’s shares are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Reporting

As a shareholder of a Fund, you will receive the unaudited financial information and audited financial statements for that Fund.  In addition, the Trust will send you proxy statements and other reports related to the Fund in which you own shares.  If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds.

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CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian.  Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2012, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2012 Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A — DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings

Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.

Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.”   Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective

A-1

elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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APPENDIX B — CLS INVESTMENTS, LLC

CLS PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

CLS INVESTMENTS, LLC

Policies and Procedures
Proxy Voting and Corporate Actions

Policy

CLS Investments, LLC (“CLS”), as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. CLS’ policy of having no proxy voting responsibility is disclosed to its advisory clients. CLS also serves as an investment adviser or sub-adviser to several open-end investment companies.  CLS’ general policy with respect to its proxy and corporate action obligations are set forth below.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Procedure

CLS has adopted various procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•                  CLS discloses its proxy voting policy of not having proxy voting authority in the firm’s Disclosure Document or other client information.

•                  CLS’ advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•                  CLS’ new client information materials may also indicate that advisory clients retain proxy voting authority.

•                  Proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client’s assets, or will be handled as otherwise agreed between the client and the custodian.

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•                  The Chief Compliance Officer reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

Proxies for AdvisorOne Funds and Rydex Variable Trust

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust and sub-adviser to certain investment companies under the Rydex Variable Trust (each a “Fund”).  Each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).  As a fund of funds, the Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  In particular it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act.  All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS’ policies.  Although the majority of proxy proposals can be handled in accordance with CLS’ established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.  All material conflicts of interest so identified by CLS will be addressed according the procedures set forth below:

1.              Vote in Accordance with the Established Policy.  In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.              Client Direction.  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.              Obtain Consent of Clients.  To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS’ conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.              Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and

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recommendation.  Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that CLS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of CLS’ Policies and Procedures by written request addressed to CLS.  CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS’ general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules.  Each proxy issue will be considered individually.

A.            Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.              Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.                                      Proposals to stagger board members’ terms;

b.                                      Proposals to limit the ability of shareholders to call special meetings;

c.                                       Proposals to require super majority votes;

d.                                      Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.                                       Proposals regarding “fair price” provisions;

f.                                        Proposals regarding “poison pill” provisions; and

g.                                       Permitting “green mail”.

2.              Providing cumulative voting rights.

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3.              “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.              Election of directors recommended by management and not recommended by the issuers board.

B.            Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.                                      Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.                                      Date and place of annual meeting.

3.                                      Limitation on charitable contributions or fees paid to lawyers.

4.                                      Ratification of directors’ actions on routine matters since previous annual meeting.

5.                                      Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.                                      Limiting directors’ liability

7.                                      Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the United States, and can restrict management’s ability to raise new capital.

8.                                      CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.                                      Employee Stock Purchase Plan

10.                               Establish 401(k) Plan

C.            Case-By-Case

CLS will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the fund.  These matters include:

1.                                      Pay directors solely in stocks

2.                                      Eliminate director mandatory retirement policy

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3.                                      Rotate annual meeting location/date

4.                                      Option and stock grants to management and directors

5.                                      Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

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APPENDIX C — CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 5, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.  Persons owing of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Amerigo Fund	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	8%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	39%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	46%
Clermont Fund	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	17%
	Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Dept.	One Security Benefit Place Topeka, KS 66636-0001	42%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	34%
Select Allocation	FSBL Variable Account A Attn: Denise Machell - Finance	One Security Benefit Place Topeka, KS 66636-0001	5%
	Nationwide Insurance Company NWVA4 c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, OH 43218-2029	23%
	Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, KS 66636-0001	72%

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PART C

Item 28.                                                  Exhibits.

(a)(1)

Certificate of Trust of Rydex Variable Trust (the “Registrant” or the “Trust”) dated June 11, 1998 is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A (File No. 333-57017), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001047469-98-024374 on June 17, 1998.

(a)(2)

Registrant’s Declaration of Trust dated June 11, 1998 is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-98-024374 on June 17, 1998.

(a)(3)

Amendment dated November 21, 2005 to the Registrant’s Declaration of Trust dated June 11, 1998 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-06-002087 on February 16, 2006.

(b)

Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-06-002087 on February 16, 2006.

(c)	Not Applicable.

(d)(1)

Advisory Agreement dated March 1, 2012 between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012

(d)(2)

Investment Sub-Advisory Agreement dated March 1, 2013 between Security Investors, LLC and CLS Investments, LLC, with respect to the Amerigo Fund, Clermont Fund and Select Allocation Fund, is filed herewith.

(e)(1)

Distribution Agreement dated March 1, 2012 between the Registrant and Rydex Distributors, LLC (now, Guggenheim Distributors, LLC) is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

(e)(2)

Form of Investor Services Agreement dated March 1, 2012 between the Registrant and Rydex Distributors, LLC (now, Guggenheim Distributors, LLC) is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

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(e)(3)

Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-99-015244 on April 16, 1999.

(e)(4)

Amendment dated February 12, 2010 to the Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-10-022445 on April 26, 2010.

(f)	Not Applicable.

(g)(1)

Custody Agreement dated October 16, 2009 between the Registrant and U.S. Bank National Association is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-10-024090 on April 30, 2010.

(g)(2)

Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star Bank, N.A.) is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-058978 on September 16, 2008.

(g)(3)

Revised Schedule II to the Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star Bank, N.A.) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-09-027794 on April 30, 2009.

(h)(1)

Third Amended and Restated Service Agreement dated August 11, 1998, as amended November 15, 2004, August 29, 2005 and August 28, 2006, between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-10-022445 on April 26, 2010.

(h)(2)

Amendment dated February 12, 2010 to the Third Amended and Restated Service Agreement dated August 11, 1998, as amended November 15, 2004, August 29, 2005 and August 28, 2006, between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-10-022445 on April 26, 2010.

(h)(3)

Accounting Services Agreement dated August 11, 1998, and as amended, between the Registrant and PADCO Service Company, Inc., d/b/a Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC), is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-98-037424 on October 16, 1998.

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(h)(4)

Amendment dated February 12, 2010 to the Accounting Service Agreement dated August 11, 1998 between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-10-022445 on April 26, 2010.

(h)(5)

Investment Management Agreement dated March 1, 2012 between Rydex Variable Long/Short Commodities Strategy CFC (now, Rydex Variable Managed Commodities Strategy CFC) and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

(h)(6)

Investment Management Agreement dated March 1, 2012 between Rydex Variable Managed Futures Strategy CFC (now, Rydex Variable Global Managed Futures Strategy CFC) and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

(h)(7)

Investment Management Agreement dated March 1, 2012 between Rydex Variable Multi-Hedge Strategies CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(67) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

(h)(8)

Investment Management Agreement dated March 1, 2012 between Rydex Variable Commodities Strategy CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 51 to the to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-12-030658 on April 30, 2012.

(i)

Opinion regarding legality of shares is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-13-035259 on April 30, 2013.

(j)	Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)

Distribution Plan dated February 14, 2003 is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-06-024641 on April 12, 2006.

(m)(2)	Amendment dated February 17, 2006 to Distribution Plan dated February 14, 2003 between the Registrant and Rydex Distributors, Inc. (now, Rydex Distributors, LLC) is incorporated

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herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-06-024641 on April 12, 2006.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)

Registrant’s Combined Code of Ethics, as approved by the Board of Trustees on May 16, 2012, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 116 to the Registration Statement of Rydex Series Funds on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-322802 on July 30, 2012.

(p)(2)

Code of Ethics for NorthStar Financial Services Group, LLC, including CLS Investments, LLC, dated April 1, 2013, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-13-035259 on April 30, 2013.

(q)(1)

Powers of Attorney for Werner E. Keller, Thomas F. Lydon, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-11-010888 on February 28, 2011.

(q)(2)

Power of Attorney for Donald C. Cacciapaglia is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 23 to the Rydex Dynamic Funds Registration Statement on Form N-1A (File No. 333-84797), as filed with the SEC via EDGAR Accession No. 0001193125-12-078306 on February 24, 2012.

Item 29.                                                  Persons Controlled by or under Common Control with the Fund.

As of the date of this Registration Statement, the Registrant owned 100% of the Rydex Variable Global Managed Futures Strategy CFC, Rydex Variable Multi-Hedge Strategies CFC, Rydex Variable Commodities Strategy CFC, and Rydex Variable Managed Commodities Strategy CFC, each an exempted company organized under Cayman Islands law.  The Registrant is not under common control with any other person.

Item 30.                                                  Indemnification.

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of June 11, 1998 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances.  Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “1933 Act”) as amended, and the Investment Company Act of 1940.  The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.  This indemnification is subject to the following conditions:

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(a)                                 no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b)                                 officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)                                  expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Registrant’s Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Busienss and Other Connections of the Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Security Investors, LLC (the “Advisor”) serves as the investment adviser for each series of the Trust. The Advisor also serves as investment adviser to a number of other investment companies. The principal address of the Advisor is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

Name	Position with Advisor	Other Business
Donald Cacciapaglia	Chief Executive Officer, President and Member Representative

Chief Executive Officer, President and Manager of Guggenheim Distributors, LLC

President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund

President, Chief Executive Officer and Trustee of Rydex

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Name	Position with Advisor	Other Business

Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust

President of Guggenheim Distributors, LLC

President of Guggenheim Funds Investment Advisors, LLC

President of Guggenheim Funds Distributors, LLC

Elisabeth A. Miller	Chief Compliance Officer

Current

Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust

 Chief Compliance Officer and Assistant Secretary of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund

Chief Compliance Officer of Guggenheim Distributors, LLC

Nick Bonos	Senior Vice President

Current

Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust

Treasurer of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund

Chief Executive Officer and Manager of Guggenheim Specialized Products, LLC

Chief Executive Officer and President of Rydex Fund Services, LLC

Vice President of Rydex Holdings, LLC

Vice President of Security Benefit Asset Management Holdings, LLC

Historical

Senior Vice President of Rydex Advisors, LLC and Rydex Advisors II, LLC

Treasurer, Chief Executive Officer and President of Advisor Research Center, Inc.

Michael P. Byrum	Senior Vice President	Current President and Chief Investment Officer of Rydex

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Name	Position with Advisor	Other Business

Holdings, LLC

Vice President of Rydex Dynamic Funds, Rydex Series Funds, Rydex ETF Trust, and Rydex Variable Trust

Manager of Guggenheim Specialized Products, LLC

President of Security Benefit Asset Management Holdings, LLC

Historical

Senior Vice President of Security Global Investors, LLC

Chief Investment Officer and President of Rydex Advisors, LLC and Rydex Advisors II, LLC

Chairman of the Board and Director of Advisor Research Center, Inc.

John Linnehan	Senior Vice President, Chief Financial Officer and Treasurer

Current

Senior Vice President, Chief Financial Officer and Treasurer of Rydex Holdings, LLC

Senior Vice President, Chief Financial Officer and Treasurer of Security Benefit Asset Management Holdings, LLC

Treasurer of Guggenheim Specialized Products, LLC

Treasurer of Rydex Fund Services, LLC

Treasurer of Advisor Research Center, LLC

Historical

Senior Vice President of Security Global Investors, LLC

Senior Vice President and Chief Financial Officer of Rydex Advisors, LLC and Rydex Advisors II, LLC

Amy Damman	Assistant Treasurer

Current

Assistant Treasurer of Security Benefit Asset Management Holdings, LLC

Assistant Treasurer of Rydex Holdings, LLC

Assistant Treasurer of Guggenheim Specialized Products, LLC

Assistant Treasurer of Rydex Fund Services, LLC

Assistant Treasurer of Advisor Research Center, LLC

Historical

Director of Business & Finance, Security Global Investors n/k/a Guggenheim Investments

7

Name	Position with Advisor	Other Business
Amy J. Lee	Senior Vice President & Secretary

Current

Vice President and Secretary of Security Benefit Asset Management Holdings, LLC

Vice President and Secretary of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund, and SBL Fund

Vice President and Secretary of Guggenheim Distributors, LLC

Secretary of Rydex Fund Services, LLC

Secretary of Guggenheim Specialized Products, LLC

Vice President and Secretary of Rydex Holdings, LLC

Vice President and Secretary of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust

President and Secretary of Advisor Research Center, LLC

Historical

Assistant Secretary of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust

Secretary of Security Global Investors, LLC

Secretary of Security Financial Resources, Inc.

Senior Vice President and Secretary of Rydex Advisors, LLC and Rydex Advisors II, LLC

President and Secretary of Advisor Research Center, Inc

Secretary and Chief Compliance Officer of Security Distributors, Inc.

 Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corporation and Security Benefit Life Insurance Company

Joe Arruda	Vice President

Current

Chief Financial Officer and Manager of Guggenheim Specialized Products, LLC

Vice President of Rydex Fund Services, LLC

Assistant Treasurer of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund

Assistant Treasurer of Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, and Rydex ETF

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Name	Position with Advisor	Other Business
Trust Historical Vice President of Security Global Investors, LLC Vice President of Rydex Advisors, LLC and Rydex Advisors II, LLC

Farhan Sharaff	Senior Vice President	Chief Investment Officer of Transparent Value, LLC Assistant Chief Investment Officer, Equities of Guggenheim Partners Investment Management

CLS Investments, LLC (“CLS”) serves as the investment sub-adviser for the Trust’s CLS AdvisorOne Amerigo Fund, CLS AdvisorOne Clermont Fund and CLS AdvisorOne Select Allocation Fund.  The principal address of CLS is 4020 South 147th Street, Omaha, Nebraska 68137.  CLS is an investment adviser registered under the Investment Advisers Act of 1940.

Name	Position with CLS	Other Business
Todd Clarke	Chief Executive Officer and Manager	Chairman of the Board of Trustees of AdvisorOne Funds; Director of Constellation Trust Company

Scott Kubie	Executive Vice President, Chief Strategist	None

Mike Miola	Manager

Manager of NorthStar Financial Services Group, LLC

Manager of Orion Advisor Services, LLC

Manager of Gemcom, LLC

Manager of Northern Lights Compliance Services, LLC

Director of Constellation Trust Company

Manager of Gemini Fund Services, LLC

Brian Nielsen	General Counsel and Secretary

General Counsel and Secretary of NorthStar Financial Services Group, LLC

General Counsel and Secretary of Orion Advisor Services, LLC

General Counsel, Secretary, and Manager of Northern Lights Distributors, LLC

General Counsel, Secretary and Director of Constellation Trust Company

General Counsel and Secretary of Gemini Fund Services, LLC

General Counsel and Secretary of Gemcom, LLC

General Counsel, Manager and Secretary of Northern Lights Compliance Services, LLC

Chief Legal Officer and Secretary of AdvisorOne Funds

Manager of Arbor Point Advisors, LLC

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Name	Position with CLS	Other Business
Ryan Beach	President	President of AdvisorOne Funds

John Ludlow	Chief Operations Officer	None

Kylee Pohl	Chief Compliance Officer	Associate General Counsel of NorthStar Financial Services Group, LLC

Daniel Applegarth	Treasurer

Chief Financial Officer of NorthStar Financial Services Group, LLC, Treasurer and Director of Constellation Trust Company, Chief Financial Officer, Treasurer, and FINOP of Northern Lights Distributors, LLC

James Anderson	Chief Information Officer	None

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

Item 32.                                                  Principal Underwriters.

(a)

Guggenheim Distributors, LLC serves as the principal underwriter for the Registrant, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Distributors, LLC:

Name	Position and Offices with Underwriter	Position and Offices with Registrant
Donald Cacciapaglia	Chief Executive Officer, President and Manager	Chief Executive Officer, President and Member Representative

Julie Jacques	Treasurer	None

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Name	Position and Offices with Underwriter	Position and Offices with Registrant
Elisabeth Miller	Chief Compliance Officer	Chief Compliance Officer

William Belden	Vice President	None

Amy J. Lee	Vice President and Secretary	Vice President and Secretary

Douglas Mangini	Vice President	None

Kevin McGovern	Vice President	None

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Item 33.                                                  Location of Accounts and Records.

(a)                                 With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodian:

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

(b)/(c)               With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

Rydex Fund Services, LLC

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(c)                                  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser, Security Investors, LLC, and sub-advisers, CLS Investments, LLC (for the Amerigo, Select Allocation and Clermont Funds):

Security Investors, LLC

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

CLS Investment Firm, LLC

4020 South 147th Street

Omaha, Nebraska 68137

Item 34.                                                  Management Services.

There are no management-related service contracts not discussed in Parts A and B.

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Item 35.                                                  Undertakings.

1.                    The Managed Commodities Strategy Fund, Global Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund (the “Funds”) undertake they will not use the Rydex Variable Managed Commodities Strategy CFC, and Rydex Variable Global Managed Futures Strategy CFC, and Rydex Variable Multi-Hedge Strategies CFC, respectively (the “Subsidiaries”) to evade the provisions of the Investment Company Act of 1940 (the “1940 Act”) or the Investment Advisers Act of 1940.

2.                    The Subsidiaries undertake that the assets of the Subsidiaries will be maintained at all times in accordance with the requirements of section 17(f) of the 1940 Act.

3.                    The Subsidiaries undertake that they will maintain duplicate copies of their books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of section 31 of the 1940 Act and the rules thereunder.

4.                    The Subsidiaries undertake that they will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

5.                    The Subsidiaries undertake that they will consent to the jurisdiction of the United States courts and the SEC over it.

The Rydex Variable Managed Commodities Strategy CFC, Rydex Variable Global Managed Futures Strategy CFC, and Rydex Variable Multi-Hedge Strategies CFC have duly caused this Registration Statement of Rydex Variable Trust, with respect only to the information that specifically relates to the Rydex Variable Managed Commodities Strategy CFC, Rydex Variable Global Managed Futures Strategy CFC, and Rydex Variable Multi-Hedge Strategies CFC, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Rockville, State of Maryland on the 30th day of May, 2013.

RYDEX VARIABLE MANAGED COMMODITIES STRATEGY CFC

RYDEX VARIABLE GLOBAL MANAGED FUTURES STRATEGY CFC

RYDEX VARIABLE MULTI-HEDGE STRATEGIES CFC

By:	/s/ Kevin McGovern
Kevin McGovern, Director

This Registration Statement of Rydex Variable Trust, with respect only to the information that specifically relates to the Rydex Variable Managed Commodities Strategy CFC, Rydex Variable Global Managed Futures Strategy CFC, and Rydex Variable Multi-Hedge Strategies CFC has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin McGovern	Director	May 30, 2013
Kevin McGovern

/s/ Amy J. Lee	Director	May 30, 2013
Amy J. Lee

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the has duly caused this Post-Effective Amendment No. 55 to Registration Statement 333-57017 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 30th day of May, 2013.

Rydex Series Funds

/s/ Donald C. Cacciapaglia*
Donald C. Cacciapaglia
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 55 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald C. Cacciapaglia*	Member of the Board of Trustees	May 30, 2013
Donald C. Cacciapaglia

/s/ J. Kenneth Dalton*	Member of the Board of Trustees	May 30, 2013
J. Kenneth Dalton

/s/ John O. Demaret*	Member of the Board of Trustees	May 30, 2013
John O. Demaret

/s/ Patrick T. McCarville*	Member of the Board of Trustees	May 30, 2013
Patrick T. McCarville

/s/ Roger Somers*	Member of the Board of Trustees	May 30, 2013
Roger Somers

/s/ Corey A. Colehour*	Member of the Board of Trustees	May 30, 2013
Corey A. Colehour

/s/ Werner E. Keller*	Member of the Board of Trustees	May 30, 2013
Werner E. Keller

/s/ Thomas F. Lydon*	Member of the Board of Trustees	May 30, 2013
Thomas F. Lydon

/s/ Nikolaos Bonos	Vice President and Treasurer	May 30, 2013
Nikolaos Bonos

/s/ Nikolaos Bonos
* Nikolaos Bonos

*    Attorney-in-Fact, pursuant to power of attorney

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Exhibit Index

Exhibit Number	Exhibit:

EX-99.D2	Investment Sub-Advisory Agreement dated March 1, 2013 between Security Investors, LLC and CLS Investments, LLC, with respect to the Amerigo Fund, Clermont Fund and Select Allocation Fund

EX-99.J	Consent of independent registered public accounting firm, Ernst & Young LLP

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